______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported) February 27, 1997


          CWABS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of February 27, 1997, providing for the issuance of the CWABS, INC., Asset-Backed
          Certificates, Series     1997-1).


                              CWABS, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  333-11095           95-4596514
----------------------------     -------------    ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)




155 North Lake Avenue
Pasadena, California                                      91101
---------------------                                  ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 304-5591
                                                     ----- --------
_____________________________________________________________________
Item 5.   Other Events.
----      ------------


Description of the Certificates and the Mortgage Pool/*/
-----------------------------------------------------


     On February 27, 1997, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 27, 1997 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed, Series 1997-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.










____________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated February 21, 1997 and the Prospectus Supplement dated February 24, 1997, of CWABS,, Inc., relating to its Asset- Backed Certificates, Series 1997-1

     Mortgage Loan Statistics
     ------------------------

     The following tables describe characteristics of the Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.




Number of Mortgage Loans:                                   1,880

Index:                                              6 Month LIBOR

Lien Status:					 First Lien Loans

Aggregate Unpaid Principal Balance:               $183,117,812.75
Aggregate Original Principal Balance:             $183,309,850.50

Weighted Average Coupon (Gross):                           9.308%
Gross Coupon Range:                             5.625% -  14.625%

Weighted Average Margin (Gross):                           6.130%
Gross Margin Range:                             4.500% -   9.250%

Weighted Average Life Cap (Gross):                        16.308%
Gross Life Cap Range:                          12.625% -  21.625%

Weighted Average Life Floor (Gross):                       9.308%
Gross Life Floor Range:                         5.625% -  14.625%
_________________________________________________________________________

Average Unpaid Principal Balance:                      $97,403.09
Average Original Principal Balance:                    $97,505.24

Maximum Unpaid Principal Balance:                     $634,532.57
Minimum Unpaid Principal Balance:                      $12,406.67

Maximum Original Principal Balance:                   $635,000.00
Minimum Original Principal Balance:                    $12,500.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         357.165
Stated Rem Term Range:                         177.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            0.858
Age Range:                                       0.000 -    4.000

Weighted Average Original Term:                           358.023
Original Term Range:                           180.000 -  360.000

Weighted Average Original LTV:                             72.006
Original LTV Range:                            13.325% -  90.000%

Weighted Average Periodic Interest Cap:                    1.500%
Periodic Interest Cap Range:                    1.500% -   1.500%

Weighted Average Months to Interest Roll:                  15.474
Months to Interest Roll Range:                           2 -   24

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6


* Current Balance is Scheduled as of 3/1/97.
______________________________________________________________________________





                      GROSS MORTGAGE INTEREST RATE RANGE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance


 5.50% < Gross Coupon <=  6.00%          2          561,275.18       0.31
 6.00% < Gross Coupon <=  6.50%          4          617,492.10       0.34
 6.50% < Gross Coupon <=  7.00%         25        2,522,758.18       1.38
 7.00% < Gross Coupon <=  7.50%         50        5,577,560.47       3.05
 7.50% < Gross Coupon <=  7.75%         64        7,128,564.21       3.89
 7.75% < Gross Coupon <=  8.00%         74        8,302,363.20       4.53
 8.00% < Gross Coupon <=  8.25%         65        7,415,065.83       4.05
 8.25% < Gross Coupon <=  8.50%        139       15,150,834.78       8.27
 8.50% < Gross Coupon <=  8.75%        143       16,037,829.07       8.76
 8.75% < Gross Coupon <=  9.00%        174       18,185,232.01       9.93
 9.00% < Gross Coupon <=  9.25%        157       16,524,404.91       9.02
 9.25% < Gross Coupon <=  9.50%        150       13,706,608.98       7.49
 9.50% < Gross Coupon <=  9.75%        160       14,362,641.61       7.84
 9.75% < Gross Coupon <= 10.00%        138       13,827,131.61       7.55
10.00% < Gross Coupon <= 10.25%        100        8,213,944.23       4.49
10.25% < Gross Coupon <= 10.50%        106        8,455,414.98       4.62
10.50% < Gross Coupon <= 10.75%         77        6,740,883.00       3.68
10.75% < Gross Coupon <= 11.00%         68        5,867,739.07       3.20
11.00% < Gross Coupon <= 11.25%         69        4,911,252.41       2.68
11.25% < Gross Coupon <= 11.50%         42        3,284,637.40       1.79
11.50% < Gross Coupon <= 11.75%         37        2,587,572.61       1.41
11.75% < Gross Coupon <= 12.00%         19        1,769,046.60       0.97
12.00% < Gross Coupon <= 12.25%          8          597,083.36       0.33
12.25% < Gross Coupon <= 12.50%          3          153,491.10       0.08
12.75% < Gross Coupon <= 13.00%          1           99,810.43       0.05
13.00% < Gross Coupon <= 13.25%          1           32,485.87       0.02
13.50% < Gross Coupon <= 13.75%          2          127,887.93       0.07
14.25% < Gross Coupon <= 14.50%          1          228,109.29       0.12
14.50% < Gross Coupon <= 14.75%          1          128,692.33       0.07
____________________________________________________________________________
Total..........                       1880     $183,117,812.75     100.00%
============================================================================





                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance


168 < Rem Term <= 180         28       2,011,243.03           1.10%
348 < Rem Term <= 360      1,852     181,106,569.72          98.90%
___________________________________________________________________
Total............          1,880     183,117,812.75         100.00%
===================================================================






                          LOAN SUMMARY STRATIFIED BY
                              PAID THRU DATE


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance


12/01/96                          11         1,138,339.63       0.62
01/01/97                          47         4,094,332.86       2.24
02/01/97                        1434       142,181,072.95      77.64
03/01/97                         385        35,546,688.03      19.41
04/01/97                           3           157,379.28       0.09
__________________________________________________________________________
Total..................         1880      $183,117,812.75     100.00%
==========================================================================





                        ORIGINAL LOAN-TO-VALUE RATIOS


                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

10.000 < LTV <= 15.000             1            99,940.96       0.05
15.000 < LTV <= 20.000             5           172,812.47       0.09
20.000 < LTV <= 25.000             5           234,879.75       0.13
25.000 < LTV <= 30.000            13           583,087.26       0.32
30.000 < LTV <= 35.000            10           542,775.92       0.30
35.000 < LTV <= 40.000            18         1,509,524.77       0.82
40.000 < LTV <= 45.000            15           984,607.91       0.54
45.000 < LTV <= 50.000            38         2,703,056.11       1.48
50.000 < LTV <= 55.000            60         4,944,264.21       2.70
55.000 < LTV <= 60.000           104         8,529,636.68       4.66
60.000 < LTV <= 65.000           213        18,706,396.03      10.22
65.000 < LTV <= 70.000           347        30,509,230.26      16.66
70.000 < LTV <= 75.000           533        55,090,590.91      30.08
75.000 < LTV <= 80.000           346        39,122,834.08      21.36
80.000 < LTV <= 85.000           138        15,638,627.58       8.54
85.000 < LTV <= 90.000            34         3,745,547.85       2.05
__________________________________________________________________________
Total....................       1880      $183,117,812.75     100.00%
==========================================================================




                               DISTRIBUTION OF
                                   MARGINS


                                                              Percentage of
                                              Aggregate        Cut-Off Date
                               Number of       Unpaid            Aggregate
        Gross                  Mortgage       Principal          Principal
        Margin                   Loans         Balance            Balance

 4.000 < Margin <=  4.500            9         673,072.02           0.37
 4.500 < Margin <=  5.000           76       7,203,875.78           3.93
 5.000 < Margin <=  5.500          376      40,272,310.17          21.99
 5.500 < Margin <=  6.000          502      52,267,470.94          28.54
 6.000 < Margin <=  6.500          405      40,579,973.22          22.16
 6.500 < Margin <=  7.000          292      24,065,407.08          13.14
 7.000 < Margin <=  7.500          130       9,966,877.68           5.44
 7.500 < Margin <=  8.000           72       6,480,449.26           3.54
 8.000 < Margin <=  8.500           14       1,139,760.11           0.62
 8.500 < Margin <=  9.000            2          67,087.84           0.04
 9.000 < Margin <=  9.500            2         401,528.65           0.22
__________________________________________________________________________
Total.................           1,880    $183,117,812.75         100.00%
==========================================================================








                                              LOAN SUMMARY STRATIFIED BY
                                                       LIFE CAP


                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
          Gross                   Mortgage     Principal          Principal
         Life Cap                   Loans       Balance            Balance

12.500 < LIFE CAP <= 13.00              2       561,275.18           0.31
13.000 < LIFE CAP <= 13.50              4       617,492.10           0.34
13.500 < LIFE CAP <= 14.00             25     2,522,758.18           1.38
14.000 < LIFE CAP <= 14.50             50     5,577,560.47           3.05
14.500 < LIFE CAP <= 15.00            138    15,430,927.41           8.43
15.000 < LIFE CAP <= 15.50            204    22,565,900.61          12.32
15.500 < LIFE CAP <= 16.00            317    34,223,061.08          18.69
16.000 < LIFE CAP <= 16.50            307    30,231,013.89          16.51
16.500 < LIFE CAP <= 17.00            298    28,189,773.22          15.39
17.000 < LIFE CAP <= 17.50            206    16,669,359.21           9.10
17.500 < LIFE CAP <= 18.00            145    12,608,622.07           6.89
18.000 < LIFE CAP <= 18.50            111     8,195,889.81           4.48
18.500 < LIFE CAP <= 19.00             56     4,356,619.21           2.38
19.000 < LIFE CAP <= 19.50             11       750,574.46           0.41
19.500 < LIFE CAP <= 20.00              1        99,810.43           0.05
20.000 < LIFE CAP <= 20.50              1        32,485.87           0.02
20.500 < LIFE CAP <= 21.00              2       127,887.93           0.07
21.000 < LIFE CAP <= 21.50              1       228,109.29           0.12
21.500 < LIFE CAP <= 22.00              1       128,692.33           0.07
__________________________________________________________________________
Total.................              1880    $183,117,812.75     100.00%
==========================================================================






                                           LOAN SUMMARY STRATIFIED BY
                                                   LIFE FLOOR


                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 5.500 < Life Floor <=  6.000           2       561,275.18      0.31
 6.000 < Life Floor <=  6.500           4       617,492.10      0.34
 6.500 < Life Floor <=  7.000          25     2,522,758.18      1.38
 7.000 < Life Floor <=  7.500          50     5,577,560.47      3.05
 7.500 < Life Floor <=  8.000         138    15,430,927.41      8.43
 8.000 < Life Floor <=  8.500         204    22,565,900.61     12.32
 8.500 < Life Floor <=  9.000         317    34,223,061.08     18.69
 9.000 < Life Floor <=  9.500         307    30,231,013.89     16.51
 9.500 < Life Floor <= 10.000         298    28,189,773.22     15.39
10.000 < Life Floor <= 10.500         206    16,669,359.21      9.10
10.500 < Life Floor <= 11.000         145    12,608,622.07      6.89
11.000 < Life Floor <= 11.500         111     8,195,889.81      4.48
11.500 < Life Floor <= 12.000          56     4,356,619.21      2.38
12.000 < Life Floor <= 12.500          11       750,574.46      0.41
12.500 < Life Floor <= 13.000           1        99,810.43      0.05
13.000 < Life Floor <= 13.500           1        32,485.87      0.02
13.500 < Life Floor <= 14.000           2       127,887.93      0.07
14.000 < Life Floor <= 14.500           1       228,109.29      0.12
14.500 < Life Floor <= 15.000           1       128,692.33      0.07
__________________________________________________________________________
Total.................               1880   $183,117,812.75   100.00%
==========================================================================






                         NEXT INTEREST ROLLDATE DATE


                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance


   05/01/97             26      $2,578,082.97            01.41
   06/01/97            157     $18,039,339.48            09.85
   07/01/97            132     $13,778,722.39            07.52
   08/01/97            235     $26,003,461.65            14.20
   09/01/97             93      $9,075,836.00            04.96
   11/01/98             63      $5,400,983.27            02.95
   12/01/98            295     $27,041,349.74            14.77
   01/01/99            319     $29,038,522.46            15.86
   02/01/99            339     $31,886,376.79            17.41
   03/01/99            221     $20,275,138.00            11.07
__________________________________________________________________________
Total........         1880    $183,117,812.75           100.00%
==========================================================================







                        ORIGINAL MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
            Original             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance


    10,000 < Balance <=    15,000       9          125,981.38       0.07
    15,000 < Balance <=    20,000      16          290,520.96       0.16
    20,000 < Balance <=    25,000      32          727,950.60       0.40
    25,000 < Balance <=    30,000      62        1,722,877.73       0.94
    30,000 < Balance <=    35,000      53        1,754,754.35       0.96
    35,000 < Balance <=    40,000      73        2,762,322.04       1.51
    40,000 < Balance <=    45,000      94        4,045,354.19       2.21
    45,000 < Balance <=    50,000      78        3,764,347.06       2.06
    50,000 < Balance <=    55,000      97        5,106,685.98       2.79
    55,000 < Balance <=    60,000     102        5,891,346.55       3.22
    60,000 < Balance <=    65,000      95        5,974,733.75       3.26
    65,000 < Balance <=    70,000      87        5,904,458.90       3.22
    70,000 < Balance <=    75,000     106        7,692,935.85       4.20
    75,000 < Balance <=    80,000      74        5,780,163.25       3.16
    80,000 < Balance <=    85,000      85        7,057,711.43       3.85
    85,000 < Balance <=    90,000      71        6,242,696.94       3.41
    90,000 < Balance <=    95,000      48        4,459,696.02       2.44
    95,000 < Balance <=   100,000      70        6,849,818.72       3.74
   100,000 < Balance <=   105,000      69        7,085,484.69       3.87
   105,000 < Balance <=   110,000      43        4,623,669.14       2.52
   110,000 < Balance <=   115,000      36        4,043,312.95       2.21
   115,000 < Balance <=   120,000      51        6,019,911.98       3.29
   120,000 < Balance <=   125,000      32        3,935,186.94       2.15
   125,000 < Balance <=   130,000      28        3,580,767.06       1.96
   130,000 < Balance <=   135,000      31        4,113,943.17       2.25
   135,000 < Balance <=   140,000      20        2,774,371.75       1.52
   140,000 < Balance <=   145,000      19        2,714,916.86       1.48
   145,000 < Balance <=   150,000      17        2,521,293.39       1.38
   150,000 < Balance <=   200,000     135       23,325,836.23      12.74
   200,000 < Balance <=   250,000      66       14,964,569.80       8.17
   250,000 < Balance <=   300,000      45       12,386,616.87       6.76
   300,000 < Balance <=   350,000      14        4,564,281.61       2.49
   350,000 < Balance <=   400,000       8        3,065,640.20       1.67
   400,000 < Balance <=   450,000       3        1,264,384.08       0.69
   450,000 < Balance <=   500,000       4        1,967,240.18       1.07
   500,000 < Balance <=   550,000       2        1,048,287.75       0.57
   550,000 < Balance <=   600,000       3        1,710,565.97       0.93
   600,000 < Balance                    2        1,253,176.43       0.68
__________________________________________________________________________
Total....................            1880     $183,117,812.75     100.00%
==========================================================================








                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance


    10,000 < Balance <=    15,000       9          125,981.38       0.07
    15,000 < Balance <=    20,000      16          290,520.96       0.16
    20,000 < Balance <=    25,000      32          727,950.60       0.40
    25,000 < Balance <=    30,000      63        1,751,786.80       0.96
    30,000 < Balance <=    35,000      52        1,725,845.28       0.94
    35,000 < Balance <=    40,000      73        2,762,322.04       1.51
    40,000 < Balance <=    45,000      94        4,045,354.19       2.21
    45,000 < Balance <=    50,000      79        3,814,213.64       2.08
    50,000 < Balance <=    55,000      97        5,111,542.35       2.79
    55,000 < Balance <=    60,000     101        5,836,623.60       3.19
    60,000 < Balance <=    65,000      95        5,974,733.75       3.26
    65,000 < Balance <=    70,000      87        5,904,458.90       3.22
    70,000 < Balance <=    75,000     106        7,692,935.85       4.20
    75,000 < Balance <=    80,000      74        5,780,163.25       3.16
    80,000 < Balance <=    85,000      85        7,057,711.43       3.85
    85,000 < Balance <=    90,000      71        6,242,696.94       3.41
    90,000 < Balance <=    95,000      48        4,459,696.02       2.44
    95,000 < Balance <=   100,000      70        6,849,818.72       3.74
   100,000 < Balance <=   105,000      70        7,190,356.08       3.93
   105,000 < Balance <=   110,000      42        4,518,797.75       2.47
   110,000 < Balance <=   115,000      36        4,043,312.95       2.21
   115,000 < Balance <=   120,000      51        6,019,911.98       3.29
   120,000 < Balance <=   125,000      33        4,060,088.75       2.22
   125,000 < Balance <=   130,000      27        3,455,865.25       1.89
   130,000 < Balance <=   135,000      31        4,113,943.17       2.25
   135,000 < Balance <=   140,000      20        2,774,371.75       1.52
   140,000 < Balance <=   145,000      19        2,714,916.86       1.48
   145,000 < Balance <=   150,000      18        2,671,209.66       1.46
   150,000 < Balance <=   200,000     134       23,175,919.96      12.66
   200,000 < Balance <=   250,000      66       14,964,569.80       8.17
   250,000 < Balance <=   300,000      45       12,386,616.87       6.76
   300,000 < Balance <=   350,000      14        4,564,281.61       2.49
   350,000 < Balance <=   400,000       8        3,065,640.20       1.67
   400,000 < Balance <=   450,000       3        1,264,384.08       0.69
   450,000 < Balance <=   500,000       4        1,967,240.18       1.07
   500,000 < Balance <=   550,000       2        1,048,287.75       0.57
   550,000 < Balance <=   600,000       3        1,710,565.97       0.93
   600,000 < Balance <=   650,000       2        1,253,176.43       0.68
__________________________________________________________________________
Total....................            1880     $183,117,812.75     100.00%
==========================================================================





              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AK                         1                  99,706.93         0.05
AR                         9                 582,202.31         0.32
AZ                        53               5,264,877.41         2.88
CA                       190              29,572,814.14        16.15
CO                        80               8,730,202.64         4.77
CT                         3                 241,902.82         0.13
DC                         1                 107,033.43         0.06
DE                         4                 341,344.00         0.19
FL                        98               8,261,251.69         4.51
GA                        22               1,322,528.10         0.72
HI                        27               4,682,450.43         2.56
IA                         9                 442,562.16         0.24
ID                       108               9,164,149.00         5.00
IL                        47               4,440,481.15         2.42
IN                        49               4,009,622.23         2.19
KS                        25               2,059,616.86         1.12
KY                        26               1,830,900.35         1.00
LA                        53               3,804,402.19         2.08
MA                        19               2,037,938.01         1.11
MD                        15               2,168,964.16         1.18
ME                         4                 280,865.36         0.15
MI                       142              12,367,750.77         6.75
MN                        28               2,048,436.87         1.12
MO                        59               3,675,374.03         2.01
MS                        13                 726,217.35         0.40
MT                        21               1,902,049.23         1.04
NC                        25               2,495,054.37         1.36
ND                         2                  59,554.57         0.03
NE                         1                 122,301.66         0.07
NH                         5                 318,739.68         0.17
NJ                        23               3,382,236.67         1.85
NM                        44               4,160,348.48         2.27
NV                        13               1,789,226.06         0.98
NY                        24               3,084,557.74         1.68
OH                       128               8,977,040.75         4.90
OK                        30               2,126,551.21         1.16
OR                        28               2,943,111.87         1.61
PA                        81               6,081,475.74         3.32
RI                        10                 863,944.02         0.47
SC                         8                 447,971.48         0.24
SD                         7                 393,934.46         0.22
TN                        50               5,401,786.13         2.95
TX                        61               5,573,796.78         3.04
UT                        71               9,282,103.34         5.07
VA                        10               1,528,669.86         0.83
VT                         5                 673,701.55         0.37
WA                        59               6,520,031.20         3.56
WI                        74               5,669,821.71         3.10
WV                         6                 337,776.49         0.18
WY                         9                 718,433.31         0.39
__________________________________________________________________________
Total...............    1880            $183,117,812.75       100.00%
==========================================================================






                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance


Single-family                   1572       151,562,911.60      82.77
Low-Rise Condo                    63         5,888,373.09       3.22
Manufactured Housing              37         2,126,079.34       1.16
PUD                              124        16,471,630.17       9.00
High-Rise Condo                    5           628,524.98       0.34
2-4 Family                        79         6,440,293.57       3.52
__________________________________________________________________________
Total...............            1880      $183,117,812.75     100.00%
==========================================================================









                                           LOAN SUMMARY STRATIFIED BY
                                                  LOAN PURPOSE


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Purchase                 518              51,227,914.88        27.98
Refinance               1362             131,889,897.87        72.02
__________________________________________________________________________
Total...............    1880            $183,117,812.75       100.00%
==========================================================================





         DISTRIBUTION OF PREPAYMENT PENALTIES ON MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
Prepay               Mortgage             Principal          Principal
Penalty                Loans               Balance            Balance

  N                      830              83,942,158.01        45.84
  Y                     1050              99,175,654.74        54.16
__________________________________________________________________________
Total...............    1880            $183,117,812.75       100.00%
==========================================================================







_____________________________________________________________________________

     -  COUNTRYWIDE 1997-1
     -  Cut Off Date of Tape is  2/24/97
     -  FIXED RATE COLLATERAL
     -  $106,001,121.72
     -  Mortgage Summary Report
_____________________________________________________________________________

Number of Mortgage Loans:                                   2,655

Lien Status:			      First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $106,001,121.72
Aggregate Original Principal Balance:             $106,402,039.25

Weighted Average Gross Coupon:                            10.437%
Gross Coupon Range:                             7.875% -  14.250%
_____________________________________________________________________________

Average Unpaid Principal Balance:                      $39,925.09
Average Original Principal Balance:                    $40,076.10

Maximum Unpaid Principal Balance:                     $439,771.90
Minimum Unpaid Principal Balance:                         $287.82

Maximum Original Principal Balance:                   $440,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     233.278
Stated Rem Term Range:                         176.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       0.897
Age Range:                                       0.000 -    4.000

Weighted Average Original Term (to Mat/Bln Date):         234.175
Original Term Range:                           180.000 -  360.000

Weighted Average Combined LTV:                             79.612
Combined LTV Range:                            12.500% - 100.054%


* Current Balance Is Scheduled As Of 3/1/97.
* Balloon Loans Are Shown To The Balloon Maturity Date (all balloon 360 am./180 bln.)
_____________________________________________________________________________







                      GROSS MORTGAGE INTEREST RATE RANGE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance


 7.75% < Gross Coupon <=  8.00%          6          686,755.40       0.65
 8.00% < Gross Coupon <=  8.25%          5          295,723.51       0.28
 8.25% < Gross Coupon <=  8.50%         15        1,269,170.37       1.20
 8.50% < Gross Coupon <=  8.75%         75        3,335,368.47       3.15
 8.75% < Gross Coupon <=  9.00%        165        6,638,325.30       6.26
 9.00% < Gross Coupon <=  9.25%        125        5,377,060.88       5.07
 9.25% < Gross Coupon <=  9.50%        147        7,357,343.63       6.94
 9.50% < Gross Coupon <=  9.75%        115        5,755,808.72       5.43
 9.75% < Gross Coupon <= 10.00%        132        7,900,596.50       7.45
10.00% < Gross Coupon <= 10.25%        202        8,206,039.57       7.74
10.25% < Gross Coupon <= 10.50%        312       11,587,191.82      10.93
10.50% < Gross Coupon <= 10.75%        301       10,830,452.30      10.22
10.75% < Gross Coupon <= 11.00%        216        7,835,061.63       7.39
11.00% < Gross Coupon <= 11.25%        145        5,238,729.43       4.94
11.25% < Gross Coupon <= 11.50%        202        7,263,750.54       6.85
11.50% < Gross Coupon <= 11.75%        202        6,441,682.59       6.08
11.75% < Gross Coupon <= 12.00%        134        4,318,585.35       4.07
12.00% < Gross Coupon <= 12.25%         64        2,048,538.31       1.93
12.25% < Gross Coupon <= 12.50%         41        1,664,835.04       1.57
12.50% < Gross Coupon <= 12.75%         16          707,571.27       0.67
12.75% < Gross Coupon <= 13.00%         16          691,269.51       0.65
13.00% < Gross Coupon <= 13.25%          7          171,498.66       0.16
13.25% < Gross Coupon <= 13.50%          5          190,467.72       0.18
13.50% < Gross Coupon <= 13.75%          1           19,484.28       0.02
13.75% < Gross Coupon <= 14.00%          5          145,823.43       0.14
14.00% < Gross Coupon <= 14.25%          1           23,987.49       0.02
____________________________________________________________________________
Total..........                       2655     $106,001,121.72     100.00%
============================================================================







                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance


168 < Rem Term <= 180      2,219      74,097,755.49          69.90%
348 < Rem Term <= 360        436      31,903,366.23          30.10%
___________________________________________________________________
Total............          2,655     106,001,121.72         100.00%
===================================================================






                          LOAN SUMMARY STRATIFIED BY
                              PAID THRU DATE


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

12/01/96                           7           228,944.96       0.22
01/01/97                          40         2,064,602.26       1.95
02/01/97                        2044        82,214,478.84      77.56
03/01/97                         558        21,291,901.19      20.09
04/01/97                           6           201,194.47       0.19
__________________________________________________________________________
Total..................         2655      $106,001,121.72     100.00%
==========================================================================








                                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
 Original CLTV Ratio                  Loans       Balance          Balance

                                                                         <C?

 10.000 < CLTV <=  15.000                     2          29,746.13       0.03
 15.000 < CLTV <=  20.000                     2          42,674.54       0.04
 20.000 < CLTV <=  25.000                     6         187,009.97       0.18
 25.000 < CLTV <=  30.000                     6         160,719.69       0.15
 30.000 < CLTV <=  35.000                    11         412,710.39       0.39
 35.000 < CLTV <=  40.000                    16         662,308.03       0.62
 40.000 < CLTV <=  45.000                    23       1,012,774.65       0.96
 45.000 < CLTV <=  50.000                    33       1,252,420.56       1.18
 50.000 < CLTV <=  55.000                    47       2,162,109.96       2.04
 55.000 < CLTV <=  60.000                    68       3,599,707.00       3.40
 60.000 < CLTV <=  65.000                   128       6,514,722.38       6.15
 65.000 < CLTV <=  70.000                   185       9,575,097.76       9.03
 70.000 < CLTV <=  75.000                   185      10,946,833.78      10.33
 75.000 < CLTV <=  80.000                   357      16,735,371.21      15.79
 80.000 < CLTV <=  85.000                   184       8,092,068.24       7.63
 85.000 < CLTV <=  90.000                 1,005      33,208,615.60      31.33
 90.000 < CLTV <=  95.000                    81       2,329,102.03       2.20
 95.000 < CLTV <= 100.000                   313       9,027,571.49       8.52
          CLTV >  100.000                     3          49,558.31       0.05
__________________________________________________________________________
Total....................                 2,655    $106,001,121.72     100.00%
==========================================================================




                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

         0 < Balance <=     5,000       1              287.82       0.00
     5,000 < Balance <=    10,000      11          109,680.67       0.10
    10,000 < Balance <=    15,000     209        2,994,635.17       2.83
    15,000 < Balance <=    20,000     359        6,564,245.45       6.19
    20,000 < Balance <=    25,000     391        9,049,825.59       8.54
    25,000 < Balance <=    30,000     345        9,677,730.38       9.13
    30,000 < Balance <=    35,000     267        8,737,477.83       8.24
    35,000 < Balance <=    40,000     246        9,328,003.90       8.80
    40,000 < Balance <=    45,000     165        7,040,893.77       6.64
    45,000 < Balance <=    50,000     179        8,646,886.75       8.16
    50,000 < Balance <=    55,000      69        3,643,551.11       3.44
    55,000 < Balance <=    60,000      69        4,015,320.78       3.79
    60,000 < Balance <=    65,000      56        3,524,100.42       3.32
    65,000 < Balance <=    70,000      35        2,382,990.03       2.25
    70,000 < Balance <=    75,000      32        2,336,663.54       2.20
    75,000 < Balance <=    80,000      31        2,409,830.76       2.27
    80,000 < Balance <=    85,000      25        2,081,364.91       1.96
    85,000 < Balance <=    90,000      22        1,943,422.16       1.83
    90,000 < Balance <=    95,000       9          838,071.62       0.79
    95,000 < Balance <=   100,000      31        3,065,455.98       2.89
   100,000 < Balance <=   105,000       6          617,905.81       0.58
   105,000 < Balance <=   110,000       7          755,478.59       0.71
   110,000 < Balance <=   115,000       9        1,020,861.99       0.96
   115,000 < Balance <=   120,000       8          944,178.57       0.89
   120,000 < Balance <=   125,000       4          485,443.39       0.46
   125,000 < Balance <=   130,000       5          642,744.78       0.61
   130,000 < Balance <=   135,000       6          794,630.35       0.75
   135,000 < Balance <=   140,000       5          690,418.40       0.65
   140,000 < Balance <=   145,000       3          425,579.41       0.40
   145,000 < Balance <=   150,000       6          895,681.39       0.84
   150,000 < Balance <=   200,000      21        3,695,305.32       3.49
   200,000 < Balance <=   250,000       7        1,530,892.62       1.44
   250,000 < Balance <=   300,000       9        2,489,777.62       2.35
   300,000 < Balance <=   350,000       3          971,074.35       0.92
   350,000 < Balance <=   400,000       2          791,515.74       0.75
   400,000 < Balance <=   450,000       2          859,194.75       0.81
__________________________________________________________________________
Total....................           2655      $106,001,121.72     100.00%
==========================================================================




              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance


AK                         3                  96,398.81         0.09
AL                        46                 966,435.94         0.91
AR                        15                 457,229.60         0.43
AZ                        48               1,838,363.98         1.73
CA                       882              37,680,840.55        35.55
CO                        80               2,964,515.45         2.80
CT                        10                 317,408.70         0.30
DC                         7                 363,500.59         0.34
DE                         4                 111,310.13         0.11
FL                       113               5,252,736.56         4.96
GA                        37               1,284,621.75         1.21
HI                        44               4,809,351.39         4.54
IA                         3                  56,124.00         0.05
ID                        71               2,962,201.93         2.79
IL                        37               1,110,713.46         1.05
IN                        48               2,216,351.25         2.09
KS                         8                 263,826.15         0.25
KY                        25               1,056,409.47         1.00
LA                        68               2,313,379.29         2.18
MA                        57               1,709,077.53         1.61
MD                        52               1,765,774.55         1.67
ME                         5                 122,870.35         0.12
MI                        66               2,240,093.96         2.11
MN                        15                 460,047.95         0.43
MO                        22                 606,485.97         0.57
MS                        38               1,441,576.54         1.36
MT                        14                 489,235.47         0.46
NC                        24                 740,139.46         0.70
NE                         6                 127,560.39         0.12
NH                         4                 126,894.62         0.12
NJ                        27                 927,153.42         0.87
NM                        31               1,048,111.46         0.99
NV                        34                 986,635.67         0.93
NY                        25               1,086,823.90         1.03
OH                        76               3,013,420.06         2.84
OK                        25                 997,837.33         0.94
OR                        78               2,965,828.02         2.80
PA                        76               2,514,948.26         2.37
RI                         4                 145,074.69         0.14
SC                         7                 309,330.16         0.29
SD                         2                  35,446.78         0.03
TN                        36               1,941,204.38         1.83
TX                        30               1,330,085.99         1.25
UT                       127               4,490,341.49         4.24
VA                        44               1,763,412.06         1.66
VT                         1                  21,954.91         0.02
WA                       165               5,979,558.54         5.64
WI                         9                 234,532.03         0.22
WV                         2                  45,944.18         0.04
WY                         4                 212,002.60         0.20
__________________________________________________________________________
Total...............    2655            $106,001,121.72       100.00%
==========================================================================







                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance


Single-family                   2299        90,858,736.01      85.71
Low-Rise Condo                    76         2,900,555.07       2.74
Manufactured Housing              11           585,849.76       0.55
PUD                              216         8,817,973.71       8.32
High-Rise Condo                    1           146,262.94       0.14
2-4 Family                        52         2,691,744.23       2.54
__________________________________________________________________________
Total...............            2655      $106,001,121.72     100.00%
==========================================================================





			           LOAN PURPOSE


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance


Purchase                 114               7,672,952.66         7.24
Refinance               2541              98,328,169.06        92.76
__________________________________________________________________________
Total...............    2655            $106,001,121.72       100.00%
==========================================================================





                                 LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance


1                        545              36,898,944.43        34.81
2                       2110              69,102,177.29        65.19
__________________________________________________________________________
Total...............    2655            $106,001,121.72       100.00%
==========================================================================






                          LOAN SUMMARY STRATIFIED BY
                                 Amortization


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance


Fully Amortizing                2121    84,943,054.97          80.13
Partially Amortizing             534    21,058,066.75          19.87
__________________________________________________________________________
Total..................         2655  $106,001,121.72         100.00%
==========================================================================







         DISTRIBUTION OF PREPAYMENT PENALTIES ON MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
Prepay               Mortgage             Principal          Principal
Penalty                Loans               Balance            Balance


  N                     2195              73,518,495.86        69.36
  Y                      460              32,482,625.86        30.64
__________________________________________________________________________
Total...............    2655            $106,001,121.72       100.00%
==========================================================================


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1.     The  Pooling and Servicing Agreement, dated as of February 27,
               1997, by and among the Company, CHL and the Trustee.


                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, INC.




                              By:  /s/ David Walker
                                   ---------------------------
                                   David Walker
                                   Vice President



Dated:  March 11, 1997

                                Exhibit Index
                                -------------



Exhibit                                                                  Page
-------                                                                  ----

99.1.     Pooling and Servicing Agreement,
          dated as of February 27, 1997, by
          and among, the Company, CHL
          and the Trustee.

                                 EXHIBIT 99.1
                                 ------------






                                 CWABS, INC.,

                                  Depositor

                        COUNTRYWIDE HOME LOANS, INC.,

                          Seller and Master Servicer

                                     and

                            THE BANK OF NEW YORK,

                                   Trustee

                    ______________________________________


                       POOLING AND SERVICING AGREEMENT

                        Dated as of February 27, 1997

                    ______________________________________


                   ASSET-BACKED CERTIFICATES, SERIES 1997-1







                              TABLE OF CONTENTS
                              -----------------

                                                                         Page

                                  ARTICLE I

                                 DEFINITIONS


Accrual Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Amount Held for Future Distribution . . . . . . . . . . . . . . . . . . . I-2
Appraised Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
Available Funds Shortfall . . . . . . . . . . . . . . . . . . . . . . . . I-2
Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
Bankruptcy Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
Book-Entry Certificates . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Carry-Forward Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Certificate Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Group 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Group 2 . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Insurer Default . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Register  . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificateholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Civil Relief Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-5
Civil Relief Act Interest Shortfall . . . . . . . . . . . . . . . . . . . I-5
Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-5
Class A Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . I-5
Class A-1 Available Funds Cap . . . . . . . . . . . . . . . . . . . . . . I-5
Class A-1 Pass-Through Margin . . . . . . . . . . . . . . . . . . . . . . I-6
Class A-1 Weighted Maximum Rate Cap . . . . . . . . . . . . . . . . . . . I-6
Class A-2 Pass-Through Margin . . . . . . . . . . . . . . . . . . . . . . I-6
Class A-2 Net Funds Cap . . . . . . . . . . . . . . . . . . . . . . . . . I-6
Class Certificate Principal Balance . . . . . . . . . . . . . . . . . . . I-6
Class R Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Cut-off Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Debt Service Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Deficient Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Definitive Certificates . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Deleted Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Delinquency Test Loan . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Delinquent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Denomination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Depository  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Depository Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Depository Participant  . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Due Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Eligible Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
ERISA Restricted Certificate  . . . . . . . . . . . . . . . . . . . . .  I-10
Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Excess Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Excess Subordinated Amount  . . . . . . . . . . . . . . . . . . . . . .  I-10
FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
FIRREA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
FNMA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Gross Margin  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Group 1 Available Funds Rate Adjustment . . . . . . . . . . . . . . . .  I-11
Group 1 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Group 1 Cut-off Date Principal Balance  . . . . . . . . . . . . . . . .  I-11
Group 2 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Group Principal Distribution Amount . . . . . . . . . . . . . . . . . .  I-11
Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Initial Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Initial Certificate Account Deposit . . . . . . . . . . . . . . . . . .  I-13
Initial Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
Insurance Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
Insurance Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
Insured Distribution Amount . . . . . . . . . . . . . . . . . . . . . .  I-13
Insured Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-13
Insured Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Interest Determination Date . . . . . . . . . . . . . . . . . . . . . .  I-14
Interest Distribution Amount  . . . . . . . . . . . . . . . . . . . . .  I-14
LIBOR Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Liquidated Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Loan Group 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Loan Group 2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Majority in Interest  . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Maturity Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Maximum Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Minimum Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Monthly Statement . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage File . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Loan Repurchase Price  . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Net Monthly Excess Cashflow . . . . . . . . . . . . . . . . . . . . . .  I-18
Net Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Nonrecoverable Advance  . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Officer's Certificate . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
One-Month LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Optional Termination  . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Original Class A-1 Certificate Principal Balance  . . . . . . . . . . .  I-20
Original Class A-2 Certificate Principal Balance  . . . . . . . . . . .  I-20
Original Class A-3 Certificate Principal Balance  . . . . . . . . . . .  I-20
Original Class A-4 Certificate Principal Balance  . . . . . . . . . . .  I-20
Original Class A-5 Certificate Principal Balance  . . . . . . . . . . .  I-20
Original Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . .  I-20
OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Outstanding Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  I-20
Ownership Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-20
Percentage Interest . . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
Periodic Rate Cap . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
Permitted Transferee  . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Pool Stated Principal Balance . . . . . . . . . . . . . . . . . . . . .  I-24
Preference Amount . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Preference Claim  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Premium Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Premium Percentage  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Prepayment Assumption . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Prepayment Interest Excess  . . . . . . . . . . . . . . . . . . . . . .  I-25
Prepayment Interest Shortfall . . . . . . . . . . . . . . . . . . . . .  I-25
Prepayment Period . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Principal Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Principal Remittance Amount . . . . . . . . . . . . . . . . . . . . . .  I-26
Private Certificate . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Prospectus Supplement . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
PUD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Realized Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Reference Banks . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Refinancing Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  I-28
Regular Certificate . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Reimbursement Amount  . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
REMIC Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
REO Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Replacement Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  I-28
Request for Release . . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Required Insurance Policy . . . . . . . . . . . . . . . . . . . . . . .  I-29
Required Subordinated Amount  . . . . . . . . . . . . . . . . . . . . .  I-29
Reserve Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Reuters Screen LIBO Page  . . . . . . . . . . . . . . . . . . . . . . .  I-30
Scheduled Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicer Advance Date . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Advances  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-31
Servicing Officer . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-31
Single Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-31
Startup Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-31
Stated Principal Balance  . . . . . . . . . . . . . . . . . . . . . . .  I-31
Subordinated Amount . . . . . . . . . . . . . . . . . . . . . . . . . .  I-32
Subordination Deficiency Amount . . . . . . . . . . . . . . . . . . . .  I-32
Subordination Deficit . . . . . . . . . . . . . . . . . . . . . . . . .  I-32
Subordination Increase Amount . . . . . . . . . . . . . . . . . . . . .  I-32
Subordination Reduction Amount  . . . . . . . . . . . . . . . . . . . .  I-32
Substitution Adjustment Amount  . . . . . . . . . . . . . . . . . . . .  I-32
Tax Matters Person  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33
Tax Matters Person Class R Certificate  . . . . . . . . . . . . . . . .  I-33
Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33
Trigger Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33
Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33
2/28 Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-33


                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES


SECTION 2.01.  Conveyance of Mortgage Loans . . . . . . . . . . . . . .  II-1
SECTION 2.02.  Acceptance by Trustee of the Mortgage Loans  . . . . . .  II-4
SECTION 2.03.  Representations, Warranties  and Covenants of  the Master
               Servicer and the Seller. . . . . . . . . . . . . . . . .  II-7
SECTION 2.04.  Representations and Warranties of the Depositor  . . . . II-19
SECTION 2.05.  Delivery  of  Opinion  of  Counsel   in  Connection  with
               Substitutions and Repurchases. . . . . . . . . . . . . . II-21
SECTION 2.06.  Authentication and Delivery of Certificates  . . . . . . II-22
SECTION 2.07.  Designations Under the REMIC Provisions  . . . . . . . . II-22
SECTION 2.08.  Covenants of the Master Servicer . . . . . . . . . . . . II-23


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS


SECTION 3.01.  Master Servicer to Service Mortgage Loans  . . . . . . . III-1
SECTION 3.02.  Subservicing; Enforcement  of the  Obligations of  Master
               Servicer . . . . . . . . . . . . . . . . . . . . . . . . III-2
SECTION 3.03.  Rights  of the Depositor, the Trustee and the Certificate
               Insurer in Respect of the Master Servicer  . . . . . . . III-3
SECTION 3.04.  Trustee to Act as Master Servicer  . . . . . . . . . . . III-3
SECTION 3.05.  Collection   of  Mortgage   Loan  Payments;   Certificate
               Account; Distribution Account  . . . . . . . . . . . . . III-4
SECTION 3.06.  Collection  of  Taxes,  Assessments  and  Similar  Items;
               Escrow Accounts  . . . . . . . . . . . . . . . . . . . . III-7
SECTION 3.07.  Access to Certain Documentation and Information Regarding
               the Mortgage Loans . . . . . . . . . . . . . . . . . . . III-8
SECTION 3.08.  Permitted Withdrawals  from the  Certificate Account  and
               Distribution Account . . . . . . . . . . . . . . . . . . III-8
SECTION 3.09.  (Reserved.)  . . . . . . . . . . . . . . . . . . . . .  III-10
SECTION 3.10.  Maintenance of Hazard Insurance  . . . . . . . . . . .  III-10
SECTION 3.11.  Enforcement    of    Due-On-Sale    Clauses;   Assumption
               Agreements . . . . . . . . . . . . . . . . . . . . . .  III-12
SECTION 3.12.  Realization Upon Defaulted  Mortgage Loans; Determination
               of Excess Proceeds and
               Realized Losses; Repurchase of Certain
               Mortgage Loans . . . . . . . . . . . . . . . . . . . .  III-13
SECTION 3.13.  Trustee to Cooperate; Release of Mortgage Files  . . .  III-17
SECTION 3.14.  Documents, Records and Funds in Possession
               of Master Servicer to be Held for the
               Trustee  . . . . . . . . . . . . . . . . . . . . . . .  III-18
SECTION 3.15.  Servicing Compensation . . . . . . . . . . . . . . . .  III-19
SECTION 3.16.  Access to Certain Documentation  . . . . . . . . . . .  III-20
SECTION 3.17.  Annual Statement as to Compliance  . . . . . . . . . .  III-20
SECTION 3.18.  Annual   Independent   Public    Accountants'   Servicing
               Statement; Financial
               Statements . . . . . . . . . . . . . . . . . . . . . .  III-20


                                  ARTICLE IV

                              DISTRIBUTIONS AND
                       ADVANCES BY THE MASTER SERVICER

SECTION 4.01.  Advances . . . . . . . . . . . . . . . . . . . . . . . .  IV-1
SECTION 4.02.  Reduction of Servicing Compensation in
               Connection with Prepayment Interest
               Shortfalls . . . . . . . . . . . . . . . . . . . . . . .  IV-2
SECTION 4.03   The Certificate Insurance Policy . . . . . . . . . . . .  IV-2
SECTION 4.04.  Distributions  . . . . . . . . . . . . . . . . . . . . .  IV-4
SECTION 4.05.  Monthly Statements to Certificate-
               holders  . . . . . . . . . . . . . . . . . . . . . . . .  IV-7
SECTION 4.06   Effect   of   Payments   by  the   Certificate   Insurer;
               Subrogation  . . . . . . . . . . . . . . . . . . . . . . IV-10


                                  ARTICLE V

                               THE CERTIFICATES

SECTION 5.01.  The Certificates . . . . . . . . . . . . . . . . . . . . . V-1
SECTION 5.02.  Certificate  Register;   Registration  of   Transfer  and
               Exchange of Certificates . . . . . . . . . . . . . . . . . V-2
SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates  . . . . V-7
SECTION 5.04.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . V-7
SECTION 5.05.  Access   to   List  of   Certificateholders'   Names  and
               Addresses  . . . . . . . . . . . . . . . . . . . . . . . . V-7
SECTION 5.06.  Book-Entry Certificates  . . . . . . . . . . . . . . . . . V-8
SECTION 5.07.  Notices to Depository  . . . . . . . . . . . . . . . . . . V-9
SECTION 5.08.  Definitive Certificates  . . . . . . . . . . . . . . . . . V-9
SECTION 5.09.  Maintenance of Office or Agency  . . . . . . . . . . . .  V-10


                                  ARTICLE VI

              THE DEPOSITOR, THE MASTER SERVICER AND THE SELLER


SECTION 6.01.  Respective  Liabilities  of  the  Depositor,  the  Master
               Servicer and the Seller  . . . . . . . . . . . . . . . .  VI-1
SECTION 6.02.  Merger or Consolidation of the Depositor,
               the Master Servicer or the Seller  . . . . . . . . . . .  VI-1
SECTION 6.03.  Limitation on Liability of the Depositor,
               the Seller, the Master Servicer and Others . . . . . . .  VI-1
SECTION 6.04.  Limitation on Resignation of Master
               Servicer . . . . . . . . . . . . . . . . . . . . . . . .  VI-2
SECTION 6.05.  Errors and Omissions Insurance; Fidelity Bonds . . . . .  VI-3


                                 ARTICLE VII

                   DEFAULT; TERMINATION OF MASTER SERVICER


SECTION 7.01.  Events of Default; Trigger Event . . . . . . . . . . . . VII-1
SECTION 7.02.  Trustee to Act; Appointment of Successor . . . . . . . . VII-3
SECTION 7.03.  Notification to Certificateholders . . . . . . . . . . . VII-4
SECTION 7.04   Mortgage Loans, Trust Fund and Accounts
               Held for Benefit of the Certificate
               Insurer  . . . . . . . . . . . . . . . . . . . . . . . . VII-5



                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE


SECTION 8.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . .  VIII-1
SECTION 8.02.  Certain Matters Affecting the Trustee  . . . . . . . .  VIII-2
SECTION 8.03.  Trustee Not Liable for Mortgage Loans  . . . . . . . .  VIII-4
SECTION 8.04.  Trustee May Own Certificates . . . . . . . . . . . . .  VIII-4
SECTION 8.05.  Master Servicer to Pay Trustee's Fees and Expenses . .  VIII-4
SECTION 8.06.  Eligibility Requirements for Trustee . . . . . . . . .  VIII-5
SECTION 8.07.  Resignation and Removal of Trustee . . . . . . . . . .  VIII-5
SECTION 8.08.  Successor Trustee  . . . . . . . . . . . . . . . . . .  VIII-7
SECTION 8.09.  Merger or Consolidation of Trustee . . . . . . . . . .  VIII-7
SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee  . . . .  VIII-8
SECTION 8.11.  Tax Matters  . . . . . . . . . . . . . . . . . . . . .  VIII-9


                                  ARTICLE IX

                                 TERMINATION


SECTION 9.01.  Termination upon Liquidation or Repurchase
               of all Mortgage Loans  . . . . . . . . . . . . . . . . .  IX-1
SECTION 9.02.  Final Distribution on the Certificates . . . . . . . . .  IX-1
SECTION 9.03.  Additional Termination Requirements  . . . . . . . . . .  IX-3


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS


SECTION 10.01. Amendment  . . . . . . . . . . . . . . . . . . . . . . . . X-1
SECTION 10.02. Recordation of Agreement; Counterparts . . . . . . . . . . X-3
SECTION 10.03. Governing Law  . . . . . . . . . . . . . . . . . . . . . . X-3
SECTION 10.04. Intention of Parties . . . . . . . . . . . . . . . . . . . X-3
SECTION 10.05. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . X-4
SECTION 10.06. Severability of Provisions . . . . . . . . . . . . . . . . X-5
SECTION 10.07. Assignment . . . . . . . . . . . . . . . . . . . . . . . . X-5
SECTION 10.08. Limitation on Rights of Certificateholders . . . . . . . . X-5
SECTION 10.09. Inspection and Audit Rights  . . . . . . . . . . . . . . . X-6
SECTION 10.10. Certificates Nonassessable and Fully Paid  . . . . . . . . X-7
SECTION 10.11  The Certificate Insurer Default  . . . . . . . . . . . . . X-7
SECTION 10.12  Third Party Beneficiary  . . . . . . . . . . . . . . . . . X-7



                                   EXHIBITS

Exhibit A:     Form of Certificate Insurance Policy . . . . . . . . . .   A-1
Exhibit B:     Form of Class A-(1)(2)(3)(4)(5)  Certificate . . . . . .   B-1
Exhibit C:     (RESERVED) . . . . . . . . . . . . . . . . . . . . . . .   C-1
Exhibit D:     Form of Class R Certificate  . . . . . . . . . . . . . .   D-1
Exhibit E:     Form of Reverse of Certificates  . . . . . . . . . . . .   E-1
Exhibit F-1:   Mortgage Loan Schedule . . . . . . . . . . . . . . . . .   F-1
Exhibit F-2:   Special Mortgage Loan Schedule . . . . . . . . . . . . .   F-2
Exhibit G:     Form of Initial Certification of Trustee . . . . . . . .   G-1
Exhibit G-1:   Form of Interim Certification of Trustee . . . . . . . . G-1-1
Exhibit H:     Form of Final Certification of Trustee . . . . . . . . .   H-1
Exhibit I:     Form  of Transfer  Affidavit  for  the Class  R
               Certificate  . . . . . . . . . . . . . . . . . . . . . .   I-1
Exhibit 1:     Certain Definitions  . . . . . . . . . . . . . . . . . .  Ex.1
Exhibit 2:     Section 5.02 of the Agreement  . . . . . . . . . . . . .  Ex.2
Exhibit J:     Form of Transferor Certificate . . . . . . . . . . . . .   J-1
Exhibit K:     Form of Investment Letter (Non-Rule 144A)  . . . . . . .   K-1
Exhibit L:     Form of Rule 144A Investment Letter  . . . . . . . . . .   L-1
Exhibit M:     Form of Request for Release  . . . . . . . . . . . . . .   M-1
Exhibit N:     Form of Request for Release  . . . . . . . . . . . . . .   N-1
Exhibit O:     Form of Depository Agreement . . . . . . . . . . . . . .   O-1
Exhibit P:     Form of Mortgage Note and Mortgage . . . . . . . . . . .   P-1



POOLING AND SERVICING AGREEMENT, dated as of February  27, 1997, among CWABS,
INC., a  Delaware corporation,  as depositor  (the "Depositor"),  COUNTRYWIDE
HOME LOANS, INC., a New York corporation (in its capacity as seller hereunder, the "Seller", and in its capacity as master servicer hereunder, the "Master Servicer"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

                            PRELIMINARY STATEMENT

          The Depositor  is the owner  of the Mortgage Loans  (as hereinafter defined)  and the other property  being conveyed by it to  the Trustee in its capacity as  trustee of the Trust Fund (as  hereinafter defined) and has duly authorized the  execution and delivery of this  Agreement to provide for such conveyance.  All covenants  and agreements made by the  Depositor, the Seller and  the Master  Servicer herein  are  for the  benefit and  security  of the
Certificateholders and the  Certificate Insurer.   The Depositor is  entering
into this Agreement, and  the Trustee is accepting the trusts  created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Seller and the Trustee agree as follows:


                                  ARTICLE I

                                 DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accrual Period:  With respect to the Class A-1 Certificates and the
          --------------
Class A-2 Certificates and the first Distribution Date, the period commencing on  the Closing  Date  and  ending  on the  day  immediately  preceding  such
Distribution Date.  With respect to the Class A-1 Certificates and  the Class
A-2 Certificates and any subsequent Distribution  Date, the period commencing on  the  immediately  preceding  Distribution  Date and  ending  on  the  day immediately  preceding such subsequent Distribution Date. With respect to the
Class  A-3  Certificates,  the  Class  A-4 Certificates  and  the  Class  A-5
Certificates  and any  Distribution Date,  the calendar  month preceding  the month of such Distribution Date.

          Adjustment Date:  As to each Group 1 Mortgage Loan, each date on
          ---------------
which the related Mortgage Rate is subject  to adjustment, as provided in the related Mortgage Note.

          Advance:  The aggregate of the advances required to be made by the
          -------
Master Servicer  with respect  to any Distribution  Date pursuant  to Section
4.01,  the amount of  any such  advances being  equal to the  sum of  (A) the aggregate of payments of principal  and interest (net of the  Servicing Fees)
on the Mortgage Loans that were due on the related  Due Date and not received as of the  close of business on  the related Determination Date  and (B) with respect to each REO Property that has not been liquidated, an amount equal to the excess, if any, of (x) one month's interest (adjusted to the Net Mortgage
Rate) on  the Stated  Principal Balance  of  the related  Mortgage Loan  over
(y) the net monthly rental income (if  any) from such REO Property  deposited in the  Certificate Account  for such Distribution  Date pursuant  to Section
3.12, less the  aggregate amount  of any  such delinquent  payments that  the
Master Servicer has determined would constitute a Nonrecoverable Advance were an advance to be made with respect thereto.

          Agreement:  This Pooling and Servicing Agreement and any and all
          ---------
amendments or supplements hereto made in accordance with the terms herein.



          Amount Held for Future Distribution:  As to any Distribution Date,
          -----------------------------------
the aggregate amount held in the Certificate Account at the close of business on  the  immediately  preceding  Determination  Date  on account  of  (i) all
Scheduled Payments  or portions thereof  received in respect of  the Mortgage
Loans  in  the  related Loan  Group  due  after  the  related  Due  Date  and
(ii) Principal  Prepayments and Liquidation  Proceeds received in  respect of such Loan Group after the last day of the related Prepayment Period.

          Appraised Value:  The appraised value of the Mortgaged Property
          ---------------
based upon the  appraisal made for the Seller by an independent fee appraiser at the time  of the origination  of the related Mortgage  Loan, or the  sales price of the Mortgaged Property at the time of such origination, whichever is less, or with  respect to any Mortgage  Loan originated in connection  with a refinancing, the  appraised value  of the Mortgaged  Property based  upon the appraisal made at the time of such refinancing.

          Available Funds:  As to any Distribution Date and with respect to
          ---------------
a Loan Group, the sum (without duplication) of:   (i) the aggregate amount on
deposit  in the Certificate Account  in respect of such Loan  Group as of the close of business  on the immediately preceding Determination  Date, (ii) the
Advance in respect  of such Loan Group made with respect to such Distribution
Date and (iii) the  aggregate amount payable by the  Master Servicer pursuant to Section 4.02  in respect of  Prepayment Interest Shortfalls in  respect of such Loan  Group occurring during  the related Prepayment Period,  reduced by the  sum of  (x) the  Amount  Held for  Future Distribution  and  (y) amounts relating to  such Loan Group permitted  to be withdrawn  from the Certificate
Account  pursuant  to clauses  (i)-(vi)  and  (viii), inclusive,  of  Section
3.08(a).

          Available Funds Shortfall:  With respect to a Loan Group as of any
          -------------------------
Distribution Date, an  amount equal to the excess  of (i) the sum  of (a) the
Interest  Distribution Amount  for  the related  Certificate  Group for  such
Distribution  Date  and (b)  the  Subordination  Deficit,  if any,  for  such
Certificate Group over (ii) Available Funds for such Loan Group (after giving effect  to the crosscollateralization provisions contained in Section 4.04(a)
C.  hereof and net  of the related  Certificate Group's share  of the Premium
Amount) for such Distribution Date (but not less than zero).

          Balloon Loan:  Any Mortgage Loan that provides for the payment of
          ------------
the amortized balance thereof in a single payment at maturity.

          Bankruptcy Code:  Title 11 of the United States Code.
          ---------------

          Bankruptcy Loss:  With respect to any Mortgage Loan, a Realized
          ---------------
Loss  resulting  from  a  Deficient  Valuation  or  Debt  Service  Reduction;
provided, however, that a loss that would otherwise be deemed a Bankruptcy
--------  -------
Loss  shall not be deemed a  Bankruptcy Loss hereunder so  long as the Master
Servicer  has notified  the Trustee  in writing that  the Master  Servicer is diligently  pursuing any  remedies  that  may exist  in  connection with  the related Mortgage  Loan and  either (A) the  related Mortgage  Loan is  not in default with regard to payments due thereunder  or (B) delinquent payments of principal and interest under the related Mortgage Loan and any related escrow payments  in respect of  such Mortgage Loan  are being advanced  on a current basis by the  Master Servicer, in  either case without  giving effect to  any
Debt Service Reduction.

          Book-Entry Certificates:  Any of the Certificates that shall be
          -----------------------
registered  in the name  of the Depository  or its nominee,  the ownership of which is reflected on the books of the Depository or on the books of a person maintaining  an  account with  the  Depository  (directly, as  a  "Depository
Participant",  or indirectly, as  an indirect participant  in accordance with
the  rules of  the Depository  and as  described in  Section 5.06).   On  the
Closing Date, only the Class A Certificates will be Book-Entry Certificates.

          Business Day:  Any day other than (i) a Saturday or a Sunday, or
          ------------
(ii) a day  on which the Certificate  Insurer or the banking  institutions in the City  of New  York, New  York or the  city in  which the  Corporate Trust
Office of  the  Trustee is  located are  authorized or  obligated  by law  or executive order to be closed.

          Carry-Forward Amount:  For any Certificate Group as of any
          --------------------
Distribution Date,  the sum  of (i)  the amount,  if  any, by  which (a)  the
Insured Distribution  Amount for such  Certificate Group for  the immediately preceding Distribution Date  exceeded (b) the amount actually  distributed to the Holders of each  Class of Certificates in such Certificate  Group on such
Distribution Date in respect of  such Insured Distribution Amount (including, without  limitation, any related  Insured Payments  (as defined  herein)) and
(ii) 30 days' interest on the interest portion of the amount in clause (i) at
(a) in the case of the Group 1 Certificates, the applicable Pass-Through Rate for such Distribution Date and (b)  in the case of the Group 2  Certificates, at  the  weighted  average  of  the  Pass-Through Rates  for  the  Class  A-2
Certificates, the Class A-3 Certificates,  the Class A-4 Certificates and the
Class A-5 Certificates.

          Certificate:  Any one of the Group 1 Certificates, the Group 2
          -----------
Certificates  or Class  R  Certificates  executed  and authenticated  by  the
Trustee in substantially the forms attached hereto as exhibits.

          Certificate Account:  The separate Eligible Account created and
          -------------------
initially maintained by the  Trustee pursuant to Section 3.05(b) in  the name of the Trustee for the benefit of the Certificateholders  and the Certificate
Insurer and designated  "The Bank of New York in trust for registered holders
of  CWABS, Inc.,  Asset-Backed Certificates,  Series 1997-1".   Funds  in the
Certificate Account shall be held in trust for the Certificateholders and the
Certificate Insurer for the uses and purposes set forth in this Agreement.

          Certificate Group:  Either of the Certificate Group 1 or the
          -----------------
Certificate Group 2, as the case may be.

          Certificate Group 1:  The Certificate Group containing the Group
          -------------------
1 Certificates.

          Certificate Group 2:  The Certificate Group containing the Group
          -------------------
2 Certificates.

          Certificate Insurance Policy:  Collectively, the certificate
          ----------------------------
guaranty  insurance  policies  No.  23241 and  23242,  respectively,  and all endorsements thereto dated the Closing Date, including any Exhibits  attached
thereto,  issued  by   the  Certificate  Insurer  for  the   benefit  of  the
Certificateholders, copies of which are attached hereto as Exhibit A.

          Certificate Insurer:  MBIA Insurance Corporation, the principal
          -------------------
operating subsidiary of MBIA Inc. (a New York Stock Exchange listed company), domiciled in the State of New York, and any successors thereto.


          Certificate Insurer Default:  As defined in the Insurance
          ---------------------------
Agreement.

          Certificate Owner:  With respect to a Book-Entry Certificate, the
          -----------------
person that is the beneficial owner of such Book-Entry Certificate.

          Certificate Register:  The register maintained pursuant to Section
          --------------------
5.02 hereof.

          Certificateholder or Holder:  The person in whose name a
          -----------------    ------
Certificate is  registered in  the Certificate Register   (initially,  Cede &
Co., as nominee for the Depository, in the case of the  Class A Certificates, except that solely  for the purpose  of giving any  consent pursuant to  this
Agreement,  any Certificate  registered in the  name of the  Depositor or any affiliate of  the Depositor  shall be deemed  not to  be Outstanding  and the
Percentage  Interest evidenced  thereby shall  not be  taken into  account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such
                                       --------  -------
Person  (including  the  Depositor) owns  100%  of  the  Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be
Outstanding for purposes of any provision hereof that requires the consent of the Holders  of Certificates  of a  particular Class  as a  condition to  the taking of any action hereunder.  The Trustee is entitled to rely conclusively on a certification  of the  Depositor or  any affiliate of  the Depositor  in determining which Certificates are  registered in the name of an affiliate of
the  Depositor.   Any  Certificates  on which  payments  are  made under  the
Certificate  Insurance Policy shall  be deemed to be  outstanding and held by
the Certificate  Insurer to  the  extent of  such payment.   The  Certificate
Insurer  shall have the right to grant all consents, approvals and directions of the Certificateholders herein.

          Civil Relief Act:  The Soldiers' and Sailors' Civil Relief Act of
          ----------------
1940, as amended.

          Civil Relief Act Interest Shortfall:  With respect to any
          -----------------------------------
Distribution Date,  for any Mortgage Loan  in a Loan Group as  to which there has been a  reduction in the amount  of interest collectible thereon  for the most recently ended  Due Period as a result  of the application of  the Civil
Relief  Act, the amount,  if any, by  which (a) interest  collectible on such
Mortgage Loan during the most recently ended  calendar month is less than (b)
one month's interest on  the Stated Principal Balance of such  Mortgage Loan, calculated at a rate equal to the sum of (i) (a) in the case of the Class A-1
Certificates, the applicable Pass-Through Rate for such Distribution Date and
(b) in the  case of the  Group 2  Certificates, the weighted  average of  the
Pass-Through  Rates   for  the   Class  A-2   Certificates,  the   Class  A-3
Certificates, the Class A-4 Certificates and the Class A-5 Certificates, (ii)
the Servicing Fee Rate and (iii) the Premium Percentage.

          Class:  All Certificates bearing the same class designation as set
          -----
forth in Section 5.01 hereof.

          Class A Certificate:  Any of the Class A-1 Certificates, the Class
          -------------------
A-2 Certificates, the  Class A-3 Certificates, the Class  A-4 Certificates or
the Class A-5 Certificates, each executed and authenticated by the Trustee in substantially the form set forth in Exhibits B and E hereto.

          Class A-1 Available Funds Cap:   As of any Distribution Date, the
          -----------------------------
per  annum  rate  equal  to  the percentage  equivalent  of  a  fraction, the numerator of which is an amount equal to the excess of (i) the sum of (a) the aggregate amount  of interest due on  the Loan Group 1 Mortgage  Loans on the
related  Due  Date  (to  the  extent  received  or  advanced)   and  (b)  the
Subordination  Reduction Amount,  if any,  for Certificate  Group 1  for such
Distribution Date,  over (ii)  the sum  of (a) Loan  Group 1's  share of  the
Servicing  Fee, (b) Certificate  Group 1's  share of  the Premium  Amount and
(c) the Group 1  Available Funds Rate Adjustment for  such Distribution Date, and the denominator of which is equal to  (x) the Class Certificate Principal
Balance of the  Class A-1 Certificates for such  Distribution Date multiplied by  (y) the actual  number  of days  elapsed  in the  related  Accrual Period divided by 360.

          Class A-1 Basis Risk Carryover Amount:  As of any Distribution
          -------------------------------------
Date, the sum of (A)  if on such Distribution Date the Pass-Through  Rate for the Class A-1 Certificates is based  upon the Class A-1 Available Funds  Cap, the  excess of (i)  the amount of  interest the Class  A-1 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month  LIBOR and the applicable Class A-1  Pass-
Through Margin  for such  Distribution  Date, up  to the  Class A-1  Weighted
Maximum Rate Cap, over  (ii) the amount of interest payable  on the Class A-1
Certificates at the  Class A-1 Available Funds Cap for such Distribution Date and  (B)  the  Class  A-1  Basis  Risk  Carryover  Amount  for  all  previous
Distribution  Dates  not  previously  paid  pursuant  to  Section  4.04(a)E., together with interest thereon at a rate equal to the sum of One-Month  LIBOR and the applicable Class A-1 Pass-Through Margin for such Distribution Date.

          Class A-1 Pass-Through Margin:  A rate equal to 0.20% (20 basis
          -----------------------------
points)  per  annum  until  the  first  Accrual  Period  after  the  Optional
Termination  Date, at  which time and  thereafter a  rate equal to  0.40% (40 basis points) per annum.

          Class A-1 Weighted Maximum Rate Cap: As of any Distribution Date,
          -----------------------------------
a rate equal to (i) the weighted average of the Maximum Mortgage Rates on the
Loan Group 1 Mortgage Loans  on such Distribution Date minus (ii)  the sum of
(a) the Servicing Fee Rate and (b) the Premium Percentage.

          Class A-2 Pass-Through Margin:  A rate equal to 0.08% (8 basis
          -----------------------------
points) per annum.

          Class A-2 Net Funds Cap: As of any Distribution Date, a per annum
          -----------------------
rate equal to (i) the  weighted average of the Mortgage Rates on  the Group 2
Mortgage  Loans on  such Distribution  Date  minus (ii)  the sum  of  (a) the
Servicing Fee Rate and (b) the Premium Percentage.

          Class Certificate Principal Balance:  With respect to each Class
          -----------------------------------
of the Class A Certificates as  of any Distribution Date, the Original  Class
Certificate  Principal Balance thereof, minus all distributions in respect of principal with  respect thereto on  previous Distribution Dates. The  Class R
Certificates have no Class Certificate Principal Balance.

          Class R Certificate:  Any one of the Class R Certificates executed
          -------------------
and  authenticated by  the Trustee  in  substantially the  form set  forth in
Exhibits D and E hereto.

          Closing Date:  February 27, 1997.
          ------------

          Code:  The Internal Revenue Code of 1986, including any successor
          ----
or amendatory provisions.

          Corporate Trust Office:  The designated office of the Trustee in
          ----------------------
the  State of  New York  where  at any  particular time  its  corporate trust business with respect  to this Agreement shall be  administered, which office at  the date of  the execution  of this Agreement  is located  at 101 Barclay
Street, 12E,  New  York, New  York   10286  (Attention: Corporate  Trust  MBS
Administration), telephone : (212) 815-2793, facsimile: (212) 815-5309.

          Cut-off Date:  March 1, 1997.
          ------------

          Debt Service Reduction:  With respect to any Mortgage Loan, a
          ----------------------
reduction by  a court  of competent  jurisdiction in a  proceeding under  the
Bankruptcy  Code in the Scheduled Payment for  such Mortgage Loan that became final and non-appealable, except such  a reduction resulting from a Deficient
Valuation or any other reduction  that results in a permanent forgiveness  of principal.

          Deficiency Amount:  As of any Distribution Date, the Available
          -----------------
Funds Shortfall for the related Loan Group.

          Deficient Valuation:  With respect to any Mortgage Loan, a
          -------------------
valuation  by a court of competent jurisdiction  of the Mortgaged Property in an amount  less than  the then outstanding  indebtedness under  such Mortgage
Loan, or any  reduction in the amount of  principal to be paid  in connection with  any  Scheduled Payment  that  results  in  a permanent  forgiveness  of principal, which valuation or  reduction results from an order  of such court that is final and non-appealable in a proceeding under the Bankruptcy Code.

          Definitive Certificates:  As defined in Section 5.08.
          -----------------------

          Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced
          ---------------------
by a Replacement Mortgage Loan.

          Delinquency Test Loan:  A Mortgage Loan more than 59 days
          ---------------------
delinquent in payment of principal and interest as of the Cut-off Date.

          Delinquent:  A Mortgage Loan is "delinquent" if any payment due
          ----------
thereon is  not made pursuant to the terms of such Mortgage Loan by the close of business  on the day such payment is scheduled to be due.  A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on  the corresponding  day of the  month immediately  succeeding the month  in which such payment  was due, or, if  there is no such corresponding day (e.g., as when a  30-day month follows a 31-day month in  which a payment was due  on the  31st  day of  such month),  then  on the  last day  of  such
immediately succeeding month.   Similarly for "60 days  delinquent," "90 days
delinquent" and so on.

          Denomination:  With respect to each Class A Certificate, the amount
          ------------
set forth  on the  face thereof  as the  "Initial Principal  Balance of  this
Certificate".   With  respect to  each  Class R  Certificate, the  Percentage
Interest appearing on the face thereof.

          Depositor:  CWABS, Inc., a Delaware corporation, or its successor
          ---------
in interest.

          Depository:  The initial Depository shall be The Depository Trust
          ----------
Company  ("DTC"),  the  nominee  of  which  is  Cede  &  Co.,  or  any  other organization registered as a "clearing agency" pursuant to Section 17A of the
Securities Exchange Act of  1934, as amended.  The Depository shall initially
be  the registered  Holder of  the Book-Entry  Certificates.   The Depository
shall at all times be a "clearing corporation" as defined in Section 8-102(3)
of the Uniform Commercial Code of the State of New York.

          Depository Agreement:  With respect to the Class of Book-Entry
          --------------------
Certificates, the agreement among the  Depositor, the Trustee and the initial
Depository,  dated as  of  the Closing  Date,  substantially in  the form  of
Exhibit O.

          Depository Participant:  A broker, dealer, bank or other financial
          ----------------------
institution or other person for whom  from time to time a Depository  effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date:  With respect to any Distribution Date, the
          ------------------
15th day of the month of such Distribution Date or, if such 15th day is not a
Business Day, the immediately preceding Business Day.

          Distribution Account:  The separate Eligible Account created and
          --------------------
maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the  benefit of  the Certificateholders and  the Certificate  Insurer and
designated "The Bank of New York,  in trust for registered holders of  CWABS,
Inc.,  Asset-Backed Certificates, Series 1997-1" and the Certificate Insurer.
Funds  in  the  Distribution  Account  shall   be  held  in  trust  for   the
Certificateholders and the Certificate Insurer  for the uses and purposes set forth in this Agreement.

          Distribution Date:  The 25th day of each calendar month after the
          -----------------
initial issuance  of the Certificates, or if such  25th day is not a Business
Day, the next succeeding Business Day, commencing in March, 1997.

          Due Date:  With respect to any Distribution Date, the first day of
          --------
the month in which the related Distribution Date occurs.

          Due Period:  With respect to any Distribution Date is the period
          ----------
beginning on  the second  day of the  calendar month  preceding the  calendar month in which  such Distribution Date occurs  (or, in the case of  the first
Distribution Date, beginning on the Closing Date) and ending on the  Due Date in the month in which such Distribution Date occurs.

          Eligible Account:  Any of (i) an account or accounts maintained
          ----------------
with a  federal or  state chartered depository  institution or  trust company
acceptable  to  the   Certificate  Insurer,  the  long-term   unsecured  debt
obligations and  short-term unsecured debt  obligations of which (or,  in the case  of a  depository  institution or  trust company  that is  the principal subsidiary  of  a holding  company,  the  debt  obligations of  such  holding company, so long as Moody's is not a  Rating Agency) are rated by each Rating
Agency in one  of its two highest long-term and its highest short-term rating categories respectively, at the time any  amounts are held on deposit therein
(it being understood  that The Bank  of New York shall  be acceptable to  the
Certificate  Insurer),  or  (ii)  an  account or  accounts  in  a  depository institution or  trust company in which such accounts  are insured by the FDIC
(to the limits established  by the FDIC) and the uninsured  deposits in which accounts  are otherwise  secured such  that, as  evidenced by  an Opinion  of
Counsel  delivered   to  the   Trustee  and  to   each  Rating   Agency,  the
Certificateholders have a claim with respect to  the funds in such account or a perfected  first priority security  interest against any  collateral (which shall  be limited  to  Permitted  Investments) securing  such  funds that  is superior to claims  of any  other depositors or  creditors of the  depository institution or trust  company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or  state chartered  depository institution  or trust company  having capital and  surplus of not  less than $50,000,000,  acting in its  fiduciary capacity or (iv) any other account acceptable to the Rating Agencies  and the
Certificate Insurer.   Eligible Accounts may bear interest,  and may include,
if otherwise  qualified under this  definition, accounts maintained  with the
Trustee.

          ERISA:  The Employee Retirement Income Security Act of 1974, as
          -----
amended.

          ERISA Restricted Certificate:  Any Class R Certificate.
          ----------------------------

          Event of Default:  As defined in Section 7.01 hereof.
          ----------------

          Excess Proceeds:  With respect to any Liquidated Loan, any
          ---------------
Liquidation  Proceeds  that  are in  excess  of  the sum  of  (i)  the unpaid principal balance of such Liquidated Loan as of the date of  such liquidation plus  (ii) interest  at the  Mortgage  Rate from  the Due  Date  as to  which interest was last paid or  advanced to Certificateholders (and not reimbursed to  the  Master Servicer)  up to  the Due  Date  in the  month in  which such
Liquidation Proceeds are  required to be distributed on  the Stated Principal
Balance of  such Liquidated  Loan outstanding  during each  Due Period  as to which such interest was not paid or advanced.

          Excess Subordinated Amount:  With respect to any Distribution Date
          --------------------------
and  Certificate Group,  the positive  difference,  if any,  between (a)  the
Subordinated Amount that  would exist on such Distribution  Date after taking into account  all  distributions to  be  made  on the  Certificates  in  such
Certificate  Group  on such  Distribution Date  (exclusive of  any reductions thereto attributable to Subordination Reduction Amounts and increases thereto attributable to Subordination Increase Amounts on such Distribution Date) and
(b)  the Required  Subordinated Amount  for such  Certificate Group  for such
Distribution Date.

          FDIC:  The Federal Deposit Insurance Corporation, or any successor
          ----
thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
          -----
instrumentality  of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          FIRREA:  The Financial Institutions Reform, Recovery, and
          ------
Enforcement Act of 1989.

          FNMA:  The Federal National Mortgage Association, a federally
          ----
chartered and privately  owned corporation organized  and existing under  the
Federal National Mortgage Association Charter Act, or any successor thereto.

          Gross Margin:  With respect to each Group 1 Mortgage Loan, the
          ------------
percentage  set forth in the related  Mortgage Note to be  added to the Index for use  in determining the Mortgage Rate on  each Adjustment Date, and which is set forth in the Mortgage Loan Schedule.

          Group 1 Available Funds Rate Adjustment:  As to any Distribution
          ---------------------------------------
Date (a) prior  to the thirteenth Distribution Date, an amount equal to zero, and (b) beginning on the thirteenth Distribution Date, an amount equal to the product of (i)  one-twelfth of  0.50% (50  basis points) and  (y) the  Stated
Principal Balance of the Group 1 Mortgage Loans on such Distribution Date.

          Group 1 Certificates:  The Class A-1 Certificates.
          --------------------

          Group 1 Cut-off Date Principal Balance:  As to any Mortgage Loan
          --------------------------------------
in Loan  Group 1,  the unpaid principal  balance thereof  as of the  close of business on  the calendar  day immediately preceding  the Cut-off  Date after application of  all  payments of  principal due  prior to  the Cut-off  Date, whether or not received, and all Principal Prepayments received prior  to the
Cut-Off  Date, but  without giving  effect to  any installments  of principal received in respect of Due Dates on and after the Cut-off Date.

          Group 2 Certificates:  The Class A-2 Certificates, the Class A-3
          --------------------
Certificates, the Class A-4 Certificates and the Class A-5 Certificates.

          Group 2 Cut-off Date Principal Balance:  As to any Mortgage Loan
          --------------------------------------
in Loan  Group 2,  the unpaid principal  balance thereof  as of the  close of business on  the calendar  day immediately preceding  the Cut-off  Date after application of  all payments  of principal  due  prior to  the Cut-off  Date, whether or not  received, and all Principal Prepayments received prior to the
Cut-Off  Date, but  without giving  effect to  any installments  of principal received in respect of Due Dates on and after the Cut-off Date.

          Group Principal Distribution Amount:  With respect to any
          -----------------------------------
Distribution Date and Certificate Group, the lesser  of (a) the excess of (i)
the sum,  as of such  Distribution Date, of  (A) the Available Funds  for the
related Loan Group less such Certificate Group's share  of the Premium Amount for such  Distribution Date  and  (B) any  Insured Payment  relating to  such
Certificate Group over (ii) the related Interest Distribution Amount for such
Distribution Date and (b) the sum, without duplication, of (i) the portion of
any  related  Carry-Forward   Amount  that  relates  to  a   shortfall  in  a
distribution of a  Subordination Deficit relating to  such Certificate Group,
(ii)  the principal portion of all  Scheduled Payments due during the related
Due Period that were received by the Master Servicer on or before the related
Determination Date or  as to which the Master Servicer made an Advance on the
related  Master  Servicer   Advance  Date,  together  with   all  unscheduled
recoveries of principal on the Mortgage Loans received by the Master Servicer during  the related Prepayment Period (excluding  certain amounts received in respect of scheduled principal other  than prepayments, on the Mortgage Loans due after the related Due Date), in each case in respect of  the related Loan
Group,  (iii) the  Stated Principal  Balance  of each  Mortgage  Loan in  the related Loan Group that either was purchased or repurchased, as the  case may be, by the  Seller, the Depositor or  the Master Servicer during  the related
Prepayment Period,  (iv) any Substitution Adjustment Amounts delivered by the
Seller  during  the   related  Prepayment  Period  in   connection  with  the
substitution of Mortgage Loans in the related Loan Group, (v) all Liquidation
Proceeds collected  by the  Master Servicer  in respect  of the related  Loan
Group during  the related Prepayment  Period (to the extent  such Liquidation
Proceeds  are related  to principal),  (vi) the  amount of  any Subordination
Deficit for  such Certificate  Group for such  Distribution Date,  (vii) such
Certificate  Group's share  of the  proceeds received by  the Trustee  of any termination of the  Trust Fund (to  the extent such  proceeds are related  to principal) and  (viii) the  amount of any  Subordination Increase  Amount for such Certificate  Group for such Distribution Date (to  the extent of any Net
Excess  Monthly Cash Flow available for  such purpose); minus (ix) the amount of any  Subordination Reduction  Amount for such  Certificate Group  for such
Distribution Date.   In no event will the Group Principal Distribution Amount
with respect to any Certificate Group and Distribution Date be less than zero or greater  than the then  outstanding aggregate Class  Certificate Principal
Balance of the Certificates in such Certificate Group.

          Index:  As to each Group 1 Mortgage Loan and any Adjustment Date
          -----
related thereto, the index for the adjustment  of the Mortgage Rate set forth as such in  the related Mortgage Note,  such index being  the average of  the
London  interbank offered  rates for  six-month U.S.  dollar deposits  in the
London market, as set forth in The Wall Street Journal, or, if the Index
                               -----------------------
ceases to be published in The Wall Street Journal or becomes unavailable for
                          -----------------------
any reason,  then the Index shall be a new  index selected by the Trustee, as holder  of the  Mortgage Note, with  the consent  of the  Certificate Insurer based on comparable information, in  each  case as most recently announced as
of a date 45 days prior to such Adjustment Date.   The Master Servicer hereby
agrees  that should  the Index  become unavailable,  the Master  Servicer, on behalf of the Trustee, will select a new  index that is based upon comparable information,  subject  to  the  aforementioned  consent  of  the  Certificate
Insurer.

          Initial Adjustment Date:  As to each Group 1 Mortgage Loan, the
          -----------------------
first Adjustment Date following the origination of such Mortgage Loan.

          Initial Certificate Account Deposit:  An amount equal to the
          -----------------------------------
aggregate of all  amounts in respect of  (i) principal of the  Mortgage Loans due  on or after the Cut-off Date and  received by the Master Servicer before the Closing  Date and not  applied in  computing the  Cut-off Date  Principal
Balance thereof and (ii) interest on the Mortgage  Loans due on and after the
Cut-off Date and received by the Master Servicer before the Closing Date.

          Initial Mortgage Rate:  As to each Group 1 Mortgage Loan, the
          ---------------------
Mortgage Rate in effect prior to the Initial Adjustment Date. With respect to each Group 2 Mortgage Loan, the Mortgage Rate in effect thereon.

          Insurance Agreement:  The Insurance Agreement dated as of February
          -------------------
1, 1997 among the Certificate Insurer, the Trustee, the Depositor, the Master
Servicer and the Seller, as such agreement  may be amended or supplemented in accordance with the provisions thereof.

          Insurance Policy:  With respect to any Mortgage Loan included in
          ----------------
the Trust  Fund, any insurance  policy (other than the  Certificate Insurance
Policy), including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any  replacement policy or policies for  any
Insurance Policies.

          Insurance Proceeds:  Proceeds paid in respect of the Mortgage Loans
          ------------------
pursuant  to any  Insurance Policy or  any other insurance  policy covering a
Mortgage Loan  (other than the  Certificate Insurance Policy), to  the extent such proceeds  are payable to  the mortgagee  under the Mortgage,  the Master
Servicer or the  trustee under the deed  of trust and are not  applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance  with the  procedures that  the  Master Servicer  would follow  in servicing mortgage loans  held for its own  account, in each case  other than any  amount  included  in  such  Insurance Proceeds  in  respect  of  Insured
Expenses.  "Insurance Proceeds" do not include "Insured Payments."

          Insured Distribution Amount:  With respect to either Certificate
          ---------------------------
Group,  the sum of (a) the Interest  Distribution Amount for such Certificate
Group  with  respect  to  such  Distribution Date,  (b)  the  amount  of  the
Subordination  Deficit,  if  any,  for  such Certificate  Group  as  of  such
Distribution Date, and (iii) any Preference Amounts.

          Insured Expenses:  Expenses covered by an Insurance Policy or any
          ----------------
other insurance policy with respect to the Mortgage Loans.

          Insured Payment:  With respect to a Certificate Group, and any
          ---------------
Distribution Date, (i) any Deficiency Amount and (ii) any Preference Amounts.

          Interest Determination Date:  With respect to the Class A-1
          ---------------------------
Certificates and  the Class  A-2 Certificates for  the first  Accrual Period,
February 20, 1997.  With respect to the Class A-1 Certificates  and the Class
A-2 Certificates and any Accrual Period thereafter, the second LIBOR Business
Day preceding the commencement of such Accrual Period.

          Interest Distribution Amount:  With respect to any Distribution
          ----------------------------
Date and Certificate Group, the sum  of (i) interest accrued for the  related
Accrual Period  on the Class Certificate  Principal Balance of each  Class of
Certificates in  such Certificate Group at the  applicable Pass-Through Rate, as reduced by  the sum of (a)  Prepayment Interest Shortfalls in  the related
Loan Group, if any, for such  Distribution Date to the extent not  covered by one-half of the  applicable portion of the  Servicing Fee and (b)  Relief Act
Shortfalls for  the related Loan  Group and (ii)  that portion of  the Carry-
Forward  Amount relating  to a  shortfall (other  than a  Prepayment Interest
Shortfall  or  Relief  Act  Shortfall)  in  a  distribution  of  an  Interest
Distribution  Amount  in respect  of  such  Certificate Group.  The  Interest
Distribution Amount is  calculated on  the basis of  (a) in  the case of  the
Class A-1 Certificates and the Class A-2 Certificates, a 360-day year and the actual number of  days elapsed during the  related Accrual Period and  (b) in the case of  the Class A-3 Certificates,  the Class A-4 Certificates  and the
Class A-5 Certificates, a 360-day year consisting of twelve 30-day months.

          Late Payment Rate:  As defined in the Insurance Agreement.
          -----------------

          LIBOR Business Day:  Any day on which banks in the City of London,
          ------------------
England  and New  York City, U.S.A.  are open and  conducting transactions in foreign currency and exchange.

          Liquidated Loan:  With respect to any Distribution Date, a
          ---------------
defaulted  Mortgage Loan  that has  been liquidated  through  deed-in-lieu of foreclosure,  foreclosure  sale,  trustee's  sale  or  other  realization  as provided by applicable law governing the real property subject to the related
Mortgage and any security agreements and as  to which the Master Servicer has certified (in accordance with Section  3.12) in the related Prepayment Period that  it has received  all amounts it  expects to receive  in connection with such liquidation.

          Liquidation Proceeds:  Amounts, including Insurance Proceeds,
          --------------------
received in connection  with the partial or complete  liquidation of Mortgage
Loans,  whether  through trustee's  sale,  foreclosure sale  or  otherwise or amounts received in connection with any  condemnation or partial release of a
Mortgaged Property and any other proceeds received  in connection with an REO
Property, less the  sum of related unreimbursed Advances,  Servicing Fees and
Servicing Advances.

          Loan Group:  Any of Loan Group 1 or Loan Group 2, as applicable.
          ----------

          Loan Group 1:  All Mortgage Loans in Loan Group 1, as set forth on
          ------------
the attached Mortgage Loan Schedule.

          Loan Group 2:  All Mortgage Loans in Loan Group 2, as set forth on
          ------------
the attached Mortgage Loan Schedule.

          Loan-to-Value Ratio:  The fraction, expressed as a percentage, the
          -------------------
numerator of which is the original principal balance  of the related Mortgage
Loan or,  in the case  of a second  lien, the sum  of the original  principal balance  of such Mortgage Loan  and the outstanding  principal balance of the related senior lien at the date of origination of such Mortgage Loan, and the denominator  of  which  is  the  Appraised Value  of  the  related  Mortgaged
Property.

          Majority in Interest:  As to any Class of Regular Certificates, the
          --------------------
Holders of Certificates of  such Class evidencing, in the aggregate, at least
51% of the Percentage Interests evidenced by all Certificates of such Class.

          Master Servicer:  Countrywide Home Loans, Inc., a New York
          ---------------
corporation,  and its  successors  and  assigns, in  its  capacity as  master servicer hereunder.

          Maturity Date:  The final maturity date of the Class A-1
          -------------
Certificates  is the  Distribution  Date  immediately  following  the  latest
scheduled maturity date  of any Group  1 Mortgage Loan.   The final  maturity
date  of the  Class A-5  Certificates  is the  Distribution Date  immediately following  the latest scheduled  maturity date of any  Group 2 Mortgage Loan.
The  final maturity  date  of  the  Class A-2  Certificates,  the  Class  A-3
Certificates  and  the  Class  A-4  Certificates  is  the  Distribution  Date
occurring in March  2009, February 2012 and  May 2021, respectively,  and has been  calculated  on  the  basis  of  assumptions  set  forth  under  "Yield,
Prepayment  and Maturity  Considerations  -- Weighted  Average  Lives of  the
Offered Certificates" in the Prospectus  Supplement and the assumptions  that there  are  no  prepayments on  the  Mortgage Loans,  no  Net  Monthly Excess
Cashflow is used  to make payments on the Class A Certificates and the Master
Servicer does not exercise its right of Optional Termination.

          Maximum Mortgage Rate:  With respect to each Loan Group 1 Mortgage
          ---------------------
Loan, the  maximum rate of interest set forth as such in the related Mortgage
Note.

          Minimum Mortgage Rate:  With respect to each Mortgage Loan in Group
          ---------------------
1, the minimum  rate of interest  set forth as  such in the  related Mortgage
Note.

          Monthly Statement:  The statement delivered to the
          -----------------
Certificateholders pursuant to Section 4.05.


          Mortgage:  The mortgage, deed of trust or other instrument creating
          --------
a first or, in  the case of certain  Loan Group 2  Loans, second, lien on  or first  or second priority  ownership interest in  an estate in  fee simple in real property securing a Mortgage Note.

          Mortgage File:  The mortgage documents listed in Section 2.01
          -------------
hereof pertaining to a particular  Mortgage Loan and any additional documents delivered to the  Trustee to be added  to the Mortgage File  pursuant to this
Agreement.

          Mortgage Loans:  Such of the mortgage loans transferred and
          --------------
assigned to  the Trustee pursuant  to the provisions  hereof as from  time to time are held as  a part of the Trust Fund (including  any REO Property), the mortgage  loans so  held  being  identified in  the  Mortgage Loan  Schedule, notwithstanding  foreclosure or  other  acquisition of  title of  the related
Mortgaged  Property.   Any mortgage  loan that  was intended  by  the parties
hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan
Schedule which  is  in fact  not  so transferred  for any  reason  including, without limitation,  a  breach of  the  representation contained  in  Section
2.03(b)(v) hereof, shall continue  to be a Mortgage Loan  hereunder until the
Purchase Price with respect thereto has been paid to the Trust Fund.

          Mortgage Loan Repurchase Price:  The price, calculated as set forth
          ------------------------------
in Section 9.01, to be paid in connection with the repurchase of the Mortgage
Loans pursuant to Section 9.01.

          Mortgage Loan Schedule:  The list of Mortgage Loans (as from time
          ----------------------
to time  amended by the  Master Servicer to  reflect the deletion  of Deleted
Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust
Fund  and from  time to time  subject to  this Agreement, attached  hereto as
Exhibit  F, setting  forth the  following  information with  respect to  each
Mortgage Loan:

              (i)  the loan number;

             (ii)  (Reserved);

            (iii)  the Appraised Value;

             (iv)  the Initial Mortgage Rate;

              (v)  the maturity date;

             (vi)  the original principal balance;

            (vii)  the Cut-off Date Principal Balance;

           (viii)  the first payment date of the Mortgage Loan;

             (ix)  the Scheduled Payment in effect as of the Cut-off Date;

              (x)  the Loan-to-Value Ratio at origination;

             (xi) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

            (xii) a code indicating whether the residential dwelling is either (a) a detached single family dwelling (b) a condominium unit or
     (c) a two- to four-unit residential property;

            (xiii) with respect to each Group 1 Mortgage Loan;

                    (a)  the next Adjustment Date after the Cut-off Date;

                    (b)  the frequency of each Adjustment Date;

                    (c)  the Maximum Mortgage Rate;

                    (d)  the Minimum Mortgage Rate; and

                    (e)  the Mortgage Rate as of the Cut-off Date;

                    (f)  the related Periodic Rate Cap;

                    (g)  the Gross Margin; and

                (xiv) with respect to each Group 2 Mortgage Loan, (i) the lien status of the related Mortgage (i.e., first or second) and (ii) the purpose for the Mortgage Loan.

Such schedule shall also set forth  the total of the amounts described  under
(vii) above for all of the Mortgage Loans.

          Mortgage Note:  The original executed note or other evidence of
          -------------
indebtedness  evidencing  the indebtedness  of a  Mortgagor under  a Mortgage
Loan.

          Mortgage Rate:  The annual rate of interest borne by a Mortgage
          -------------
Note from time to time.

          Mortgaged Property:  The underlying property securing a Mortgage
          ------------------
Loan.

          Mortgagor:  The obligors on a Mortgage Note.
          ---------

          Net Monthly Excess Cashflow:  For any Loan Group and Distribution
          ---------------------------
Date, after giving effect to the cross-collateralization provisions set forth in Section 4.04 (a)(C) hereof, the amount, if any, by which (x) the Available
Funds for such Loan Group and Distribution Date (less the related Certificate
Group's share of the  Premium Amount for such Distribution  Date) exceeds (y)
the sum of  (i) the Interest Distribution  Amount for such  Certificate Group and  Distribution  Date  and  the  amount described  in  clause  (b)  of  the definition  of Group  Principal  Distribution  Amount  (calculated  for  this purpose  without  regard  to  any  Subordination  Increase  Amount  for  such
Certificate  Group  or  portion  thereof  included  therein)  and  (ii)   the
Reimbursement Amount,  if any,  for such Distribution  Date relating  to such
Certificate Group owed to the Certificate Insurer.

          Net Mortgage Rate:  As to each Mortgage Loan, and at any time, the
          -----------------
per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

          Nonrecoverable Advance:  Any portion of an Advance previously made
          ----------------------
or proposed  to  be made  by the  Master  Servicer that,  in  the good  faith judgment  of the  Master Servicer,  will not  or,  in the  case of  a current delinquency, would not, be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Officer's Certificate:  A certificate (i) signed by the Chairman
          ---------------------
of the Board, the Vice Chairman of the Board, the President, a vice president
(however  denominated), an  Assistant  Vice  President,  the  Treasurer,  the
Secretary, or one of the assistant treasurers or assistant secretaries of the
Depositor or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the  above designated officers and  also to  whom,  with respect  to  a particular  matter,  such matter  is referred  because of  such  officer's  knowledge of  and  familiarity with  a particular subject) or (ii),  if provided for in this Agreement,  signed by a
Servicing Officer, as  the case may be,  and delivered to the  Depositor, the
Seller, the  Trustee and  the Certificate  Insurer, as  the case  may be,  as required by this Agreement.

          One-Month LIBOR:  With respect to any Accrual Period, the rate
          ---------------
determined by the Trustee  on the related Interest Determination Date  on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits,  as such rates appear on the Reuters Screen LIBO Page, as of
11:00 a.m.  (London time)  on  such Interest  Determination  Date.   On  each
Interest Determination Date,  One-Month LIBOR for the related  Accrual Period will be established by the Trustee as follows:

          (i)  If on such Interest Determination  Date two or more  Reference
               Banks provide such offered quotations, One-Month LIBOR for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0001%).

         (ii)  If   on  such  Interest  Determination  Date  fewer  than  two
               Reference  Banks  provide such  offered  quotations, One-Month
               LIBOR for  the related Accrual  Period shall be the  higher of
               (i) One-Month  LIBOR as  determined on  the previous  Interest
               Determination Date and (ii) the Reserve Interest Rate.

          Opinion of Counsel:  A written opinion of counsel, who may be
          ------------------
counsel for  the Depositor, the  Master Servicer or the  Certificate Insurer,
reasonably acceptable to each addressee of such opinion; provided, however,
                                                         --------  -------
that  with  respect to  Section  6.04  or  10.01, or  the  interpretation  or application  of the  REMIC  Provisions,  such counsel  must  (i) in  fact  be independent  of the  Depositor and  the Master  Servicer, (ii)  not  have any direct financial interest in the Depositor  or the Master Servicer or in  any affiliate  of either, and  (iii) not be  connected with the  Depositor or the
Master  Servicer as  an officer,  employee,  promoter, underwriter,  trustee, partner, director or person performing similar functions.

          Optional Termination:  The termination of the Trust created
          --------------------
hereunder pursuant to the purchase of the Mortgage Loans pursuant to the last sentence of Section 9.01 hereof.

          Optional Termination Date:  The Distribution Date on which the Pool
          -------------------------
Stated Principal  Balance is equal  to or less  than 10%  of the Pool  Stated
Principal Balance as of the Cut-off Date.

          Original Class A-1 Certificate Principal Balance:  $183,000,000.
          ------------------------------------------------

          Original Class A-2 Certificate Principal Balance:  $40,700,000.
          ------------------------------------------------

          Original Class A-3 Certificate Principal Balance:  $35,000,000.
          ------------------------------------------------

          Original Class A-4 Certificate Principal Balance:  $14,677,000.
          ------------------------------------------------

          Original Class A-5 Certificate Principal Balance:  $15,623,000.
          ------------------------------------------------

          Original Class Certificate Principal Balance:  Any of the Original
          --------------------------------------------
Class A-1 Certificate Principal  Balance, the Original Class  A-2 Certificate
Principal Balance, the Original Class A-3 Certificate Principal  Balance, the
Original Class A-4  Certificate Principal Balance and the  Original Class A-5
Certificate principal Balance, as applicable.

          Original Mortgage Loan:  The mortgage loan refinanced in connection
          ----------------------
with the origination of a Refinancing Mortgage Loan.

          OTS:  The Office of Thrift Supervision.
          ---

          Outstanding:  With respect to the Certificates as of any date of
          -----------
determination, all Certificates theretofore executed and  authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

         (ii)   Certificates in exchange for which or  in lieu of which other
     Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan:  As of any Distribution Date, a Mortgage
          -------------------------
Loan with  a Stated  Principal Balance  greater than  zero that  was not  the subject  of  a  Principal Prepayment  in  full,  and that  did  not  become a
Liquidated Loan, prior to the beginning of the related Prepayment Period.

          Ownership Interest:  As to any Certificate, any ownership interest
          ------------------
in such  Certificate including any interest in such Certificate as the Holder thereof and any other  interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Rate:  With respect to the Class A-1 Certificates and
          -----------------
any Distribution Date, the per annum rate equal to the lesser of:

          (i)       One-Month  LIBOR  plus  the  applicable Class  A-1  Pass-
                    Through Margin; and

          (ii)      the Class A-1  Available Funds Cap for  such Distribution
                    Date.

     The Pass-Through Rate for each of the Group 2 Certificates for any Distribution Date will be as follows:

          (i) with respect to the Class A-2 Certificates, the per annum rate equal to the lesser of (a) One-Month LIBOR plus the Class A-2 Pass-Through Margin, and (b) the Class A-2 Net
                    Funds Cap for such Distribution Date.

          (ii) with respect to the Class A-3 Certificates, 6.675% per annum.

          (ii) with respect to the Class A-4 Certificates, 6.950% per annum.


          (ii)      with  respect to the  Class A-5 Certificates,  7.225% per
                    annum   until   the  Optional   Termination   Date,  and,
                    thereafter, a rate equal to 7.725% per annum.

          Percentage Interest:  As to any Certificate, the percentage
          -------------------
interest  evidenced thereby  in  distributions  required to  be  made on  the related Class, such  percentage interest being equal  (i) in the case  of any
Class A Certificate, to the  percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same  Class or (ii)  in the case  of any Class  R Certificate, to  the percentage  interest  set  forth  on  the face  thereof,  provided  that  the aggregate of such  percentage interests of the Class R Certificates shall not exceed 100%.

          Periodic Rate Cap:  As to each Group 1 Mortgage Loan and the
          -----------------
related   Mortgage  Note,  the  provision  therein  that  limits  permissible increases and decreases  in the Mortgage Rate  on any Adjustment Date  to not
more than one and one-half percentage points.

          Permitted Investments:  At any time, any one or more of the
          ---------------------
following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

         (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency rating the Certificates, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each such Rating
     Agency;

        (iii)  (Reserved);

         (iv)   commercial or finance  company paper which is  then receiving the  highest commercial  or finance  company paper  rating of  each such
     Rating  Agency,  or  such  lower  rating  as  will  not  result  in  the
     downgrading  or  withdrawal  of   the  ratings  then  assigned  to   the
     Certificates without regard to the Policy by each such Rating Agency;

          (v) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating
     Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates without regard to the Policy by any such Rating Agency;

          (vi) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

         (vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates, (without regard to the Certificate Insurance Policy) by any such Rating Agency;

          (viii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

          (ix) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency (except if the Rating
     Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency, (without regard to the Certificate Insurance Policy) as evidenced by a signed writing delivered by each such Rating Agency;

          (x) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by each such Rating Agency or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates without regard to the Policy by each such Rating
     Agency;

          (xi)  short term investment funds sponsored by any trust company or national banking  association incorporated under the laws  of the United
     States or any  state thereof which on  the date of acquisition  has been rated by each such Rating  Agency in their respective highest applicable rating  category  or such  lower  rating  as  will  not  result  in  the
     downgrading   or  withdrawal  of  the  ratings   then  assigned  to  the
     Certificates  by  each  such  Rating  Agency,  (without  regard  to  the
     Certificate Insurance Policy); and

          (xii) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Certificate
     Insurer and each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency (without regard to the Policy), as evidenced by a signed writing delivered by each such Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount.

          Permitted Transferee:  Any person other than (i) the United States,
          --------------------
any State or political subdivision  thereof, or any agency or instrumentality
of   any  of  the   foregoing,  (ii)  a   foreign  government,  International
Organization or  any agency  or instrumentality of  either of  the foregoing,
(iii)  an organization  (except certain  farmers'  cooperatives described  in section 521 of the Code) that is exempt  from tax imposed by Chapter 1 of the
Code (including  the tax  imposed by  section 511  of the  Code on  unrelated business  taxable income)  on any  excess inclusions  (as defined  in section
860E(c)(1) of  the Code) with respect to any  Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the
Code, and  (v) a  Person that  is not  a citizen  or resident  of the  United
States, a corporation,  partnership, or other entity created  or organized in or under the laws of the United  States or any political subdivision thereof, or an estate or trust whose income from sources without the United States  is includable  in gross  income for  United States  federal income  tax purposes regardless of its connection  with the conduct of a trade  or business within the United  States unless such  Person has  furnished the transferor  and the
Trustee with a duly completed Internal Revenue Service Form 4224.   The terms
"United  States," "State"  and "International  Organization"  shall have  the
meanings set forth  in section 7701 of the  Code or successor provisions.   A
corporation will not be treated as an instrumentality of the United States or of any State  or political subdivision thereof  for these purposes if  all of its activities are subject to tax and, with the exception of the Federal Home
Loan Mortgage  Corporation,  a majority  of  its board  of directors  is  not selected by such government unit.

          Person:  Any individual, corporation, partnership, joint venture,
          ------
association,  joint-stock  company,  trust,  unincorporated  organization  or government, or any agency or political subdivision thereof.

          Pool Stated Principal Balance:  As to any Distribution Date, the
          -----------------------------
aggregate of the Stated Principal Balances,  as of such Distribution Date, of the Mortgage Loans in each Loan Group that were Outstanding Mortgage Loans as of such date.

          Preference Amount:  Any amount previously distributed to a Class
          -----------------
A  Certificateholder  that is  recoverable and  sought to  be recovered  as a voidable preference  by a  trustee in bankruptcy  pursuant to  the Bankruptcy
Code as  amended from time to time, in  accordance with a final nonappealable order of a court having competent jurisdiction.

          Preference Claim:  As defined in Section 4.03(f).
          ----------------

          Premium Amount:  Beginning on the first Distribution Date, the
          --------------
product  of 1/12  of the Premium  Percentage and  the aggregate of  the Class
Certificate Principal  Balance of  the Class A  Certificates for  the related
Distribution Date (after  giving effect to distributions of  principal to the
Class A Certificates on such Distribution Date); provided, however, that for
                                                 --------  -------
any  Distribution Date  on which  a Certificate  Insurer Default  exists, the
Premium Amount  shall equal  zero, provided,  however,  that the  Certificate
Insurer's right to receive the  Premium Amount will be immediately reinstated
following a cure of such default.

          Premium Percentage:  As defined in the Insurance Agreement.
          ------------------

          Prepayment Assumption:  A rate of prepayment, as described in the
          ---------------------
Prospectus Supplement relating to the Class A Certificates.

          Prepayment Interest Excess:  With respect to any Distribution Date,
          --------------------------
for each Mortgage Loan that was the subject of a Principal Prepayment or that became a Liquidated  Loan during the period  from the second day  through the fifteenth day of the month of such Distribution Date, any payment of interest received  in  connection  therewith  (net of  any  applicable  Servicing Fee)
representing interest accrued for any portion of such month of receipt.

          Prepayment Interest Shortfall:  With respect to any Distribution
          -----------------------------
Date,  for each  Mortgage Loan that  was the  subject of a  partial Principal
Prepayment, a Principal Prepayment in full,  or that became a Liquidated Loan during  the  period  from  the sixteenth  day  of  the  month  preceding such
Distribution  Date  through  the  first  day  of  the  month  in  which  such
Distribution Date occurs, or in the case of the first Distribution Date, from the Cut-off Date through the sixteenth day  of the month of such Distribution
Date, (other than a Principal Prepayment  in full resulting from the purchase of a  Mortgage  Loan pursuant  to  Section 2.02,  2.03,  2.04, 3.12  or  9.01 hereof),  the  amount, if  any,  by which  (i)  one month's  interest  at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage
Loan immediately prior to such prepayment (or liquidation) or in the  case of a  partial  Principal  Prepayment  on  the  amount  of  such  prepayment  (or liquidation proceeds) exceeds  (ii) the amount of interest  paid or collected in connection with such Principal Prepayment or such liquidation proceeds.

          Prepayment Period:  As to any Distribution Date, the time period
          -----------------
beginning with the opening  of business on the sixteenth day  of the calendar month preceding the  month in which such  Distribution Date occurs (or,  with respect to the first Distribution Date, the period from the Cut-off Date) and ending  on the close of business  on the fifteenth day  of the month in which such Distribution Date occurs.

          Principal Prepayment:  Any Mortgagor payment or other recovery of
          --------------------
(or proceeds  with respect to) principal on  a Mortgage Loan (including loans purchased  or repurchased  under Sections  2.02,  2.03, 2.04,  3.12 and  9.01 hereof)  that is  received in advance  of its  scheduled Due Date  and is not accompanied by an  amount as to interest representing  scheduled interest due on any  date or  dates in  any month  or months  subsequent to  the month  of
prepayment.   Partial Principal  Prepayments shall be  applied by  the Master
Servicer in accordance with the terms of the related Mortgage Note.

          Principal Remittance Amount:  As of any Distribution Date, the sum,
          ---------------------------
without duplication of  the amounts specified in clauses  (b)(ii) through (v)
and (vii) of the definition of Group Principal Distribution Amount.

          Private Certificate:  Any Class R Certificate.
          -------------------

          Prospectus Supplement:  The Prospectus Supplement dated February
          ---------------------
24, 1997 relating to the Class A Certificates.

          PUD:  A Planned Unit Development.
          ---

          Purchase Price:  With respect to any Mortgage Loan (x) required to
          --------------
be  repurchased  by the  Seller  or  purchased  by  the Master  Servicer,  as applicable,  pursuant  to  Section 2.02,  2.03  or  3.12  hereof  or (2)  the
Depositor pursuant to Section 2.04 hereof or (y) that the Master Servicer has a  right to purchase pursuant to Section 3.12  hereof, an amount equal to the sum of (i)  100% of the  unpaid principal  balance (or, if  such purchase  or repurchase, as the case may be, is effected by the  Seller (and the Seller is the Master Servicer) or by the Master Servicer, the Stated Principal Balance)
of  the Mortgage  Loan  as of  the  date of  such purchase  and  (ii) accrued interest thereon at  the applicable Mortgage  Rate (or, if  such purchase  or repurchase, as the case may be, is effected by the Seller (and  the Seller is the Master  Servicer) or by  the Master Servicer,  at the Net  Mortgage Rate)
from (a) the date through which interest was last paid by the  Mortgagor (or, if such purchase or repurchase, as the case may be, is effected by the Seller
(and the Seller is the Master  Servicer) or by the Master Servicer,  the date through  which interest was  last advanced and  not reimbursed by  the Master
Servicer) to (b) the Due Date in the month in which the  Purchase Price is to be distributed to Certificateholders.

          Rating Agency:  Moody's Investors Service, Inc. ("Moody's"), and
          -------------                                     -------
Standard & Poor's Ratings Services,  a division of The McGraw-Hill Companies,
Inc. ("S&P").  If any such organization or its successor is no longer in
       ---
existence,  "Rating  Agency"  shall be  a  nationally  recognized statistical rating organization, or other comparable Person, designated by the  Depositor and approved by the Certificate Insurer, notice of which designation shall be
given  to the Trustee.   References herein  to a  given rating category  of a
Rating Agency shall mean  such rating category without  giving effect to  any modifiers (other than the highest short-term rating category of S&P, which is
"A-1+").

          Realized Loss:  With respect to each Liquidated Loan, an amount
          -------------
(not less than zero or more than the Stated Principal Balance of the Mortgage
Loan) as  of the date of such liquidation,  equal to (i) the Stated Principal
Balance of such Liquidated Loan as of the date of such liquidation, plus (ii)
interest at the Net Mortgage Rate from the Due Date  as to which interest was last paid or advanced to Certificateholders (and not reimbursed to the Master
Servicer) up  to the Due Date in the month  in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated
Loan outstanding during  each Due Period that  such interest was not  paid or
advanced,  minus  (iii)  the  Liquidation  Proceeds,  if   any,  received  in
connection with such  liquidation during the month in  which such liquidation occurs, to the extent applied as  recoveries of interest at the Net  Mortgage
Rate and to  principal of the Liquidated Loan.  With respect to each Mortgage
Loan that has become the  subject of a Deficient Valuation, (a)  if the value of the related Mortgaged Property was reduced below the  principal balance of the  related Mortgage Note,  the amount by  which the value  of the Mortgaged
Property  was reduced  below the  principal balance  of the  related Mortgage
Note, (b)  if the principal  amount due under  the related Mortgage  Note has been reduced,  the difference between  the principal balance of  the Mortgage
Loan  outstanding immediately  prior  to  such  Deficient Valuation  and  the principal balance of the Mortgage Loan as reduced by the  Deficient Valuation plus any reduction in the interest component of the Scheduled Payments.  With respect to each Mortgage  Loan that has become the subject of  a Debt Service
Reduction and any Distribution Date, the amount, if any, by which the related
Scheduled Payment was reduced.

          Record Date:  With respect to any Distribution Date, the close of
          -----------
business on  the last Business Day of the  month preceding the month in which the applicable Distribution Date occurs.

          Reference Banks:  Barclays Bank PLC, Bank of Tokyo, The Bank of New
          ---------------
York and NatWest, N.A.; provided that if any of the foregoing banks are not
                        --------
suitable to serve as a Reference Bank, then any leading banks selected by the
Trustee  which are  engaged in  transactions  in Eurodollar  deposits in  the international Eurocurrency  market (i) with an established  place of business in  London, England,  (ii) not  controlling, under  the  control of  or under common  control with  the Depositor  or  any affiliate  thereof, (iii)  whose quotations appear  on the Reuters Screen  LIBO Page on the  relevant Interest
Determination Date and (iv) which have been designated as such by the Trustee and approved by the Certificate Insurer.

          Refinancing Mortgage Loan:  Any Mortgage Loan originated in
          -------------------------
connection with the refinancing of an existing mortgage loan.

          Regular Certificate:  Any one of the Class A Certificates.
          -------------------

          Reimbursement Amount:  As of any Distribution Date and to each
          --------------------
Certificate  Group, the sum of (a)(i) all Insured Payments previously paid by the  Certificate  Insurer and  in  each  case  not  previously  paid  to  the
Certificate  Insurer pursuant  to  Section 4.04(a)(A)(iv)  and 4.04(a)(B)(iv)
hereof  plus  (ii) interest  (A)  accrued on  each such  Insured  Payment not previously paid and  (B) calculated at  the Late Payment  Rate from the  date such Insured Payment  was made and (b)(i) any  amounts then due and  owing to the Certificate  Insurer under the  Insurance Agreement, as certified  to the
Trustee by the Certificate Insurer plus (ii)  interest on such amounts at the
Late Payment Rate.   The Certificate Insurer shall notify the Trustee and the
Depositor of the amount of any Reimbursement Amount.

          REMIC:  A "real estate mortgage investment conduit" within the
          -----
meaning of section 860D of the Code.

          REMIC Provisions:  Provisions of the federal income tax law
          ----------------
relating  to  real  estate  mortgage  investment  conduits,  which appear  at sections 860A  through 860G  of Subchapter M  of Chapter  1 of the  Code, and
related  provisions,  and  proposed,  temporary  and  final  regulations  and published rulings, notices  and announcements promulgated thereunder,  as the foregoing may  be  in effect  from time  to  time as  well as  provisions  of applicable state laws.

          REO Property:  A Mortgaged Property acquired by the Master Servicer
          ------------
through  foreclosure or  deed-in-lieu  of foreclosure  in  connection with  a defaulted Mortgage Loan.

          Replacement Mortgage Loan:  A Mortgage Loan substituted by the
          -------------------------
Seller  for  a  Deleted  Mortgage Loan,  which  must,  on  the  date of  such substitution, as  confirmed in  a Request for  Release, substantially  in the form of Exhibit  N, (i) have a  Stated Principal Balance, after  deduction of the  principal  portion  of  the  Scheduled  Payment  due  in  the  month  of substitution, not in excess of, and not less than 90% of the Stated Principal
Balance of the  Deleted Mortgage Loan; (ii)(A)  with respect to Loan  Group 1
Mortgage Loans, (w)  have a Maximum Mortgage  Rate no more than 1%  per annum higher or lower  than the Maximum Mortgage Rate of the Deleted Mortgage Loan,
(x) have a Minimum  Mortgage Rate no more than  1% per annum higher or  lower than the Minimum  Mortgage Rate of  the Deleted Mortgage  Loan; (y) have  the same Index  and Periodic Rate Cap as that of  the Deleted Mortgage Loan and a
Gross Margin  not more than  1% per annum  higher or lower  than that of  the
Deleted  Mortgage  Loan; and  (z)  have the  same  or  higher credit  quality characteristics than that of the Deleted  Mortgage Loan; and (B) in the  case of Group 2 Mortgage  Loans, (x) have a Mortgage Rate not  more than 1% higher or lower than the  Mortgage Rate of the deleted Mortgage Loan; and (y) not be a  Balloon Loan unless the Deleted Mortgage Loan was a Balloon Loan; (iii) be
accruing interest  at a rate not more than 1%  per annum higher or lower than that of the Deleted Mortgage Loan; (iv)  have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (v) have a remaining term to maturity no  greater than (and not more  than one year less  than) that of the Deleted
Mortgage Loan; (vi)(a)  in the  case of  Group 1 Mortgage  Loans, not  permit conversion of  the related Mortgage Rate to a  fixed Mortgage Rate and (b) in the case  of Group  2 Mortgage Loans,  not permit  conversion of  the related
Mortgage  Rate to an adjustable Mortgage Rate; (vii) provide for a prepayment charge on terms substantially similar to  those of the prepayment charge,  if any, of the Deleted Mortgage Loan; (viii) have the same lien priority  as the
Deleted Mortgage Loan; (ix) constitute the same occupancy type as the Deleted
Mortgage Loan; and (x) comply with each representation and warranty set forth in Section 2.03 hereof.

          Request for Release:  The Request for Release submitted by the
          -------------------
Master Servicer to the  Trustee, substantially in the form of  Exhibits M and
N, as appropriate.

          Required Insurance Policy:  With respect to any Mortgage Loan, any
          -------------------------
insurance policy that  is required to be  maintained from time to  time under this Agreement.

          Required Subordinated Amount:  As defined in the Insurance
          ----------------------------
Agreement.

          Reserve Interest Rate:  With respect to any Interest Determination
          ---------------------
Date,  the rate per annum  that the Trustee  determines to be  either (i) the arithmetic mean (rounded  upwards if necessary to the  nearest whole multiple of 0.03125%)  of the one-month United  States dollar lending rates  which New
York City banks  selected by the Trustee are quoting on the relevant Interest
Determination Date  to the principal  London offices of leading  banks in the
London interbank market  or in the  event that the  Trustee can determine  no such arithmetic mean, (ii) the lowest one-month United States  dollar lending rate which New  York City banks selected by  the Trustee are quoting  on such
Interest Determination Date to leading European banks.

          Responsible Officer:  When used with respect to the Trustee, any
          -------------------
Vice President,  any Assistant Vice  President, the Secretary,  any Assistant
Secretary, any Trust Officer or any  other officer of the Trustee customarily performing  functions  similar  to  those  performed  by  any  of  the  above designated officers  and also to  whom, with respect to  a particular matter,
such  matter  is  referred  because   of  such  officer's  knowledge  of  and
familiarity with the particular subject.

          Reuters Screen LIBO Page:  The display designated as page "LIBO"
          ------------------------
on the Reuters Monitor Money Rates Service (or such other page as may replace such LIBO page on that service for the purpose of displaying London interbank offered rates of major banks.

          Scheduled Payment:  The scheduled monthly payment on a Mortgage
          -----------------
Loan due  on any  Due Date  allocable to  principal and/or  interest on  such
Mortgage Loan.

          Securities Act:  The Securities Act of 1933, as        amended.
          --------------

          Seller:  Countrywide Home Loans, Inc., a New York corporation, and
          ------
its successors and assigns,  in its capacity as seller of  the Mortgage Loans to the Depositor.

          Servicer Advance Date:  As to any Distribution Date, the Business
          ---------------------
Day immediately preceding such Distribution Date.

          Servicing Advances:  All customary, reasonable and necessary "out
          ------------------
of pocket"  costs and  expenses incurred  in  the performance  by the  Master
Servicer of its servicing obligations   hereunder, including, but not limited
to,  the cost  of  (i)  the preservation,  restoration  and  protection of  a
Mortgaged Property, (ii)  any enforcement or judicial  proceedings, including foreclosures, (iii)  the management and  liquidation of any REO  Property and
(iv) compliance with the obligations under Section 3.10.

          Servicing Fee:  As to each Mortgage Loan and any Distribution Date,
          -------------
an amount equal  to one  month's interest at  the Servicing Fee  Rate on  the
Stated Principal  Balance  of such  Mortgage Loan  or, in  the  event of  any payment of interest that  accompanies a Principal Prepayment in  full made by the Mortgagor,  interest at  the Servicing Fee  Rate on the  Stated Principal
Balance of  such Mortgage  Loan for  the period  covered by  such payment  of interest.

          Servicing Fee Rate:  With respect to each Mortgage Loan, 0.50% per
          ------------------
annum.

          Servicing Officer:  Any officer of the Master Servicer involved in,
          -----------------
or responsible  for, the administration  and servicing of the  Mortgage Loans whose name  and facsimile  signature appear on  a list of  servicing officers furnished to the  Trustee and the Certificate Insurer by  the Master Servicer
on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Single Certificate:  In the case of the Class A Certificates, a
          ------------------
hypothetical Certificate with a Denomination of $1,000.

          Special Mortgage Loans:  The Mortgage Loan identified on the
          ----------------------
Schedule of  Mortgage  Loans set  forth on  Exhibit F-2  hereof  for which  a related Mortgage File is not delivered to Trustee on the Closing Date.

          Startup Date:  As defined in Section 2.07 hereof.
          ------------

          Stated Principal Balance:  With respect to any Mortgage Loan or
          ------------------------
related REO Property  (i) as of the Cut-off  Date and each day  thereafter to and including the first Distribution Date, the Cut-off Date Principal Balance thereof,  and (ii) as of  any Distribution Date  after the first Distribution
Date, such Cut-off Date Principal Balance minus  the sum of (a) the principal portion of the  Scheduled Payments (x) due with respect to such Mortgage Loan during each Due Period ending prior to the immediately preceding Distribution
Date and  (y) that were  received by the Master  Servicer as of  the close of business on  the Determination  Date related  to such  preceding Distribution
Date  or with respect  to which Advances  were made on  each Servicer Advance
Date prior to such preceding Distribution Date, (b) all Principal Prepayments with  respect to  such Mortgage  Loan, and  all Liquidation  Proceeds to  the extent  applied  by  the  Master  Servicer  as  recoveries  of  principal  in accordance with Section  3.12 with respect  to such Mortgage Loan,  that were received  by  the  Master Servicer  as  of  the  close  of  business  on  the
Determination Date related  to such preceding Distribution Date,  and (c) any
Realized Loss with respect thereto applied prior  to the close of business on
the  Determination Date  related to  such preceding  Distribution Date.   The
Stated Principal Balance  of any Mortgage Loan immediately  following a given
Distribution Date shall be  deemed to equal  the Stated Principal Balance  of such Mortgage Loan as of the immediately following Distribution Date, and, in particular, the Stated Principal  Balance of any Mortgage Loan that becomes a
Liquidated  Loan  will be  zero immediately  following the  Distribution Date following  the  Prepayment Period  in  which  such  Mortgage Loan  becomes  a
Liquidated Loan.

          Subordinated Amount:  As of any Distribution Date and any
          -------------------
Certificate Group, the amount  (not less than zero), if any, by which (i) the related  Loan Group  Stated  Principal  Balance  immediately  following  such
Distribution  Date exceeds  (ii) the  aggregate  Class Certificate  Principal
Balance of  the related  Certificates in  such Certificate Group  as of  such
Distribution  Date after giving effect to the  payment of the Group Principal
Distribution Amount for such Certificate Group on such Distribution Date.

          Subordination Deficiency Amount:  With respect to any Distribution
          -------------------------------
Date and any  Certificate Group, the  amount, if any,  by which the  Required
Subordinated Amount for  such Certificate Group as of  such Distribution Date exceeds  the  Subordinated Amount  for  such  Certificate  Group as  of  such
Distribution  Date before  taking into  account  the payment  of any  related
Subordination Increase Amounts on such Distribution Date.

          Subordination Deficit:  As of any Distribution Date and any
          ---------------------
Certificate Group,  the  amount, if  any, by  which (i)  the aggregate  Class
Certificate Principal Balance of the related Certificates in such Certificate
Group as of such Distribution Date, after giving effect to the payment of the
Group  Principal  Distribution  Amount  for such  Certificate  Group  on such
Distribution  Date  (except for  any  payment  to  be  made as  to  principal constituting a related Insured Payment),  exceeds (ii) the related Loan Group
Stated Principal Balance immediately following such Distribution Date.

          Subordination Increase Amount:  With respect to any Distribution
          -----------------------------
Date  and  any  Certificate  Group,  the  lesser  of  (a)  the  Subordination
Deficiency Amount  for such  Certificate Group as  of such  Distribution Date
(after  taking  into account  the  payment  of  the related  Group  Principal
Distribution Amount  on such Distribution Date (other  than any Subordination
Increase  Amount for  such Certificate  Group))  and (b)  the  amount of  Net
Monthly Excess Cashflow for the related Loan Group on such Distribution Date.

          Subordination Reduction Amount:  With respect to any Distribution
          ------------------------------
Date  and any  Certificate Group, the  lesser of (i)  the Excess Subordinated
Amount for such  Certificate Group  for such Distribution  Date and (ii)  the sum, without duplication, of the amounts specified in clauses (b)(ii) through
(v) and (vii) of the definition of Group Principal Distribution Amount above.

          Substitution Adjustment Amount:  The meaning ascribed to such term
          ------------------------------
pursuant to Section 2.03(c).

          Tax Matters Person:  The person designated as "tax matters person"
          ------------------
in  the manner  provided under  Treasury  regulation Section 1.860F-4(d)  and
temporary  Treasury  regulation Section 301.6231(a)(7)-1T.    Initially, this
person shall be the Trustee.

          Tax Matters Person Class R Certificate:  A Class R Certificate with
          --------------------------------------
a Percentage Interest of 0.001%.

          Transfer:  Any direct or indirect transfer or sale of any Ownership
          --------
Interest in a Certificate.

          Trigger Event:  The event described in clause (a) of the definition
          -------------
of "Trigger Event" in the Insurance Agreement.

          Trust Fund:  The corpus of the trust created hereunder consisting
          ----------
of (i) the Mortgage Loans and all interest and principal received on  or with respect thereto on and  after the Cut-off Date  to the extent not applied  in computing the Cut-off Date  Principal Balance thereof, exclusive of  interest not required to  be deposited in the Certificate  Account pursuant to Section
3.05(b)(ii); (ii) the  Certificate Account and  the Distribution Account  and
all amounts deposited  therein pursuant to the applicable  provisions of this
Agreement; (iii) property that secured a  Mortgage Loan and has been acquired
by  foreclosure,  deed  in  lieu   of  foreclosure  or  otherwise;  (iv)  the
mortgagee's rights under the Insurance  Policies with respect to the Mortgage
Loan;  and (v) all proceeds  of the conversion,  voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          Trustee:  The Bank of New York, a New York banking corporation, not
          -------
in its  individual capacity, but  solely in its  capacity as trustee  for the benefit  of the  Certificateholders and  the Certificate  Insurer under  this
Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving  any consolidation or merger to which it or  its successors may  be a party and  any successor trustee  as may from time to time be serving as successor trustee hereunder.

          2/28 Mortgage Loan:  A Mortgage Loan having a Mortgage Rate that
          ------------------
is fixed for  24 months after origination  thereof before such Mortgage  Rate becomes subject to adjustment.

          Voting Rights:  As of any date of determination, (i) Holders of the
          -------------
Class A Certificates  will be  allocated a  percentage of all  of the  Voting
Rights  equal to 100%  minus the fraction  (expressed as  a percentage) whose
numerator  is  the  sum  of   the  Required  Subordinated  Amounts  for  each
Certificate Group  on such  date and  whose  denominator is  the Pool  Stated
Principal Balance on  such date and (ii) Holders of the Residual Certificates will  in the  aggregate  be allocated  all of  the  remaining Voting  Rights.
Voting Rights will be allocated among the  Certificates of each such Class in accordance with their respective Percentage Interests.


                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Conveyance of Mortgage Loans.
                         ----------------------------

          The   Seller  hereby  sells,  transfers,  assigns,  sets  over  and otherwise conveys  to the Depositor,  without recourse, all the  right, title and  interest of  the Seller  in  and to  the Mortgage  Loans,  including all interest  and principal  received and  receivable by  the Seller  on  or with respect  to the Mortgage Loans on  and after the Cut-off  Date (to the extent not  applied in  computing the  Cut-off  Date Principal  Balance thereof)  or
deposited  into  the  Certificate  Account   by  the  Seller  as  an  Initial
Certificate  Account  Deposit  as  provided  in  this  Agreement, other  than
interest due  on the Mortgage Loans  prior to the  Cut-off Date.   The Seller
confirms  that,  concurrently with  such  transfer  and  assignment,  it  has deposited  into the  Certificate  Account  the  Initial  Certificate  Account
Deposit.

          The Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

     The Depositor,  concurrently with  the execution and   delivery  hereof,
hereby  sells, transfers,  assigns, sets  over and  otherwise conveys  to the
Trustee for the use and benefit of the Certificateholders and the Certificate
Insurer, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

          In connection with any such transfer and assignment, the Depositor has delivered to, and deposited with, the Trustee (or, in the case of the Special Mortgage Loans, will deliver to, and deposit with, the Trustee within seven (7) Business Days following the Closing Date) for the benefit of the Certificateholders, the Certificate Insurance Policy, and for the benefit of the Certificateholders and the Certificate Insurer, the following documents or instruments with respect to each Mortgage Loan so assigned:

                    (i)  the original Mortgage  Note, endorsed by the  Seller
          or the originator  of such Mortgage Loan, without  recourse, in the
          following  form:   "Pay to  the  order of  ________________________
          without  recourse", with all  intervening endorsements that  show a complete chain of endorsement from the originator to the Seller;

                   (ii)  the original recorded Mortgage;

                  (iii)  a  duly executed assignment of the  Mortgage to "The
          Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of February 27, 1997,
          CWABS, Inc., Asset-Backed Certificates, Series 1997-1, without recourse" (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

                   (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

                    (v)    the   original  or  copies  of   each  assumption,
          modification,  written assurance or substitution agreement, if any;
          and

                   (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

          In the event that  in connection with any Mortgage Loan  the Seller cannot  deliver  the original  recorded  Mortgage  or  all  interim  recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii)
or (iv) concurrently with the execution and delivery hereof, the Seller shall deliver or cause to be delivered to the  Trustee a true copy of such Mortgage and  of  each  such  undelivered  interim assignment  of  the  Mortgage  each certified  by the  Seller,  the  applicable title  company,  escrow agent  or attorney, or  the originator of such  Mortgage, as the  case may be, to  be a true and  complete copy of  the original Mortgage  or assignment of  Mortgage
submitted for recording.   The Seller shall  promptly deliver or cause  to be
delivered  to the  Trustee  such  original Mortgage  and  such assignment  or assignments with evidence of recording indicated thereon upon receipt thereof from  the  public  recording  official,  or a  copy  thereof,  certified,  if appropriate, by the relevant recording office, but in no event shall any such delivery be made later than 270 days following the Closing Date; provided,
                                                                 --------
however, in the event that by such date the Seller is unable to deliver or
-------
cause to be delivered each Mortgage and each interim assignment by  reason of the fact that  any such documents have  not been returned by  the appropriate recording office,  or, in  the case of  each interim assignment,  because the related Mortgage has  not been returned by the  appropriate recording office, the Seller  shall deliver  or cause  to be  delivered such  documents to  the
Trustee as  promptly  as  possible  upon receipt  thereof.    If  the  public
recording  office  in which  a  Mortgage  or  interim assignment  thereof  is recorded retains the original  of such Mortgage or assignment, a  copy of the original  Mortgage or  assignment  so retained,  with  evidence of  recording thereon, certified  to be true and  complete by such recording  office, shall
satisfy the  Seller's  obligations in  this Section  2.01.   If any  document
submitted  for recording  pursuant to  this  Agreement is  (a) lost prior  to recording or  rejected by the  applicable recording office, the  Seller shall immediately prepare or  cause to be prepared  a substitute and submit  it for recording, and shall deliver copies  and originals thereof in accordance with the foregoing or  (b) lost after recording, the  Seller shall deliver to  the
Trustee a copy of such document certified by the  applicable public recording office to be a true and complete copy of the original recorded document.  The
Seller  shall promptly forward  or cause to  be forwarded to  the Trustee (a)
from time to  time additional original documents evidencing  an assumption or modification of a  Mortgage Loan and (b)  any other documents required  to be delivered by  the Depositor or the Master Servicer  to the Trustee within the time periods specified in this Section 2.01.

          With  respect  to  each  Mortgage  Loan as  to  which  the  related
Mortgaged  Property  and  Mortgage  File  are located  in  (a) the  State  of
California  or  (b)  any other  jurisdiction  under  the  laws  of which  the recordation  of  the  assignment  specified  in clause  (iii)  above  is  not necessary to protect  the Trustee's and  the Certificateholders' interest  in the related Mortgage Loan, as  evidenced by an Opinion of  Counsel, delivered by the  Seller to  the Trustee  and a  copy to  the Rating  Agencies and  the
Certificate Insurer, in lieu of  recording the assignment specified in clause
(iii)  above, the Seller  may deliver an  unrecorded assignment  in blank, in form otherwise suitable  for recording to  the Trustee; provided that  if the related Mortgage has  not been returned from the  applicable public recording office, such assignment, or any copy thereof, of the Mortgage may exclude the information to be provided by the recording office.  As to any Mortgage Loan, the procedures of the preceding sentence shall  be applicable only so long as the related Mortgage File is maintained  in the possession of the Trustee  in
the State  or jurisdiction  described in such  sentence.   In the  event that
(i) the Seller, the Depositor, the Certificate Insurer or the Master Servicer
gives written notice to the Trustee that recording is required to protect the right, title and interest of the  Trustee on behalf of the Certificateholders
and  Certificate  Insurer  in  and  to  any  Mortgage   Loan,  (ii)  a  court
recharacterizes the sale of  the Mortgage Loans as a financing, or (iii) as a result of any change in or amendment to the laws of the State or jurisdiction described in the first sentence of this paragraph or any applicable political subdivision thereof, or any change in official position regarding application or interpretation  of such laws, including a holding  by a court of competent jurisdiction, such recording  is so required, the Trustee  shall complete the assignment in the manner specified in clause (iii) of the second paragraph of this Section 2.01 and  the Seller shall submit or  cause to be submitted  for recording  as specified  above or,  should the  Seller fail  to  perform such obligations,  the Trustee  shall cause  the  Master Servicer,  at the  Master
Servicer's expense, to cause each such previously unrecorded assignment to be
submitted for recording as specified above.   In the event a Mortgage File is
released to the Master Servicer as  a result of the Master Servicer's  having completed  a Request for Release in the  form of Exhibit M, the Trustee shall complete the  assignment of the related  Mortgage in the manner  specified in clause (iii) of the second paragraph of this Section 2.01.

          So  long  as the  Trustee  maintains  an  office in  the  State  of
California,  the Trustee  shall  maintain  possession of  and  not remove  or attempt to remove from the  State of California any of the  Mortgage Files as
to which  the related Mortgaged  Property is located  in such State.   In the
event that the  Seller fails to record  an assignment of  a Mortgage Loan  as herein provided within 90 days of notice of an event set forth in clause (i),
(ii) or (iii) of the above paragraph,  the Master Servicer shall prepare and,
if  required  hereunder,  file  such   assignments  for  recordation  in  the
appropriate  real  property or  other  records  office.   The  Seller  hereby
appoints the  Master Servicer (and  any successor servicer hereunder)  as its attorney-in-fact with  full power and  authority acting in its  stead for the purpose of such preparation, execution and filing.

          In the case of Mortgage Loans that become the subject of or partial
Principal  Prepayment between  the Closing  Date  and the  Cut-Off Date,  the
Seller shall deposit or cause to be deposited in the Certificate Account the amount required to be deposited therein with respect to such payment pursuant to Section 3.05 hereof.

          Notwithstanding  anything to the contrary in this Agreement, within seven  Business Days  after  the Closing  Date, the  Seller shall  either (i)
deliver to the Trustee the Mortgage File as required pursuant to this Section
2.01 for  each Special  Mortgage  Loan or  (ii)  (A) repurchase  the  Special
Mortgage  Loan or (B) substitute the Special  Mortgage Loan for a Replacement
Mortgage Loan, which repurchase or  substitution shall be accomplished in the
manner and subject  to the conditions set  forth in Section 2.03.   Provided,
however, that if the Seller fails to deliver a Mortgage File  for any Special
Mortgage  Loan within  the period  provided in the  prior sentence,  the cure period provided for in Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the  Mortgage File for such Special Mortgage  Loan.  Upon delivery of the  Mortgage File for  each Special  Mortgage Loan, the  Trustee shall  send  an Initial  Certification  for  such  Special Mortgage  Loan  in accordance with the provisions of Section 2.02.

          SECTION 2.02.  Acceptance by Trustee of the Mortgage Loans.
                         -------------------------------------------

          The  Trustee  acknowledges  receipt, subject  to  the   limitations
contained in  and any exceptions  noted in the  Initial Certification in  the form annexed  hereto as  Exhibit G  and in  the list  of exceptions  attached thereto,  of the documents  referred to in  clauses (i) and  (iii) of Section
2.01 above and all other assets included in  the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage  Files, and that it  holds or will hold  such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

          The  Trustee agrees to  execute and deliver on  the Closing Date to the Depositor, the Master Servicer, the Seller and the Certificate Insurer an
Initial Certification  in the form annexed hereto as  Exhibit G to the effect that, as to  each Mortgage Loan listed  in the Mortgage Loan  Schedule (other than  any Mortgage  Loan  paid  in full  or  any  Mortgage Loan  specifically identified in such  certification as not covered by  such certification), the documents  described  in Section  2.01(i)  and  (iii)  with respect  to  such
Mortgage Loan are  in its possession, and based on its review and examination and only  as to  the foregoing  documents, such documents  appear regular  on
their face  and relate to such Mortgage Loan.   The Trustee agrees to execute
and deliver  within 30  days after  the Closing  Date to  the Depositor,  the
Master  Servicer,  the   Seller  and  the  Certificate   Insurer  an  Interim
Certification in the form  annexed hereto as Exhibit G-1 to  the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any
Mortgage Loan paid  in full or any  Mortgage Loan specifically  identified in such  certification  as not  covered  by such  certification),  all documents required to  be delivered to  it pursuant to  this Agreement with  respect to such  Mortgage Loan are in its  possession (except those described in Section
2.01(v)) and based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and relate to such
Mortgage Loan, and  (ii) the information set  forth in items (i),  (iv), (v),
(vi), (viii)  and (xiii) of  the definition  of the "Mortgage  Loan Schedule"
accurately reflects information set forth in the Mortgage  File.  The Trustee shall be  under no  duty or  obligation to  inspect, review  or examine  such documents, instruments, certificates  or other papers  to determine that  the same are genuine,  enforceable or appropriate for the  represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 180 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer, the Seller and the Certificate
Insurer (and to any Certificateholder that so requests) a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

          In connection with the Trustee's completion and delivery of such Final Certification, the Trustee shall review each Mortgage File to determine that it contains the following documents:

                    (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse, in the following form: "Pay to the order of _________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

                   (ii)  the original recorded Mortgage;

                  (iii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01;

                   (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

                    (v)  the   original   or  copies   of   each  assumption,
          modification, written  assurance or substitution agreement, if any;
          and

                   (vi) the original or duplicate original lender's title policy and all riders thereto or any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

          If, in the course of such review, the Trustee finds any document or documents  constituting a  part of such  Mortgage File  that do not  meet the requirements of  clauses (i)-(iv) and  (vi) above, the Trustee  shall include such exceptions in such Final Certification.  If  the public recording office in which a Mortgage or assignment thereof is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment so retained,  with evidence  of  recording  thereon, certified  to  be true  and
complete  by  such   recording  office,  shall  be  deemed   to  satisfy  the
requirements of clause (ii), (iii) or (iv) above, as applicable.   The Seller
shall promptly correct  or cure such defect  within 90 days from the  date it was so notified of such  defect and, if the Seller  does not correct or  cure such defect within such  period, the Seller shall either  (a) if the time  to cure  such defect expires prior  to the end of  the second anniversary of the
Closing Date, substitute for the related Mortgage Loan a Replacement Mortgage
Loan, which substitution shall be  accomplished in the manner and subject  to the conditions set forth in Section 2.03,  or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect  in writing  at the  Purchase Price  of such Mortgage  Loan; provided,
                                                                    --------
however, that any such substitution pursuant to (a) above or repurchase
-------
pursuant to  (b) above shall not be  effected prior  to  the delivery  to the  Trustee of  the Opinion  of Counsel required  by Section 2.05 hereof and any substitution pursuant to (a) above shall  not be effected prior to the  additional delivery to the Trustee of  a Request  for  Release
substantially  in  the form  of  Exhibit N.    No substitution will be made
in any calendar month  after the Determination Date for such  month.  The
Purchase Price  for any  such Mortgage  Loan shall  be deposited by the
Seller in the Certificate  Account and, upon receipt of such deposit and certification with  respect thereto  in the  form  of Exhibit  N hereto, the
Trustee shall release the related Mortgage File to the Seller and shall execute  and deliver  at  the  Seller's  request such  instruments  of transfer  or assignment  as  the Seller  has prepared,  in each  case without recourse, as shall  be necessary to  vest in the  Seller, or a designee, the Trustee's  interest in  any  Mortgage  Loan released  pursuant
hereto.   The Trustee  shall  notify  the  Certificate  Insurer  if  the
Seller  fails  to repurchase  or  substitute  for  a  Mortgage  Loan  in accordance  with  the foregoing.

          The  Trustee shall retain  possession and custody  of each Mortgage
File in accordance with and subject to the terms and conditions set forth herein. The Seller shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File that come into the possession of the Seller from time to time.

          It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01(i)-(vi) above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor, and any Certificateholder against the Seller.

          SECTION 2.03.  Representations, Warranties and Covenants of the
                         ------------------------------------------------
Master Servicer and the Seller.
------------------------------

          (a) The Master Servicer hereby represents and warrants to the Depositor, the Trustee and the Certificate Insurer as follows, as of the date hereof:

               (i) The Master Servicer is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged
     Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (ii) The Master Servicer has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii)     The  execution and delivery of this Agreement by the
     Master  Servicer, the  servicing of  the  Mortgage Loans  by the  Master
     Servicer  under this  Agreement, the  consummation of  any other  of the transactions contemplated by  this Agreement, and the fulfillment  of or compliance  with the terms hereof are in the ordinary course of business of the Master Servicer  and will not (A) result in  a material breach of any term  or provision of the charter or  by-laws of the Master Servicer or (B) materially conflict with,  result in a material breach, violation or acceleration of,  or result in a material default under, the terms of any other material agreement or  instrument to which the Master Servicer is a party  or by which it  may be bound,  or (C) constitute a  material violation of any  statute, order or regulation applicable  to the Master
     Servicer  of  any  court,  regulatory  body,  administrative  agency  or governmental body having  jurisdiction over the Master Servicer; and the
     Master Servicer is not in breach or violation of any  material indenture or  other material  agreement  or  instrument, or  in  violation of  any
     statute,   order  or   regulation  of   any   court,  regulatory   body,
     administrative agency or  governmental body having jurisdiction  over it which  breach or violation  may materially impair  the Master Servicer's ability to perform or meet any of its obligations under this Agreement.

               (iv) The   Master  Servicer   is  an   approved   servicer  of
     conventional  mortgage  loans for  FNMA  or  FHLMC  and is  a  mortgagee approved by the  Secretary of Housing and Urban  Development pursuant to sections 203 and 211 of the National Housing Act.

               (v)  No litigation  is pending or,  to the best of  the Master
     Servicer's knowledge, threatened, against the Master Servicer that would
     materially   and   adversely   affect   the   execution,   delivery   or
     enforceability of this  Agreement or the ability of  the Master Servicer to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master
     Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same.


          (b) The Seller hereby represents and warrants to the Depositor, the Trustee and the Certificate Insurer as follows, as of the date hereof:

               (i) The Seller is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage
     Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (ii) The Seller  has the full corporate power and authority to sell  each Mortgage Loan,  and to execute,  deliver and  perform, and to
     enter   into  and  consummate  the  transactions  contemplated  by  this
     Agreement and has  duly authorized by all necessary  corporate action on the part of the Seller the  execution, delivery and performance of  this
     Agreement; and this Agreement, assuming the due authorization, execution and delivery  hereof by the  other parties hereto, constitutes  a legal, valid and  binding  obligation of  the Seller,  enforceable against  the
     Seller in accordance with its  terms, except that (a) the enforceability
     hereof   may  be   limited   by   bankruptcy,  insolvency,   moratorium,
     receivership  and other  similar  laws  relating  to  creditors'  rights generally and (b) the remedy  of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding  therefor may be brought.

               (iii)     The  execution and delivery of this Agreement by the
     Seller,  the  sale  of the  Mortgage  Loans  by  the  Seller under  this
     Agreement,  the   consummation  of   any  other   of  the   transactions
     contemplated by  this Agreement,  and the  fulfillment of  or compliance with the terms  hereof are  in the  ordinary course of  business of  the
     Seller  and will  not (A) result  in a  material breach  of any  term or provision of  the charter  or by-laws  of the  Seller or  (B) materially conflict with, result  in a material  breach, violation or  acceleration of, or  result  in a  material default  under, the  terms  of any  other material agreement or  instrument to which the  Seller is a party  or by which it may  be bound, or  (C) constitute a  material violation of  any statute,  order or  regulation applicable  to the  Seller of  any court, regulatory  body,  administrative  agency or  governmental  body  having jurisdiction  over the  Seller;  and the  Seller  is  not in  breach  or violation  of any  material  indenture or  other  material agreement  or instrument, or in violation of  any statute, order or regulation  of any court,  regulatory  body,  administrative  agency  or governmental  body having jurisdiction  over it which  breach or  violation may  materially impair  the Seller's ability  to perform or meet  any of its obligations under this Agreement.

               (iv) The Seller is an approved seller of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

               (v) No litigation is pending or, to the best of the Seller's knowledge, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Seller to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same.

               (vii) The information set forth on Exhibit F hereto with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

               (viii)   The Seller  will treat the  transfer of  the Mortgage
     Loans to the Depositor as a sale of the Mortgage Loans for all tax, accounting and regulatory purposes.

               (ix) No Mortgage Loan is more than 59 days delinquent in payment of principal and interest, and no more than 1.0% of the Mortgage
     Loans in the Trust Fund are 30-59 days delinquent in the payment of principal and interest.

               (x) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 90.0% and 100.1% for Loan Group 1 and Loan Group 2, respectively.

               (xi)  Each Mortgage is a valid and enforceable first or second lien  (as indicated  on the  Mortgage  Loan Schedule)  on the  Mortgaged
     Property subject  only to  (a) the lien  of non-delinquent  current real
     property   taxes  and   assessments,   (b)  covenants,   conditions  and
     restrictions,  rights  of way,  easements  and other  matters  of public record  as of the  date of recording  of such  Mortgage, such exceptions appearing  of record being  acceptable to mortgage  lending institutions generally or specifically  reflected in the appraisal made in connection with the origination  of the related Mortgage Loan, (c) other matters to which  like  properties  are  commonly subject  that  do  not materially interfere with the benefits  of the security intended to be  provided by such Mortgage and (d) with respect  to any second lien, the lien  of any first lien on the related Mortgaged Property.

               (xii)  Immediately  prior to  the assignment  of  the Mortgage
     Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement.

               (xiii) There is no delinquent tax or assessment lien against any Mortgaged Property.

               (xiv)  There   is   no   valid  offset,   claim,   defense  or
     counterclaim to any Mortgage Note or  Mortgage, including the obligation of  the Mortgagor  to pay the  unpaid principal  of or interest  on such
     Mortgage Note.

               (xv) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property that are or may be a lien prior to, or equal with, the lien of such Mortgage, except those that are insured against by the title insurance policy referred to in item
     (xii) below.

               (xvi) As of the Closing Date, to the best of the Seller's knowledge, each Mortgaged Property is free of material damage and is in good repair.

               (xvii)  Each Mortgage  Loan  at origination  complied  in  all material respects  with applicable  state and  federal laws,  including,
     without  limitation,  usury,  equal  credit  opportunity,  real   estate
     settlement  procedures,   truth-in-lending  and  disclosure   laws,  and
     consummation  of the transactions  contemplated hereby will  not involve the violation of any such laws.

               (xviii) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument that has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and the Certificate Insurer and the original or a copy of which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification (except as expressly permitted above) or satisfaction with respect thereto.

               (xix)  A  lender's policy of  title insurance together  with a
     condominium  endorsement   and   extended   coverage   endorsement,   if
     applicable, in  an  amount at  least equal  to the  Cut-off Date  Stated
     Principal Balance of each such Mortgage Loan or a commitment (binder) to issue  the same  was effective on  the date  of the origination  of each
     Mortgage Loan,  each such policy is valid and  remains in full force and effect, and each such policy was issued  by a title insurer qualified to do business in the jurisdiction  where the Mortgaged Property is located and acceptable  to FNMA or FHLMC and is in  a form acceptable to FNMA or
     FHLMC,  which  policy  insures  the  Seller  and  successor  owners   of
     indebtedness secured  by the insured Mortgage, as to the first or second priority  lien, as  indicated  on  the Mortgage  Loan  Schedule, of  the
     Mortgage subject to the exceptions set forth in paragraph (iv) above; to the best of  the Seller's knowledge, no claims have been made under such mortgage  title insurance  policy and  no  prior holder  of the  related
     Mortgage, including the  Seller, has done, by act  or omission, anything that would impair the coverage of such mortgage title insurance policy.

               (xx)  No   Mortgage  Loan  was  the  subject  of  a  Principal
     Prepayment in full between the Closing Date and the Cut-off Date.

               (xxi)  To  the  best of  the  Seller's knowledge,  all  of the improvements  that were  included  for the  purpose  of determining  the
     Appraised  Value  of  the  Mortgaged  Property  lie  wholly  within  the boundaries  and  building restriction  lines  of such  property,  and no
     improvements  on  adjoining  properties  encroach  upon   the  Mortgaged
     Property.

               (xxii)  To  the best of the Seller's knowledge, no improvement located on or  being part of the  Mortgaged Property is in  violation of
     any applicable zoning  law or regulation.   To the best of  the Seller's
     knowledge, all  inspections, licenses  and certificates  required to  be made or issued with  respect to all occupied  portions of the  Mortgaged
     Property  and, with  respect  to  the use  and  occupancy  of the  same, including  but  not  limited  to  certificates  of  occupancy  and  fire
     underwriting  certificates,  have   been  made  or  obtained   from  the
     appropriate  authorities,  unless the  lack  thereof  would not  have  a material adverse effect on the value of such Mortgaged Property, and the
     Mortgaged Property is lawfully occupied under applicable law.

               (xxiii) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

               (xxiv) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

               (xxv) The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (xxvi) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (xxvii)  Each   Mortgage  Note   and  each   Mortgage  is   in
     substantially one of  the forms attached hereto as  Exhibit P acceptable in form to FNMA or FHLMC.

               (xxviii) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note.

               (xxix) The origination, underwriting and collection practices used by the Seller with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

               (xxx) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

               (xxxi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

               (xxxii) Each Mortgage Loan contains a customary "due on sale" clause.

               (xxxiii)  Approximately 3.52% and 2.54% of the Mortgage  Loans
     in Loan Group 1 and Loan Group  2, respectively (measured by the Cut-off
     Date Principal Balance of the Mortgage Loans in the specific Loan Group)
     are secured by  two- to four-family dwellings.   Approximately 3.56% and
     2.88%  of  the  Mortgage  Loans  in  Loan  Group 1  and  Loan  Group  2,
     respectively (measured  by the  Cut-off Date  Principal  Balance of  the
     Mortgage Loans  in the specific  Loan Group) are secured  by condominium units.  Approximately 82.77%  and 85.71% of  the Mortgage Loans in  Loan
     Group  1 and  Loan Group 2,  respectively (measured by  the Cut-off Date
     Poll Stated    Principal Balance)  are  secured by  detached  one-family
     dwellings.

               (xxxiv) No Mortgage Loan had a principal balance in excess of $635,000 at origination.

               (xxxv)  Each Mortgage Loan was originated on or after November
     1, 1996 in the case of Loan Group 1 and September 1, 1996 in the case of Loan Group 2; each Mortgage Loan other than a 2/28 Mortgage Loan had an initial Adjustment Date no later than September 1, 1997; each 2/28
     Mortgage Loan had an initial Adjustment Date no later than March 1, 1999.

               (xxxvi) Approximately 54.16% and 30.64% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (measured by the Cut-off
     Date Pool Stated Principal Balance) provide for a prepayment penalty.

               (xxxvii) No Mortgage Loan provides for primary mortgage insurance.

               (xxxviii)  On  the  basis  of   representations  made  by  the
     Mortgagors in their loan applications,  no more than approximately  7.0%
     and  5.3% of  the  Mortgage Loans  in  Loan Group  1 and  Loan  Group 2,
     respectively   are  secured  by   investor  properties,  and   at  least
     approximately 90.0%  and 94.0% of  the owner-occupied Mortgage  Loans in
     Loan  Group  1 and  Loan  Group 2,  respectively  are secured  by owner-
     occupied Mortgaged Properties that are primary residences (in  each case measured by the  Cut-off Date Principal Balance of the Mortgage Loans in
     the specific Loan Group).

               (xxxix)  At  the Cut-off  Date,  the  improvements  upon  each
     Mortgaged Property are covered by  a valid and existing hazard insurance policy with  a generally acceptable  carrier that provides for  fire and extended coverage and  coverage for such other hazards  as are customary in the area where the Mortgaged Property is located in an amount that is at least  equal to the lesser of (i)  the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of  (a) the outstanding principal  balance of  the Mortgage Loan  and (b)  an amount such that the proceeds of such policy shall be sufficient to prevent the
     Mortgagor  and/or the  mortgagee from  becoming  a co-insurer.   If  the
     Mortgaged  Property is  a condominium  unit,  it is  included under  the
     coverage afforded  by a blanket  policy for the  condominium unit.   All
     such individual insurance policies and all flood policies referred to in item (xl) below contain a standard mortgagee clause naming the Seller or the original  mortgagee, and its  successors in interest,  as mortgagee, and the Seller has received no notice that any premiums due  and payable thereon  have  not been  paid;  the  Mortgage  obligates  the  Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the  holder of the Mortgage  to obtain and  maintain such insurance at the Mortgagor's cost  and expense and to seek reimbursement therefor from the Mortgagor.

               (xl) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance
     Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

               (xli) To the best of the Seller's knowledge, there is no proceeding occurring, pending or threatened for the total or partial condemnation of the Mortgaged Property.

               (xlii) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

               (xliii)  Each  Mortgaged Property  is improved  by  a one-  to
     four-family  residential  dwelling,   including  condominium  units  and
     dwelling  units in PUDs,  that, to the  best of  the Seller's knowledge, does not  include cooperatives or  mobile homes and does  not constitute other than real property under state law.

               (xliv)  Each Mortgage  Loan is  being serviced  by the  Master
     Servicer.

               (xlv)  Any future advances made prior to the Cut-off Date have been consolidated with the outstanding  principal amount secured by  the
     Mortgage,  and the  secured principal amount,  as consolidated,  bears a single interest rate and single repayment term reflected on the Mortgage
     Loan Schedule.   The consolidated  principal amount does not  exceed the
     original principal amount of the Mortgage Loan.  The Mortgage  Note does not  permit or obligate the  Master Servicer to  make future advances to the Mortgagor at the option of the Mortgagor.

               (xlvi)  All   taxes,   governmental   assessments,   insurance
     premiums,  water, sewer  and municipal  charges,  leasehold payments  or ground rents that previously became due and  owing have been paid, or an escrow of funds  has been established in an amount sufficient to pay for every such  item that remains unpaid and that  has been assessed, but is
     not  yet due  and payable.   Except for  (A) payments  in the  nature of
     escrow payments, and (B) interest accruing from the date of the Mortgage
     Note  or date  of disbursement  of the  Mortgage proceeds,  whichever is later, to  the day that precedes by one month  the Due Date of the first installment of  principal  and interest,  including without  limitation, taxes and  insurance  payments, the  Master  Servicer has  not  advanced funds, or induced, solicited or  knowingly received any advance of funds by a  party other than  the Mortgagor, directly  or indirectly,  for the payment of any amount required by the Mortgage.

               (xlvii)  Each Mortgage Loan was  underwritten in all  material respects in accordance  with the Seller's underwriting guidelines  for B and  C  quality  mortgage  loans  or, with  respect  to  Mortgage  Loans
     originated   in  accordance  with   other  underwriting  guidelines,  in
     substantial compliance thereof.

               (xlviii)  Prior  to   the  approval   of  the   Mortgage  Loan
     application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect, in  the Mortgaged Property or in  any loan made on the security  thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA and FHLMC.

               (xlix) None of the Mortgage Loans is a graduated payment mortgage loan or a growing equity mortgage loan, and no Mortgage Loan is subject to a buydown or similar arrangement.

               (l)  The Mortgage  Rates borne by  the Mortgage Loans  in Loan
     Group 1 and Loan Group 2 as  of the Cut-off Date ranged from 5.625%  and
     7.875% per annum to 14.625% and 14.250% per annum, respectively, and the weighted average Mortgage Rate as of the Cut-off Date was 9.31% and 10.44% per annum, respectively.

               (li)  The   Mortgage  Loans  were   selected  from  among  the
     outstanding one- to four-family mortgage loans in the Master  Servicer's portfolio  at the  Closing  Date  as to  which  the representations  and warranties  made as  to the  Mortgage Loans  set forth  in this  Section
     2.03(b) can be made.  Such selection was not made in a manner that would adversely  affect the interests of Certificateholders or the Certificate
     Insurer.

               (lii) The Gross Margins on the Group 1 Loans range from approximately 4.5% to 9.25%, and the weighted average Gross Margin was approximately 6.13%.

               (liii) Each Mortgage Loan has a payment date on or before the Due Date in the month of the first Distribution Date.

               (liv) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

               (lv)  (Reserved)

               (lvi) There is no obligation on the part of the Seller under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor.

               (lvii) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related
Mortgage Loan.

               (lviii)  No more  than  approximately 65.20%  of  the Group  2
Mortgage Loans  are second mortgage loans and none  of the Mortgage Loans are third mortgage loans.

               (lix) With respect to each Mortgage Loan that is not a first mortgage loan, either (i) no consent for the Mortgage Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Trustee.

               (lx) With respect to each Mortgage Loan that is not a first mortgage loan, the Seller has not received, and is not aware of, a notice of default of any senior mortgage loan which has not been cured.

               (lxi) No Mortgage Loan was either a "consumer credit contract" or a "purchase money loan" as such terms are defined in 16 C.F.R.
Section 433  nor is any  Mortgage Loan a  "mortgage" as defined  in 15 U.S.C.
Section 1602(aa).

          (c)  Upon discovery  by any of the parties hereto  of a breach of a representation  or  warranty  set  forth  in  Section  2.03(a)  or  (b)  that materially and adversely affects  the interests of the Certificateholders  or the  Certificate Insurer  in any  Mortgage Loan,  the party  discovering such breach shall  give  prompt  notice  thereof  to the  other  parties  and  the
Certificate Insurer.   Each of  the Master Servicer  and the Seller  (each, a
"Representing  Party") hereby covenants  with respect to  the representations and  warranties set  forth in  Sections 2.03(a)  and (b),  respectively, that within 90 days  of the earlier of the discovery by such Representing Party or receipt of written  notice by such Representing  Party from any party  or the
Certificate Insurer of  a breach of any representation or  warranty set forth herein  made that  materially  and  adversely affects  the  interests of  the
Certificateholders or the Certificate Insurer  in any Mortgage Loan, it shall cure  such breach  in all  material respects  and, if such  breach is  not so cured,  shall, (i)  if  such  90-day  period  expires  prior  to  the  second anniversary  of the  Closing  Date,  remove such  Mortgage  Loan (a  "Deleted
                                                                      -------
Mortgage Loan") from the Trust Fund and
-------------
substitute  in  its place  a  Replacement Mortgage  Loan,  in the  manner and subject to the conditions  set forth in this Section; or  (ii) repurchase the affected Mortgage  Loan or  Mortgage Loans from  the Trustee at  the Purchase
Price in the manner set forth below; provided, however, that any such
                                     --------  -------
substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected  prior to  the delivery  to the Trustee  and the  Certificate
Insurer of  the Opinion of  Counsel required by  Section 2.05 hereof  and any such substitution pursuant  to (i) above shall  not be effected prior  to the additional delivery to the Trustee  and the Certificate Insurer of a  Request
for Release substantially in the form  of Exhibit N.  Any Representing  Party liable  for a  breach under  this Section 2.03  shall promptly  reimburse the
Master Servicer,  the Trustee  and the Certificate  Insurer for  any expenses reasonably incurred  by the Master  Servicer, the Trustee or  the Certificate
Insurer in respect of enforcing the remedies for such breach.   To enable the
Master Servicer to  amend the Mortgage Loan Schedule,  any Representing Party liable for  a breach  under this  Section 2.03  shall, unless  it cures  such breach in a timely fashion pursuant to this Section 2.03, promptly notify the
Master Servicer whether such Representing Party intends either to repurchase,
or to  substitute  for, the  Mortgage Loan  affected by  such  breach.   With
respect to the representations and  warranties described in this Section that are  made  to  the best  of  the  Representing Party's  knowledge,  if  it is discovered  by any  of the  Depositor, the Master  Servicer, the  Seller, the
Trustee or the Certificate Insurer  that the substance of such representation and  warranty  is inaccurate  and  such inaccuracy  materially  and adversely
affects  the  value  of  the   related  Mortgage  Loan,  notwithstanding  the
Representing Party's lack of knowledge with respect to the  substance of such representation or warranty,  such inaccuracy shall be deemed  a breach of the applicable representation or warranty.

          With respect to any Replacement  Mortgage Loan or Loans, the Seller
delivering such  Replacement Mortgage Loan  shall deliver to the  Trustee for the  benefit  of the  Certificateholders  and  the  Certificate Insurer,  the
related  Mortgage Note,  Mortgage and  assignment of  the Mortgage,  and such other  documents and  agreements as  are required  by Section 2.01,  with the
Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01.
No substitution will  be made in any  calendar month after the  Determination
Date for  such month.   Scheduled Payments  due with  respect to  Replacement
Mortgage Loans in  the Due Period related  to the Distribution Date  on which such proceeds are to be  distributed shall not be part of the  Trust Fund and will  be retained  by the  Seller delivering  such Replacement  Loan  on such
Distribution   Date.    For  the  month  of  substitution,  distributions  to
Certificateholders  will include  the Scheduled  Payment due  on  any Deleted
Mortgage Loan for the related Due  Period and thereafter the Seller shall  be entitled to retain all  amounts received in respect of  such Deleted Mortgage
Loan.  The  Master Servicer shall  amend the Mortgage  Loan Schedule for  the benefit of the Certificateholders and  the Certificate Insurer to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement
Mortgage Loan  or Loans and  the Master  Servicer shall  deliver the  amended
Mortgage  Loan  Schedule  to  the  Trustee.    Upon  such  substitution,  the
Replacement Mortgage  Loan or  Loans shall be  subject to  the terms  of this
Agreement  in  all  respects,  and  the Seller  delivering  such  Replacement
Mortgage Loan shall be deemed to  have made with respect to such  Replacement
Mortgage  Loan or Loans, as of the date of substitution,  the representations and warranties set  forth in Section  2.03(b) with respect  to such  Mortgage
Loan.  Upon  any such substitution and the deposit to the Certificate Account of  the amount  required to  be  deposited therein  in  connection with  such substitution  as  described in  the  following paragraph,  the  Trustee shall release to the Representing Party the Mortgage  File relating to such Deleted
Mortgage Loan  and held for  the benefit  of the  Certificateholders and  the
Certificate Insurer  and shall execute  and deliver at the  Master Servicer's direction such instruments of transfer or assignment as have been prepared by the Master Servicer, in each case without recourse, as shall be  necessary to vest  in the  Seller,  or its  respective designee,  title  to the  Trustee's interest  in any  Deleted  Mortgage  Loan substituted  for  pursuant to  this
Section 2.03.

          For  any  month  in  which  the  Seller  substitutes  one  or  more
Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Master
Servicer will determine the amount (if any)  by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance (after application of the principal portion  of the Scheduled Payment due in the month of substitution)
of all such Deleted Mortgage Loans.   An amount equal to the aggregate of the
deficiencies   described  in  the   preceding  sentence  (such   amount,  the
"Substitution Adjustment Amount") shall be deposited into the Certificate
 ------------------------------
Account  by the  Seller  delivering  such Replacement  Mortgage  Loan on  the
Determination  Date  for the  Distribution  Date relating  to  the Prepayment
Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that a Seller shall have repurchased a Mortgage  Loan, the Purchase  Price therefor  shall be deposited  in the  Certificate Account pursuant to Section 3.08  on the Determination Date for the Distribution Date
in the month following the month during which such Seller became obligated to repurchase or  replace  such Mortgage  Loan  and  upon such  deposit  of  the
Purchase Price, the  delivery of the  Opinion of Counsel required  by Section
2.05, if any, and the receipt of a Request for Release in the form of Exhibit
N hereto, the  Trustee shall release the  related Mortgage File held  for the benefit of the Certificateholders and the Certificate Insurer to such Seller, and the Trustee  shall execute  and deliver  at such  Person's direction  the related instruments  of transfer  or assignment prepared  by such  Seller, in each case without recourse, as shall be  necessary to transfer title from the
Trustee for the benefit of the Certificateholders and the Certificate Insurer
and  transfer the  Trustee's interest  to such  Seller to  any  Mortgage Loan
purchased pursuant to  this Section 2.03.   It is understood and  agreed that
the  obligation under this  Agreement of  the Seller  to cure,  repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute  the sole remedy  against the Seller respecting  such breach available to Certificateholders, the Depositor or the Trustee.

          (d) The representations and warranties set forth in Section 2.03 hereof shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

          SECTION 2.04.  Representations and Warranties of the Depositor.
                         -----------------------------------------------

          The Depositor  hereby  represents  and  warrants  to  the    Master
Servicer, the Trustee and the Certificate Insurer  as follows, as of the date hereof:

               (i) The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

               (ii) The Depositor has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

               (iii)     The  execution and delivery of this Agreement by the
     Depositor, the  consummation of  the transactions  contemplated by  this
     Agreement, and  the fulfillment of  or compliance with the  terms hereof are in the ordinary course of business of the Depositor and will not (A)
     result in a material breach of any  term or provision of the charter  or by-laws of the Depositor  or (B) materially conflict  with, result in  a material breach, violation  or acceleration of, or result  in a material default under, the  terms of any other material  agreement or instrument to which  the Depositor  is  a party  or by  which it  may  be bound  or
     (C) constitute a material violation of  any statute, order or regulation
     applicable   to   the   Depositor  of   any   court,   regulatory  body,
     administrative  agency or governmental body having jurisdiction over the
     Depositor;  and  the Depositor  is  not in  breach or  violation  of any material  indenture or  other material  agreement or  instrument,  or in violation of any  statute, order or regulation of  any court, regulatory body, administrative  agency or  governmental  body having  jurisdiction over it which breach or  violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

               (iv) No  litigation  is  pending,  or,  to  the  best  of  the
     Depositor's  knowledge, threatened,  against  the Depositor  that  would
     materially   and   adversely   affect   the   execution,   delivery   or
     enforceability  of this  Agreement or  the ability  of the  Depositor to perform  its obligations  under this  Agreement in  accordance with  the terms hereof.

               (v)  No consent, approval, authorization or order of any court or governmental agency  or body is required for  the execution, delivery and  performance by  the Depositor  of, or  compliance by  the Depositor
     with,  this   Agreement  or   the  consummation   of  the   transactions
     contemplated  hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

          The Depositor  hereby represents and  warrants to the   Trustee and
the Certificate Insurer with respect to each  Mortgage Loan as of the Closing
Date, and following the transfer of  the Mortgage Loans to it by  the Seller, the  Depositor had good  title to the  Mortgage Loans and  the Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

          It is understood and agreed that the representations and warranties set forth in the two immediately preceding paragraphs shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties set forth in the immediately preceding paragraph (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders or the Certificate
Insurer, the party discovering such breach shall give prompt written notice to the others and to the Certificate Insurer and to each Rating Agency. The
Depositor hereby covenants with respect to the representations and warranties made by it in this Section 2.04 that within 90 days of the earlier of the discovery it or receipt of written notice by it from any party or the Certificate Insurer of a breach of any representation or warranty set forth herein made that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, shall repurchase or replace the affected Mortgage Loan or Loans in accordance with the procedure set forth in Section 2.03(c).

          SECTION 2.05.  Delivery of Opinion of Counsel in Connection with
                         -------------------------------------------------
Substitutions and Repurchases.
-----------------------------

          (a)   Notwithstanding any  contrary provision  of this   Agreement,
with respect  to any  Mortgage Loan  that is not  in default  or as  to which default is not  imminent, no repurchase or substitution  pursuant to Sections
2.02, 2.03 or  2.04 shall be made  unless the Representing Party  making such repurchase  or  substitution  delivers to  the  Trustee  and the  Certificate
Insurer  an Opinion of Counsel, addressed  to the Trustee and the Certificate
Insurer,  to  the effect  that  such  repurchase  or substitution  would  not
(i) result in the imposition of  the tax on "prohibited transactions"  of the
Trust Fund or contributions  after the Startup Date,  as defined in  sections
860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause the Trust Fund to  fail  to qualify  as  a  REMIC  at any  time  that  any Certificates  are outstanding.  Any  Mortgage Loan as  to which repurchase or  substitution was delayed pursuant to  this paragraph shall be repurchased  or the substitution therefor shall occur (subject to compliance with Sections 2.02, 2.03 or 2.04)
upon the earlier  of (a) the occurrence of a default or imminent default with respect  to  such loan  and (b) receipt  by the  Trustee and  the Certificate
Insurer  of  an Opinion  of Counsel  to  the effect  that such  repurchase or substitution,  as applicable,  will not  result  in the  events described  in clause (i) or clause (ii) of the preceding sentence.

          (b)   Upon  discovery  by  the Depositor,  the  Seller, the  Master
Servicer, the Trustee or the Certificate Insurer that  any Mortgage Loan does
not  constitute  a  "qualified  mortgage"  within   the  meaning  of  section
860G(a)(3) of the Code,  the party discovering such fact  shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties.  In connection therewith, the Trustee shall require the
Seller, at the Seller's  option, to either (i) substitute, if  the conditions in Section 2.03(b) with respect to substitutions are satisfied, a Replacement
Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected
Mortgage Loan within 90 days of such discovery in the same manner as it would a  Mortgage Loan  for a  breach of  representation or  warranty  contained in
Section 2.03.  The Trustee shall reconvey to the Seller the Mortgage Loan  to be released pursuant  hereto in the same  manner, and on  the same terms  and conditions,  as  it  would  a  Mortgage  Loan  repurchased  for  breach of  a representation or warranty contained in Section 2.03.

          SECTION 2.06.  Authentication and Delivery of Certificates.
                         -------------------------------------------

          The Trustee acknowledges  the transfer and assignment to  it of the
Trust Fund and, concurrently with such transfer and assignment, has executed, authenticated  and delivered,  to or  upon the  order of  the  Depositor, the
Certificates in authorized  denominations evidencing the entire  ownership of
the Trust Fund.   The Trustee agrees to hold the Trust  Fund and exercise the rights referred to above for the benefit of all present and future Holders of the  Certificates and the Certificate  Insurer and to  perform the duties set forth in  this Agreement  to the  best of its  ability, to  the end  that the interests of the Holders of the  Certificates and the Certificate Insurer may
be adequately and effectively protected.

          SECTION 2.07.  Designations Under the REMIC Provisions.
                         ---------------------------------------

          (a) The Closing Date shall be the "Startup Day" of the Trust Fund for purposes of the REMIC Provisions.

          (b) The Regular Certificates are hereby designated as "regular interests," and the Class R Certificates are hereby designated as the single class of "residual interest," in the REMIC.

          (c) The Trustee is hereby designated as "tax matters person" with respect to the Trust Fund as defined in the REMIC Provisions, and in connection therewith shall hold the Tax Matters Person Class R Certificate.

          SECTION 2.08.  Covenants of the Master Servicer.
                         --------------------------------

          The Master Servicer hereby covenants to the Depositor, the Trustee and the Certificate Insurer as follows:

               (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

               (b)   no  written  information,  certificate  of  an  officer,
     statement  furnished  in  writing  or written  report  delivered  to the
     Depositor,  any   affiliate  of  the  Depositor,  the   Trustee  or  the
     Certificate Insurer and prepared by the Master Servicer pursuant to this
     Agreement will contain any  untrue statement of a material  fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading.


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

          SECTION 3.01.  Master Servicer to Service Mortgage Loans.
                         -----------------------------------------

          For and  on behalf  of the  Certificateholders and the  Certificate
Insurer, the Master Servicer shall  service and administer the Mortgage Loans in  accordance with  customary and  usual  standards of  practice of  prudent mortgage  loan  lenders in  the  respective  states  in which  the  Mortgaged
Properties   are  located.      In  connection   with   such  servicing   and
administration,  the Master  Servicer shall  have full  power and  authority, acting alone and/or through subservicers  as provided in Section 3.02 hereof, to do or cause to  be done any and all things  that it may deem necessary  or desirable in connection with such servicing and administration, including but not limited to, the power  and authority, subject to the terms hereof  (i) to execute and  deliver, on  behalf of the  Certificateholders and  the Trustee, customary consents  or waivers and  other instruments and documents,  (ii) to consent  to  transfers of  any  Mortgaged  Property  and assumptions  of  the
Mortgage Notes and related Mortgages (but only in the manner provided in this
Agreement), (iii)  to collect  any Insurance  Proceeds and  other Liquidation
Proceeds, and (iv)  subject to Section 3.12(a), to  effectuate foreclosure or other  conversion of  the ownership  of the  Mortgaged Property  securing any
Mortgage Loan; provided that the Master Servicer shall take no action that is inconsistent with  or  prejudices the  interests  of the  Trust Fund  or  the
Certificateholders and  the Certificate Insurer  in any Mortgage Loan  or the
rights and interests  of the Depositor, the Trustee,  the Certificate Insurer
and the Certificateholders  under this Agreement.  The  Master Servicer shall represent and protect the interest of the Trust Fund in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any  claim, proceeding or litigation regarding  a Mortgage Loan and shall not make or  permit any  modification, waiver  or amendment  of any  term of  any
Mortgage Loan which would cause the Trust Fund to fail to qualify  as a REMIC or result  in the imposition of any tax under Section 860(a) or 860(d) of the
Code, but in any case not  in any manner that is a lesser  standard than that provided in the  first sentence of this  Section 3.01.  Without  limiting the generality  of the foregoing, the Master Servicer, in  its own name or in the name of the  Depositor and the Trustee, is hereby authorized and empowered by the  Depositor  and  the  Trustee,  when  the  Master  Servicer  believes  it appropriate in its reasonable judgment, to  execute and deliver, on behalf of the Trustee, the  Depositor, the Certificateholders or  any of them, any  and all  instruments of  satisfaction  or  cancellation, or  of  partial or  full release or  discharge and all  other comparable instruments, with  respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the
benefit of  the Certificateholders and  the Certificate Insurer.   The Master
Servicer shall prepare and deliver  to the Depositor, the Certificate Insurer and/or the Trustee such documents requiring execution and  delivery by any or all  of them as are necessary or appropriate to enable the Master Servicer to service and administer the  Mortgage Loans.  Upon receipt  of such documents, the Depositor  and/or the  Trustee shall execute  such documents  and deliver them to the Master Servicer.

          In accordance  with the standards  of the preceding  paragraph, the
Master Servicer shall advance or cause to be advanced funds as  necessary for the  purpose  of  effecting  the payment  of  taxes  and  assessments on  the
Mortgaged  Properties, which  advances  shall be  reimbursable  in the  first instance  from related collections  from the  Mortgagors pursuant  to Section
3.06,  and further as  provided in Section  3.08.  All  costs incurred by the
Master  Servicer,  if any,  in  effecting the  timely  payments of  taxes and assessments on the Mortgaged Properties  and related insurance premiums shall
not,  for  the   purpose  of   calculating  monthly   distributions  to   the
Certificateholders, be  added  to  the  Stated Principal  Balance  under  the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          The Master Servicer shall deliver a list of Servicing Officers to the Trustee and the Certificate Insurer by the Closing Date.

          SECTION 3.02.  Subservicing; Enforcement of the Obligations of
                         -----------------------------------------------
Master Servicer.
---------------

          (a)  The Master Servicer may, subject  to the prior approval of the
Certificate Insurer (after the Certificate Insurer consults  with the Class R
Certificateholders), arrange for the subservicing of  any Mortgage Loan by  a subservicer pursuant to a subservicing agreement; provided, however, that
                                                  --------  -------
such  subservicing  arrangement and  the  terms of  the  related subservicing agreement must provide for the servicing  of such Mortgage Loans in a  manner
consistent   with   the   servicing  arrangements   contemplated   hereunder.
Notwithstanding  the provisions  of any  subservicing agreement,  any  of the provisions of this  Agreement relating to agreements  or arrangements between the Master Servicer or a subservicer or reference to actions taken  through a
Master Servicer or otherwise, the  Master Servicer shall remain obligated and liable  to  the Depositor,  the  Trustee,  the  Certificate Insurer  and  the
Certificateholders for the servicing and administration of the Mortgage Loans in accordance  with the  provisions of this  Agreement without  diminution of such obligation  or liability  by virtue of  such subservicing  agreements or arrangements or by virtue of indemnification  from the subservicer and to the same extent and under the same terms and conditions as if the Master Servicer
alone  were   servicing  and  administering   the  Mortgage  Loans.     Every
subservicing agreement  entered into by  the Master Servicer shall  contain a provision giving the  successor Master Servicer the option  to terminate such agreement in the event a successor Master Servicer is appointed.  All actions of each subservicer performed pursuant to the  related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a subservicer regardless of whether such payments are remitted by the subservicer to the Master Servicer.

          SECTION 3.03.  Rights of the Depositor, the Trustee and the
                         --------------------------------------------
Certificate Insurer in Respect of the Master
--------------------------------------------
Servicer.
--------

          None of the Trustee, the Depositor or the Certificate Insurer shall have any responsibility or liability for any action or failure to act by the Master Servicer, and none of them is obligated to supervise the performance of the Master Servicer hereunder or otherwise.

          SECTION 3.04.  Trustee to Act as Master Servicer.
                         ---------------------------------

          In  the event  that the  Master  Servicer shall  for any  reason no longer be the Master  Servicer hereunder (including by reason of  an Event of
Default), the  Trustee or  its designee approved  by the  Certificate Insurer
(after  the Certificate Insurer consults with the Class R Certificateholders)
(which approval shall  not be unreasonably  withheld) shall thereupon  assume all of the  rights and obligations  of the Master Servicer  hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the
Master Servicer pursuant to  Section 3.10 hereof or any acts  or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Advances if it  is  prohibited  from doing  so  by  applicable  law,  (iii) obligated  to
effectuate  repurchases   or  substitutions  of   Mortgage  Loans  hereunder,
including  pursuant to  Section 2.02  or  2.03 hereof,  (iv) responsible  for expenses  of the Master  Servicer pursuant to  Section 2.03 or  (v) deemed to have made any representations and warranties hereunder, including pursuant to
Section 2.03 or the first paragraph of  Section 6.02 hereof).  If the  Master
Servicer shall for any reason no longer be the servicer (including  by reason of any Event of Default), the Trustee  (or any other successor servicer) may, at its option, succeed to any  rights and obligations of the Master  Servicer under  any  subservicing agreement  in  accordance  with  the terms  thereof;
provided, however, that the Trustee (or any other successor
-------   -------
servicer)  shall not  incur  any liability  or  have any  obligations in  its capacity as servicer under a subservicing agreement arising prior to the date of such succession  unless it expressly elects  to succeed to the  rights and obligations of the Master Servicer  thereunder; and the Master Servicer shall
not  thereby  be   relieved  of  any  liability  or   obligations  under  the
subservicing agreement arising prior to the date of such succession.

          The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

          SECTION 3.05.  Collection of Mortgage Loan Payments; Certificate
                         -------------------------------------------------
Account; Distribution Account.
-----------------------------


          (a)     The  Master  Servicer  shall  make  reasonable  efforts  in accordance with customary and usual standards of practice of prudent mortgage lenders  in the  respective  states  in which  the  Mortgaged Properties  are located to collect all payments called for under the terms and  provisions of the Mortgage  Loans to the  extent such procedures  shall be  consistent with this Agreement and the terms and provisions of any related Required Insurance
Policy.   Consistent with  the  foregoing, the  Master  Servicer may  in  its discretion (i)  waive any  late payment  charge or  any prepayment charge  or penalty interest  in connection with  the prepayment  of a Mortgage  Loan and
(ii)  extend the due dates for  payments due on a  Mortgage Note for a period not greater than 270 days.  In the event of any such arrangement, the  Master
Servicer  shall  make  Advances  on  the related  Mortgage  Loan  during  the scheduled  period  in  accordance  with  the  amortization schedule  of  such
Mortgage Loan without  modification thereof by  reason of such  arrangements.
The Master Servicer  shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage
Note  or otherwise  or  against  any public  or  governmental authority  with respect to a taking or condemnation) if it reasonably believes that enforcing the provision  of the  Mortgage or  other instrument  pursuant to which  such payment is required is prohibited by applicable law.

          (b)  The Trustee shall  establish and initially maintain, on behalf of  the Certificateholders  and  the  Certificate  Insurer,  the  Certificate
Account.   The  Master Servicer  shall deposit  into the  Certificate Account daily, within two Business Days  of receipt thereof, in immediately available funds, the following payments  and collections received or made by  it on and after the Cut-Off  Date (to the extent  not applied in computing  the Cut-off
Date Principal Balance thereof):

                    (i)  all payments  on  account  of  principal,  including
          Principal Prepayments, on the Mortgage Loans;

                   (ii) (a) all payments on account of interest on the Mortgage Loans net of the related Servicing Fee permitted under
          Section 3.15, other than interest accruing on the Mortgage Loans prior to the Cut-off Date, and (b) the Initial Certificate Account
          Deposit;

                  (iii) all Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

                   (iv)    all  payments in  respect  of  Prepayment Interest
          Shortfalls made by the Master Servicer pursuant to Section 4.02;

                    (v)  any  amount required to  be deposited by  the Master
          Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments;

                   (vi)  any amounts required  to be deposited by  the Master
          Servicer pursuant to Section 3.10 hereof;

                  (vii)  the Purchase  Price and any  Substitution Adjustment
          Amount;

                 (viii)  all Advances made by the Master Servicer pursuant to
          Section 4.01; and

                   (ix)    any   other  amounts  required  to   be  deposited
          hereunder.

          The  foregoing requirements for  remittance by the  Master Servicer into  the Certificate  Account shall  be exclusive,  it being  understood and agreed that,  without limiting the  generality of the foregoing,  payments in the nature of prepayment penalties,  late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer.  In the event that the Master Servicer  shall remit any amount  not required to be  remitted and not otherwise subject  to withdrawal pursuant to Section 3.08  hereof, it may at  any  time withdraw  or  direct  the Trustee,  or  such  other institution maintaining  the  Certificate  Account,  to  withdraw  such  amount  from the
Certificate  Account, any provision  herein to the  contrary notwithstanding.
Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee, or such other institution maintaining the Certificate
Account, that  describes the  amounts deposited in  error in  the Certificate
Account.  The Master Servicer shall maintain adequate records with respect to
all withdrawals made  pursuant to this Section.   All funds deposited  in the
Certificate Account shall be held in trust for the Certificateholders and the
Certificate Insurer until withdrawn in accordance  with Section 3.08.  In  no event shall the Trustee incur  liability for withdrawals from the Certificate
Account at the direction of the Master Servicer.

          (c) The Trustee shall establish and maintain, on behalf of the Certificateholders and the Certificate Insurer, the Distribution Account.
The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

               (i) the aggregate amount withdrawn by the Trustee pursuant to the second paragraph of Section 3.08(a);

              (ii)    any amount  required  to  be  deposited by  the  Master
          Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments; and

            (iii)  any Insured Payment made by the Certificate Insurer.

          The  foregoing requirements for  remittance by the  Master Servicer and deposit by the Trustee into the Distribution  Account shall be exclusive.
In the event that  the Master Servicer shall remit any amount not required to be  remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof,  it may at any  time direct the Trustee to  withdraw such amount from
the   Distribution  Account,   any   provision   herein   to   the   contrary
notwithstanding.  Such direction may  be accomplished by delivering a written notice to the  Trustee that describes the  amounts deposited in error  in the
Distribution Account.  All funds  deposited in the Distribution Account shall be  held  by  the  Trustee  in  trust  for  the  Certificateholders  and  the
Certificate Insurer  until disbursed  in  accordance with  this Agreement  or withdrawn in  accordance with Section  3.08.  In  no event shall  the Trustee incur  liability  for  withdrawals  from  the  Distribution  Account  at  the direction of the Master Servicer.

          (d)  (Reserved.)

          (e)  Each institution that maintains the Certificate Account or the
Distribution Account shall invest the funds in each such account, as directed by  the Master  Servicer, in  Permitted Investments,  which shall  mature not later than  (i) in  the case  of the  Certificate Account,  the Business  Day preceding  the  related Distribution  Date  (except  that if  such  Permitted
Investment  is  an  obligation   of  the  institution  that   maintains  such
Certificate Account,  then such Permitted  Investment shall mature  not later than  such  Distribution Date)  and  (ii) in  the  case  of the  Distribution
Account,  the Business Day immediately  preceding the first Distribution Date that follows  the date  of such  investment (except  that  if such  Permitted
Investment  is  an  obligation  of   the  institution  that  maintains   such
Distribution Account,  then such Permitted Investment shall  mature not later than such Distribution Date) and, in each case, shall not be sold or disposed
of  prior to its maturity.   All such Permitted Investments  shall be made in
the name of  the Trustee, for the  benefit of the Certificateholders  and the
Certificate Insurer.  All income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer  as servicing
compensation and shall  be remitted to  it monthly as  provided herein.   The
amount of any losses incurred in the Certificate Account or  the Distribution
Account in  respect of any such investments shall  be deposited by the Master
Servicer,  or the  Trustee upon  receipt  from the  Master  Servicer, in  the
Certificate Account  or the Distribution  Account, as applicable, out  of the
Master Servicer's own funds  immediately as realized.  The Trustee  shall not be liable for the amount of any loss incurred in respect of any investment or lack  of  investment  of  funds  held  in  the  Certificate  Account  or  the
Distribution Account and made in accordance with this Section 3.05.

          (f) The Trustee shall give at least 30 days advance notice to the Master Servicer, the Seller, the Certificate Insurer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate
Account or the Distribution Account prior to any change thereof.

          SECTION 3.06.  Collection of Taxes, Assessments and Similar Items;
                         ---------------------------------------------------
Escrow Accounts.
---------------

          To the extent required  by the related Mortgage  Note,  the  Master
Servicer shall establish and maintain one or more accounts (each, an "Escrow
                                                                      ------
Account") and deposit and retain therein all collections from the Mortgagors
-------
(or advances by the Master Servicer)  for the payment of taxes,  assessments, hazard  insurance  premiums  or  comparable  items for  the  account  of  the
Mortgagors.  Nothing  herein shall require  the Master  Servicer to compel  a
Mortgagor to establish an Escrow Account in violation of applicable law.

          Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.10 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

          SECTION 3.07.  Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding the Mortgage Loans.
----------------------------

          The Master Servicer shall afford the Depositor, the Trustee and the
Certificate  Insurer   reasonable  access to  all  records and  documentation
regarding the Mortgage  Loans and all accounts, insurance  policies and other matters  relating to  this  Agreement,  such  access being  afforded  without charge, but  only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

          Upon reasonable advance notice in writing if required by federal regulation, the Master Servicer will provide to each Certificateholder that is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage
Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided, that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer in providing such reports and access.

          SECTION 3.08.  Permitted Withdrawals from the Certificate Account
                         --------------------------------------------------
and Distribution Account.
------------------------

          (a) The Master Servicer (or the Depositor or the Seller, as applicable, in the case of clauses (vi) and (vii) below) may from time to time, direct the Trustee to make withdrawals from the Certificate Account, and such institution shall make such withdrawals therefrom, for the following purposes:

                    (i) to pay to the Master Servicer (to the extent not previously paid to or withheld by the Master Servicer), as servicing compensation in accordance with Section 3.15, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 3.15;

                   (ii)  to reimburse  the Master Servicer  for Advances made
          by  it  with   respect  to  the  Mortgage  Loans,   such  right  of
          reimbursement  pursuant to  this subclause  (ii)  being limited  to amounts  received  on particular  Mortgage Loan(s)  (including, for this purpose,  Liquidation Proceeds) that represent late recoveries of  payments  of  principal  and/or  interest  on  such  particular
          Mortgage Loan(s) in respect of which any such Advance was made;

                  (iii)  to   reimburse   the   Master   Servicer   for   any
          Nonrecoverable Advance previously made;

                   (iv)  to  reimburse  the  Master Servicer  from  Insurance
          Proceeds  for Insured  Expenses covered  by  the related  Insurance
          Policy;

                    (v) to pay the Master Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed Servicing Advances, the Master Servicer's right to reimbursement of Servicing Advances pursuant to this subclause (v) with respect to any Mortgage Loan being limited to amounts received on particular Mortgage Loan(s)
          (including, for this purpose, Liquidation Proceeds and purchase and repurchase proceeds) that represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or
          Section 3.06;

                   (vi)  to pay  to the Seller,  the Depositor or  the Master
          Servicer, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.12, all amounts received thereon and not taken into account in determining the related
          Stated Principal Balance of such repurchased Mortgage Loan;

                  (vii) to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred by any of them in connection with the Mortgage Loans or Certificates and reimbursable pursuant to
          Section 6.03 hereof provided, however, that such amount shall only be withdrawn following the withdrawal from the Certificate Account for deposit into the Distribution Account pursuant to the following paragraph;

                (viii) to withdraw pursuant to Section 3.05 any amount deposited in the Certificate Account and not required to be deposited therein; and

                  (ix) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          In addition, no  later than 1:00 p.m. Pacific Time  on the Servicer
Advance Date, the Trustee shall withdraw from the Certificate Account the amount of Available Funds, to the extent on deposit, and the Trustee shall deposit such amount in the Distribution Account.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to subclauses (i), (ii),
(iv), (v) and (vi) above.

          (b)  The Trustee shall withdraw funds from the Distribution Account for distribution to the Certificate Insurer and the Certificateholders in the
manner specified  in this  Agreement  (and to  withhold from  the amounts  so withdrawn, the amount of any taxes  that it is authorized to retain  pursuant
to the last paragraph  of Section 8.11).   In addition, the Trustee  may from
time to time make withdrawals from the Distribution Account for the following purposes:

               (i) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

              (ii) to withdraw pursuant to Section 3.05 any amount deposited in the Distribution Account and not required to be deposited therein; and

             (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

          SECTION 3.09.  (Reserved.)

          SECTION 3.10.  Maintenance of Hazard Insurance.
                         -------------------------------

          The  Master  Servicer  shall  cause  to  be  maintained,  for  each
Mortgage Loan, hazard insurance  with extended coverage in an  amount that is at  least equal  to the  lesser of  (i)  the maximum  insurable value  of the improvements securing  such Mortgage  Loan and  (ii) the  greater of  (a) the outstanding  principal balance  of  the  Mortgage Loan  (and  any first  lien
Mortgage Loan, in the case of a second lien Mortgage  Loan) and (b) an amount such  that the  proceeds of such  policy shall  be sufficient to  prevent the
related Mortgagor  and/or mortgagee  from becoming a  co-insurer.   Each such
policy of  standard hazard insurance  shall contain, or have  an accompanying endorsement that contains, a standard  mortgagee clause.  The Master Servicer shall also cause flood insurance  to be maintained on property acquired  upon foreclosure or  deed in  lieu of  foreclosure of  any Mortgage  Loan, to  the
extent  described  below.   Pursuant  to  Section  3.05 hereof,  any  amounts
collected  by the  Master Servicer  under any  such policies (other  than the amounts to be applied  to the restoration or repair of  the related Mortgaged
Property or property  thus acquired or amounts  released to the Mortgagor  in accordance with the Master Servicer's  normal servicing procedures) shall  be
deposited in  the  Certificate Account.    Any cost  incurred  by the  Master
Servicer in  maintaining any  such insurance  shall not, for  the purpose  of calculating monthly distributions to the Certificateholders or remittances to the Trustee  for their  benefit, be  added to  the principal  balance of  the
Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit.
Such costs  shall be recoverable by the Master  Servicer out of late payments by the  related  Mortgagor  or out  of  Liquidation Proceeds  to  the  extent
permitted by  Section  3.08 hereof.   It  is understood  and  agreed that  no
earthquake or other  additional insurance is to be required  of any Mortgagor or  maintained  on property  acquired  in respect  of a  Mortgage  other than pursuant to such applicable laws and  regulations as shall at any time  be in
force  and as  shall require  such  additional insurance.   If  the Mortgaged
Property is  located at  the time of  origination of the  Mortgage Loan  in a federally designated special flood hazard area and such area is participating in  the national  flood insurance  program, the  Master Servicer  shall cause
flood insurance to  be maintained with respect  to such Mortgage Loan.   Such
flood insurance shall be in an amount equal to the lesser of (i) the original principal balance of the  related Mortgage Loan (and any  first lien Mortgage
Loan, in the case of  a second lien Mortgage Loan, (ii) the replacement value of the improvements  that are part of  such Mortgaged Property, or  (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

          In the event that the  Master Servicer shall obtain and  maintain a blanket  policy insuring against hazard losses on  all of the Mortgage Loans, it shall  conclusively be  deemed to  have satisfied  its obligations  as set forth  in the first  sentence of this  Section 3.10, it  being understood and
agreed  that   such  policy  may   contain  a  deductible  clause   on  terms
substantially  equivalent to those  commercially available and  maintained by
comparable  servicers.   If such  policy  contains a  deductible clause,  the
Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy  complying with the first sentence of this Section 3.10,  and there shall have been a loss  that would have been covered  by such policy,  deposit in the  Certificate Account the  amount not otherwise payable under the blanket policy because of such deductible clause.
In  connection with  its  activities  as administrator  and  servicer of  the
Mortgage Loans, the  Master Servicer agrees to present, on  behalf of itself, the Depositor and the Trustee  for the benefit of the Certificateholders  and the Certificate Insurer, claims under any such blanket policy.

          SECTION 3.11.  Enforcement of Due-On-Sale Clauses; Assumption
                         ----------------------------------------------
Agreements.
----------

          (a)  Except as otherwise  provided in this  Section  3.11(a),  when any property subject to a Mortgage has been or is about to be conveyed by the
Mortgagor, the  Master Servicer shall to the extent  that it has knowledge of such  conveyance, enforce  any due-on-sale clause  contained in  any Mortgage
Note  or  Mortgage,  to  the   extent  permitted  under  applicable  law  and
governmental regulations, but  only to the extent that  such enforcement will not  adversely  affect or  jeopardize coverage  under any  Required Insurance
Policy.  Notwithstanding  the foregoing, the Master Servicer  is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the  related Mortgaged  Property  has been  conveyed  or  is proposed  to  be conveyed satisfies  the terms and  conditions contained in the  Mortgage Note and Mortgage  related thereto  and the  consent of the  mortgagee under  such
Mortgage Note or Mortgage  is not otherwise so  required under such  Mortgage
Note  or Mortgage as  a condition to  such transfer.   In the  event that the
Master  Servicer is  prohibited by  law from  enforcing any  such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected,  or if nonenforcement is otherwise  permitted hereunder, the Master
Servicer is authorized, subject to Section 3.11(b), to take or enter  into an assumption and  modification agreement from or  with the person to  whom such property has been or  is about to be conveyed, pursuant to  which such person becomes liable under  the Mortgage Note and, unless  prohibited by applicable state law, the  Mortgagor remains liable thereon, provided  that the Mortgage
Loan shall continue to be covered  (if so covered before the Master  Servicer
enters such  agreement) by the  applicable Required Insurance Policies.   The
Master  Servicer, subject  to Section  3.11(b), is  also authorized  with the prior approval of the insurers under any Required Insurance Policies to enter into  a substitution  of liability  agreement with  such Person,  pursuant to which  the original Mortgagor is  released from liability  and such Person is substituted  as  Mortgagor  and  becomes  liable  under  the  Mortgage  Note.
Notwithstanding the foregoing, the Master Servicer  shall not be deemed to be in default under this Section 3.11(a) by reason of any transfer or assumption that the  Master Servicer reasonably  believes it is  restricted by  law from preventing.

          (b)  Subject  to  the   Master  Servicer's  duty  to   enforce  any
due-on-sale clause to the extent set forth in Section 3.11(a) hereof,  in any case  in  which a  Mortgaged Property  has  been conveyed  to  a Person  by a
Mortgagor,  and  such Person  is  to enter  into  an assumption  agreement or modification agreement  or supplement to  the Mortgage Note or  Mortgage that requires the signature of the Trustee, or  if an instrument of release signed by the  Trustee is  required releasing  the Mortgagor  from liability  on the
Mortgage Loan,  the Master Servicer shall prepare and  deliver or cause to be prepared and  delivered to the  Trustee for  signature and  shall direct,  in writing, the Trustee  to execute the assumption agreement  with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to  the Mortgage Note or  Mortgage or other instruments  as are reasonable or  necessary  to carry  out the  terms of  the  Mortgage Note  or
Mortgage  or  otherwise   to  comply  with  any  applicable   laws  regarding
assumptions or the  transfer of the  Mortgaged Property to  such Person.   In
connection  with any such assumption,  no material term  of the Mortgage Note
(including,  but  not  limited  to,  the Mortgage  Rate,  the  amount  of the
Scheduled Payment, the Maximum Rate, the  Minimum Rate, the Gross Margin, the
Periodic  Rate  Cap, the  Adjustment Date  and any  other term  affecting the
amount  or timing  of  payment on  the Mortgage  Loan)  may be  changed.   In
addition,  the  substitute  Mortgagor  and  the Mortgaged  Property  must  be acceptable  to  the  Master  Servicer  in  accordance  with its  underwriting standards as then  in effect.  The  Master Servicer shall notify  the Trustee that  any such  substitution or  assumption agreement  has been  completed by forwarding to  the Trustee  the original of  such substitution  or assumption agreement,  which in the case  of the original shall be  added to the related
Mortgage File  and shall,  for all  purposes, be  considered a  part of  such
Mortgage File  to the  same extent  as all  other  documents and  instruments constituting a part  thereof.  Any fee  collected by the Master  Servicer for entering into  an assumption or  substitution of liability agreement  will be retained by the Master Servicer as additional servicing compensation.

          SECTION 3.12.  Realization Upon Defaulted Mortgage Loans;
                         ------------------------------------------
Determination of Excess Proceeds and Realized
---------------------------------------------
Losses; Repurchase of Certain Mortgage Loans.
--------------------------------------------

          (a)  The  Master Servicer shall use reasonable efforts to foreclose upon or  otherwise comparably  convert the ownership  of properties  securing such of  the Mortgage Loans  as come into and  continue in default  and as to which no satisfactory  arrangements can be made for  collection of delinquent
payments.   In  connection with  such  foreclosure or  other conversion,  the
Master  Servicer shall follow such practices and  procedures as it shall deem necessary or  advisable  and as  shall be  normal and  usual  in its  general mortgage servicing activities  and the requirements of the  insurer under any
Required Insurance Policy; provided, however, that the Master Servicer shall
                           --------  -------
not be required to expend its own funds in connection with any foreclosure or towards the  restoration of any property  unless it shall determine  (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses  and (ii)
that such  expenses will  be recoverable to  it through  Liquidation Proceeds
(respecting which it shall have priority for purposes of withdrawals from the
Certificate Account pursuant to  Section 3.08 hereof).   With respect to  any
Delinquency Test Loan, the Master Servicer shall not commence any foreclosure proceeding or accept  any deed in lieu of foreclosure unless it first obtains an Opinion  of Counsel to  the effect that  any property that the  Trust Fund could acquire  in respect  of such  Delinquency  Test Loan  from such  action either  (i) would  qualify as  "foreclosure property"  within the  meaning of
Section 860G(a)(8) of the  Code or (ii) would not cause the  Trust Fund to be disqualified as  a REMIC.  If  the Master Servicer  is unable to  obtain such
Opinion of Counsel, the Master Servicer  shall so notify the Seller, and  the
Seller shall repurchase such  Delinquency Test Loan  from the Trustee on  the
Distribution Date in  the month  following the  month of such  notice for  an amount equal to the Purchase Price.  The Master Servicer shall be responsible for all  other costs  and expenses incurred  by it  in any  such proceedings;
provided, however, that it shall be entitled to reimbursement thereof
--------  -------
from  the proceeds  of  liquidation  of the  related  Mortgaged Property,  as contemplated in Section  3.08 hereof.  If  the Master Servicer  has knowledge that a Mortgaged Property that the Master Servicer is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site  with environmental or hazardous waste risks  known to the
Master Servicer, the  Master Servicer will, prior to  acquiring the Mortgaged
Property,  consider such  risks and only  take action in  accordance with its established environmental  review  procedures; provided,  however,  that  the
Master Servicer shall not commence  foreclosure proceedings or accept a deed-
in-lieu  of foreclosure  for such  Mortgaged  Property without  obtaining the prior consent of the  Certificate Insurer.  The Master Servicer  shall not be liable to the Trust Fund, the Trustee, the Certificate Insurer, the Depositor
or any Certificateholder under this Section 3.12 for any losses to  the Trust
Fund or such Persons to the extent that the Master Servicer acts, or refrains from acting, at the direction of the Certificate Insurer.

          With respect to  any REO Property, the deed  or certificate of sale shall  be  taken  in  the  name  of  the  Trustee  for  the  benefit  of  the
Certificateholders and the Certificate Insurer,  or its nominee, on behalf of the Certificateholders and the Certificate Insurer.  The Trustee's name shall be placed on the title to  such REO Property solely as the  Trustee hereunder
and not in  its individual capacity.   The Master Servicer shall  ensure that
the  title to such REO  Property references this  Agreement and the Trustee's
capacity thereunder.   Pursuant to its efforts to sell such REO Property, the
Master  Servicer shall  either itself  or through  an agent  selected by  the
Master Servicer protect and conserve such REO Property in the same manner and to such  extent as is  customary in the  locality where such  REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or  any part thereof, as the Master
Servicer deems  to be in  the best  interest of the  Master Servicer  and the
Certificateholders and  the Certificate Insurer  for the period prior  to the sale of such REO Property.  The Master Servicer shall prepare for and deliver to the Trustee and the Certificate  Insurer a statement with respect to  each
REO  Property  that has  been  rented  showing  the aggregate  rental  income received  and all  expenses incurred  in connection  with the  management and maintenance of such REO Property at such  times as is necessary to enable the
Trustee to  comply with the  reporting requirements of the  REMIC Provisions.
The  net  monthly rental  income, if  any,  from such  REO Property  shall be deposited in the Certificate Account no  later than the close of business  on each Determination Date.  The Master Servicer shall perform the tax reporting and withholding  related to  foreclosures, abandonments  and cancellation  of indebtedness income  as specified by  Sections 1445,  6050J and 6050P  of the
Code by  preparing and  filing such tax  and information  returns, as  may be required.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a  default or imminent default on a
Mortgage Loan, the  Master Servicer shall dispose of  such Mortgaged Property prior to two years after its acquisition by the Trust Fund or, at the expense of  the Trust Fund, request more than 60  days prior to the day on which such two-year period  would otherwise expire,  an extension of the  two-year grace period unless the Trustee shall have been supplied with an Opinion of Counsel
(such Opinion  not to be an  expense of the  Trustee) to the effect  that the holding by the  Trust Fund of such Mortgaged Property subsequent to such two-
year  period  will not  result  in the  imposition  of  taxes on  "prohibited transactions" of the Trust  Fund as defined  in section 860F  of the Code  or cause  the Trust  Fund to fail  to qualify  as a REMIC  at any  time that any
Certificates are  outstanding, in which case  the Trust Fund may  continue to hold such  Mortgaged Property  (subject to any  conditions contained  in such
Opinion of Counsel).  Notwithstanding  any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented  (or allowed to continue to be  rented) or otherwise used for the  production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause  such Mortgaged Property  to fail to qualify  as "foreclosure
property"  within  the   meaning  of  section  860G(a)(8)  of   the  Code  or
(ii) subject the Trust  Fund to the imposition of any federal, state or local income  taxes on the income earned from such Mortgaged Property under section
860G(c) of the  Code or otherwise, unless  the Master Servicer has  agreed to indemnify and hold  harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision  of the  Master Servicer to  foreclose on  a defaulted
Mortgage Loan shall be subject to a determination by the Master Servicer that the  proceeds of  such foreclosure  would exceed  the costs  and  expenses of
bringing such  a proceeding.   The income earned  from the management  of any
Mortgaged  Properties   acquired  through  foreclosure   or  other   judicial
proceeding, net of reimbursement to the Master Servicer for expenses incurred
(including any  property or other  taxes) in connection with  such management and net of unreimbursed Servicing  Fees, Advances, Servicing Advances and any
management fee paid  or to  be paid with  respect to  the management of  such
Mortgaged Property, shall  be applied  to the  payment of  principal of,  and interest on, the related defaulted  Mortgage Loans (with interest accruing as though such Mortgage Loans  were still current) and all such  income shall be deemed,  for all  purposes in this  Agreement, to  be payments on  account of principal  and interest on the related Mortgage  Notes and shall be deposited into the Certificate  Account.  To  the extent the  income received during  a
Prepayment  Period is  in excess  of  the amount  attributable to  amortizing principal and accrued  interest at the  related Mortgage Rate on  the related
Mortgage  Loan, such  excess shall  be considered to  be a  partial Principal
Prepayment for all purposes hereof.

          The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Master Servicer as provided above, shall be deposited in the Certificate Account on the next succeeding Determination
Date  following receipt thereof for  distribution on the related Distribution
Date,  except  that  any Excess  Proceeds  shall  be retained  by  the Master
Servicer as additional servicing compensation.

          The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority:
first,  to  reimburse  the  Master  Servicer  for  any  related  unreimbursed
Servicing Advances and Servicing Fees, pursuant to Section 3.08(a)(v) or this
Section 3.12; second,  to reimburse the Master Servicer  for any unreimbursed
Advances, pursuant to Section 3.08(a)(ii) or this Section 3.12; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan or related REO Property, at the Net Mortgage
Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan.

          (b)  On  each   Determination  Date,  the  Master   Servicer  shall
determine the respective  aggregate amounts of  Excess Proceeds and  Realized
Losses, if any, that occurred in the related Prepayment Period.

          (c)  The Master Servicer,  in its sole  discretion, shall have  the right to  elect (by written  notice sent to  the Trustee and  the Certificate
Insurer)  to purchase for  its own account  from the Trust  Fund any Mortgage
Loan that is  91 days or  more delinquent at  a price equal  to the  Purchase
Price.  The Purchase Price for any Mortgage Loan purchased hereunder shall be delivered to  the Trustee  for  deposit in  the Certificate  Account and  the
Trustee, upon receipt  of such  deposit and  a Request for  Release from  the
Master Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the  purchaser of such  Mortgage Loan, in  each case without  recourse, as shall be  necessary  to vest  in  the purchaser  of  such Mortgage  Loan  any
Mortgage Loan  released pursuant  hereto and the  purchaser of  such Mortgage
Loan  shall succeed to all the Trustee's right,  title and interest in and to
such Mortgage  Loan and  all security  and documents  related thereto.   Such
assignment shall  be  an assignment  outright  and  not for  security.    The
purchaser of  such Mortgage Loan shall thereupon  own such Mortgage Loan, and all security and documents, free of any further obligation to the  Trustee or the Certificateholders with respect thereto.

          SECTION 3.13.  Trustee to Cooperate; Release of Mortgage Files.
                         -----------------------------------------------

          Upon  the payment in full of any  Mortgage Loan, or the  receipt by the Master Servicer of  a notification that payment in full  will be escrowed in a  manner customary for such  purposes, the Master Servicer  will promptly notify the Trustee by delivering  a Request for Release substantially in  the form of Exhibit N.  Upon receipt of such request, the  Trustee shall promptly release the  related Mortgage File  to the Master  Servicer, and the  Trustee
shall at the  Master Servicer's direction execute  and deliver to  the Master
Servicer the  request for  reconveyance, deed of  reconveyance or  release or satisfaction  of  mortgage or  such  instrument  releasing  the lien  of  the
Mortgage in  each case provided  by the  Master Servicer,  together with  the
Mortgage Note  with written  evidence of cancellation  thereon.   No expenses
incurred  in  connection with  any  instrument  of  satisfaction or  deed  of reconveyance shall be chargeable to the Certificate Account, the Distribution
Account or the related  subservicing account.  From time to time and as shall be  appropriate  for the  servicing  or  foreclosure  of any  Mortgage  Loan, including for such  purpose, collection under any policy  of flood insurance, any fidelity  bond or  errors or  omissions policy,  or for  the purposes  of effecting a partial  release of any Mortgaged  Property from the lien  of the
Mortgage or  the  making of  any  corrections to  the  Mortgage Note  or  the
Mortgage or any  of the other  documents included in  the Mortgage File,  the
Trustee shall, upon  delivery to the Trustee of a Request  for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer.  Subject to the further limitations set forth below, the
Master Servicer shall  cause the Mortgage File or documents so released to be returned to  the Trustee  when the need  therefor by  the Master  Servicer no longer  exists, unless  the  Mortgage  Loan is  liquidated  and the  proceeds thereof are  deposited in the Certificate Account,  in which case the Trustee shall deliver the Request for Release to the Master Servicer.

          If the Master Servicer at any  time seeks to initiate a foreclosure proceeding  in  respect of  any  Mortgaged  Property  as authorized  by  this
Agreement, the Master Servicer shall deliver or  cause to be delivered to the
Trustee, for  signature, as  appropriate, any  court pleadings,  requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal  action brought  to obtain  judgment against  the Mortgagor on  the
Mortgage Note  or  the Mortgage  or to  obtain a  deficiency  judgment or  to enforce  any other remedies  or rights provided  by the Mortgage  Note or the
Mortgage or otherwise  available at law  or in equity.   Notwithstanding  the
foregoing, the Master Servicer shall cause possession of any Mortgage File or of  the documents therein that shall have  been released by the Trustee to be returned  to the  Trustee within  21 calendar  days after  possession thereof shall have been released by the Trustee unless (i) the Mortgage Loan has been liquidated and  the Liquidation Proceeds  relating to the Mortgage  Loan have been deposited in the Certificate Account, and the Master Servicer shall have delivered to the  Trustee a Request for  Release in the form of  Exhibit N or
(ii) the  Mortgage File or document shall have  been delivered to an attorney or to  a public  trustee or  other  public official  as required  by law  for purposes of initiating or pursuing legal action or  other proceedings for the foreclosure  of the  Mortgaged Property  and the  Master Servicer  shall have delivered  to the  Trustee an  Officer's Certificate  of a  Servicing Officer
certifying as  to the name  and address of the  Person to which  the Mortgage
File or  the documents therein were delivered and  the purpose or purposes of such delivery.

          SECTION 3.14.  Documents, Records and Funds in Possession of
                         ---------------------------------------------
Master Servicer to be Held for the Trustee.
------------------------------------------


          Notwithstanding  any other provisions of this Agreement, the Master
Servicer  shall transmit  to the  Trustee as  required by this  Agreement all documents  and instruments  in respect  of a  Mortgage Loan  coming into  the possession of  the Master Servicer from time to  time and shall account fully to  the  Trustee  for any  funds  received  by the  Master  Servicer  or that otherwise are  collected by  the Master Servicer  as Liquidation  Proceeds or
Insurance Proceeds  in respect of any Mortgage Loan.   All Mortgage Files and
funds collected or held by, or  under the control of, the Master  Servicer in respect of any  Mortgage Loans, whether from the collection  of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held  by the Master
Servicer for and on  behalf of the Trustee and  shall be and remain the  sole and exclusive property  of the Trustee, subject to  the applicable provisions of this Agreement.  The Master Servicer also agrees that it shall not create, incur or subject  any Mortgage File or  any funds that  are deposited in  the
Certificate  Account or  Distribution Account  or in  any Escrow  Account (as
defined in Section 3.06), or  any funds that otherwise are or may  become due or payable to the Trustee for  the benefit of the Certificateholders and  the
Certificate Insurer, to  any claim, lien, security interest,  judgment, levy, writ  of attachment  or  other  encumbrance, or  assert  by  legal action  or otherwise  any claim or  right of  set off against  any Mortgage File  or any funds collected on, or in connection with, a Mortgage Loan,  except, however, that the Master Servicer shall be entitled to set off against and deduct from any such  funds any amounts that are  properly due and payable  to the Master
Servicer under this Agreement.

          SECTION 3.15.  Servicing Compensation.
                         ----------------------

          As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or direct the Trustee to withdraw from the Certificate Account out of each payment of interest on a Mortgage Loan included in the Trust Fund an amount equal to interest at the applicable
Servicing  Fee Rate on the  Stated Principal Balance  of the related Mortgage
Loan for the period covered by such interest payment.

          Additional  servicing  compensation  in  the  form  of  any  Excess
Proceeds,  prepayment  penalties,  assumption  fees,  late  payment  charges,
Prepayment  Interest  Excess,  and all  income  and gain  net  of  any losses realized from Permitted Investments shall  be retained by the Master Servicer to  the  extent  not required  to  be  deposited in  the  Certificate Account
pursuant to  Section 3.05 or  3.12(a) hereof.   The Master Servicer  shall be
required to pay all expenses incurred by it in connection with  its servicing activities hereunder (including payment of any premiums for hazard insurance, as  required by  Section 3.10 hereof  and maintenance  of the other  forms of insurance coverage required by Section 3.10 hereof) and shall not be entitled to reimbursement therefor  except as specifically  provided in Sections  3.08 and 3.12 hereof.

          SECTION 3.16.  Access to Certain Documentation.
                         -------------------------------

          The Master Servicer  shall provide to the OTS and the  FDIC and  to comparable regulatory authorities supervising Holders of the Certificates and the examiners  and supervisory  agents of the  OTS, the  FDIC and  such other authorities,  access  to  the  documentation  regarding  the  Mortgage  Loans
required  by applicable  regulations of the  OTS and  the FDIC.   Such access
shall be afforded without charge, but  only upon reasonable and prior written request  and  during normal  business  hours  at the  offices  of  the Master
Servicer  designated  by  it.    Nothing  in  this  Section shall  limit  the
obligation of the  Master Servicer to observe any  applicable law prohibiting disclosure of  information regarding  the Mortgagors and  the failure  of the
Master Servicer to provide access as provided in this Section as  a result of such obligation shall not constitute a breach of this Section.

          SECTION 3.17.  Annual Statement as to Compliance.
                         ---------------------------------

          The Master  Servicer shall deliver  to the Depositor, the   Trustee
and the Certificate Insurer on  or before May 31 of each year  commencing May
31, 1998,  an Officer's Certificate  stating, as to the  signer thereof, that
(i) a review  of the activities of  the Master Servicer during  the preceding calendar year  and of  the  performance of  the  Master Servicer  under  this
Agreement has been made under such officer's supervision and (ii) to the best of such  officer's knowledge, based on  such review, the Master  Servicer has fulfilled all its obligations under  this Agreement throughout such year, or, if  there  has been  a default  in  the fulfillment  of any  such obligation, specifying each such  default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each  Servicer has fulfilled all  its obligations under its Servicing  Agreement throughout such year,  or,  if there  has  been  a default  in  the fulfillment  of  any such obligation specifying each such default known to such officer  and the nature and status  thereof.  The Trustee shall forward a copy of each such statement
to each  Rating Agency.   Copies of such statement  shall be provided  by the
Trustee  to  any Certificateholder  upon  request  at  the Master  Servicer's expense, provided such  statement is delivered by the Master  Servicer to the
Trustee.

          SECTION 3.18.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
Statement; Financial Statements.
-------------------------------

          On or  before the later of (i) May  31 of each year, beginning with
May  31, 1998 or  (ii) within 30 days  of the issuance  of the annual audited financial statements beginning with  the audit for the period ending in 1998, the Master Servicer  at its expense shall cause a  nationally recognized firm
(or other firm  acceptable to the Certificate Insurer)  of independent public accountants (who  may also render other services  to the Master Servicer, the
Seller or  any affiliate thereof) that is a  member of the American Institute of  Certified  Public  Accountants  to  furnish  a  report  to  the  Trustee,
Depositor,  the Seller  and the  Certificate Insurer  in compliance  with the
Uniform  Single Attestation  Program for  Mortgage Bankers.   Copies  of such
report shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's  expense, provided such  report is delivered by  the
Master Servicer  to the Trustee.   Upon written request,  the Master Servicer
shall  provide  to  the  Certificateholders  its  publicly  available  annual financial statements (or,  for so long as Countrywide Home Loans, Inc. is the
Master  Servicer hereunder, the  Master Servicer's parent  company's publicly available annual financial  statements), if any,  promptly after they  become available.


                                  ARTICLE IV

                              DISTRIBUTIONS AND
                       ADVANCES BY THE MASTER SERVICER

          SECTION 4.01.  Advances.
                         --------

          Subject to the conditions of  this Article IV, the Master Servicer, as  required below,  shall make an  Advance and  deposit such Advance  in the
Certificate Account.  Each such Advance  shall be remitted to the Certificate
Account no later than  1:00 p.m. Pacific time on the Servicer Advance Date in immediately available funds.  The Master Servicer shall be  obligated to make any  such  Advance only  to  the extent  that  such advance  would  not be  a
Nonrecoverable Advance.  If the Master Servicer shall have determined that it
has made a  Nonrecoverable Advance or  that a proposed   Advance or a  lesser
portion of such Advance would constitute a Nonrecoverable Advance, the Master
Servicer  shall  deliver  (i)  to   the  Trustee  for  the  benefit  of   the
Certificateholders  and  the  Certificate  Insurer  funds  constituting   the
remaining  portion of such Advance, if applicable, and (ii) to the Depositor, each  Rating Agency,  the Trustee  and the  Certificate Insurer  an Officer's
Certificate setting forth the basis for such determination.

          In lieu of making all or a portion of such Advance from its own funds, the Master Servicer may (i) cause to be made an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distributions has been used by the Master Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Certificate Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this
Section 4.01.

          SECTION 4.02.  Reduction of Servicing Compensation in Connection
                         -------------------------------------------------
with Prepayment Interest Shortfalls.
-----------------------------------

          In the event that any Mortgage Loan  is the subject of a Prepayment
Interest Shortfall, the Master Servicer shall, to the extent of one-half of the Servicing Fee for such Distribution Date, deposit into the Certificate
Account, as a reduction of the Servicing Fee (but not in excess of one-half thereof) for such Distribution Date, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Certificateholders or the Certificate
Insurer.

          SECTION 4.03   The Certificate Insurance Policy.
                         --------------------------------

          (a) On each Servicer Advance Date, the Trustee shall determine with respect to the related Distribution Date the Available Funds for such Distribution Date.

          (b) If for any Distribution Date the Trustee determines that an Available Funds Shortfall is likely to occur, the Trustee shall complete a Notice in the form of Exhibit A to the Certificate Insurance Policy and submit such notice to the Certificate Insurer no later than 12:00 noon New
York City time on the second Business Day prior to the Distribution Date as a claim for that portion of an Insured Payment that is equal to such Available
Funds Shortfall.

          (c)  The  Trustee shall deposit  in the Distribution  Account, upon receipt, any  amount paid  under the Certificate  Insurance Policy  and shall distribute such amount only for  purposes of payment to Certificateholders of any Insured Distribution Amount and any unpaid Preference Amounts, for which, in each case, a  claim was made to  the Certificate Insurer, and such  amount may not  be applied  to satisfy  any costs,  expenses or  liabilities of  the
Master Servicer,  the Trustee  or the  Trust Fund.   Amounts  paid under  the
Certificate  Insurance  Policy, to  the  extent  needed  to pay  the  Insured
Distribution Amount and any unpaid  Preference Amounts, shall be disbursed by the Trustee to Certificateholders in accordance  with Section 4.04.  It shall not be necessary for payments made under the  Certificate Insurance Policy to be made  by checks or wire transfers  separate from other amounts distributed pursuant to Section 4.04.  However, the amount of any payment of principal or of interest on  the Certificates to be  paid from funds from  the Certificate
Insurance Policy  shall be noted  as provided in  paragraph (d) below  in the
Certificate Register  and in the statement to be  furnished to Holders of the
Certificates  pursuant to  Section 4.05.   Funds  paid under  the Certificate
Insurance  Policy  shall  not  be  invested.    Any  funds  remaining  in the
Distribution Account on the first  Business Day following a Distribution Date shall  be  returned  to  the  Certificate Insurer  pursuant  to  the  written instructions of the Certificate Insurer by the end of such Business Day.

          (d)  The Trustee shall  keep a complete and accurate  record of the amount  of interest  and principal  paid in respect  of any  Certificate from
moneys received  under  the Certificate  Insurance Policy.   The  Certificate
Insurer shall  have the  right to  inspect such  records at  reasonable times during normal business hours upon two Business  Days' prior written notice to the Trustee.

          (e)  In the event that the Trustee has received a certified copy of an  order of the  appropriate court that  any prior distribution  made on the
Class  A Certificates  that represented  payment of  an  Insured Distribution
Amount (including any  Insured Payment with respect thereto)  has been voided in whole or in part as a preference payment under applicable  bankruptcy law, the  Trustee shall so notify  the Certificate Insurer,  shall comply with the provisions  of the  Certificate Insurance  Policy  to obtain  payment by  the
Certificate Insurer of such voided Insured Payment, and shall, at the time it
provides   notice   to  the   Certificate   Insurer,  notify,   by   mail  to
Certificateholders of  the  affected  Certificates  that, in  the  event  any
Certificateholder's Insured Payment is  so recovered, such  Certificateholder will be entitled to payment  pursuant to the Certificate Insurance  Policy, a copy of which shall  be made available through  the Trustee, the  Certificate
Insurer or  the Certificate Insurer's fiscal  agent, if any, and  the Trustee shall furnish to  the Certificate Insurer  or its fiscal  agent, if any,  its records evidencing  the payments  which  have been  made by  the Trustee  and subsequently  recovered  from  Certificateholders, and  dates  on  which such payments were made.

          (f)  The Trustee shall  promptly notify the Certificate  Insurer of any  proceeding or  the  institution of  any action,  of which  a Responsible
Officer  of the  Trustee has  actual  knowledge, seeking  the avoidance  as a preferential transfer  under applicable bankruptcy,  insolvency, receivership or  similar law (a "Preference Claim") of  any distribution made with respect
to   the  Certificates.     Each   Certificateholder,  by  its   purchase  of
Certificates, the Master Servicer and the Trustee agree that, the Certificate
Insurer (so long  as no Certificate Insurer  Default exists) may at  any time during  the continuation  of any  proceeding relating  to a  Preference Claim direct  all matters  relating to  such  Preference Claim,  including, without limitation, (i) the  direction of any  appeal of  any order relating  to such
Preference  Claim  and   (ii) the  posting  of  any   surety,  supersedes  or
performance bond pending any such appeal.  In addition and without limitation of the foregoing, the  Certificate Insurer shall  be subrogated to, and  each
Certificateholder, the  Master Servicer and  the Trustee hereby  delegate and assign to the Certificate  Insurer, to the fullest  extent permitted by  law, the rights of the Master Servicer,  the Trustee and each Certificateholder in the conduct of any such  Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.  The Trustee shall promptly notify  the Certificate Insurer of  any Event of  Default upon its occurrence.

          (g)  The  Master Servicer  shall  designate  a Certificate  Insurer
Contact Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans.

          (h) The Trustee shall surrender the Certificate Insurance Policy to the Certificate Insurer for cancellation at the time that the Certificate
Insurer is not subject to claim under such Certificate Insurance Policy.

          (i)  The   Trustee  shall  send  to  the  Certificate  Insurer  the
statement prepared  pursuant to  Section 4.05  hereof as  well  as any  other statements,  reports  or  communications  sent  to Holders  of  the  Class  A
Certificates, in each  case at  the same  time such  reports, statements  and communications are otherwise sent.

          (j)  Simultaneously  with   the  execution  and  delivery  of  this
Agreement, the Trustee shall execute and deliver the Insurance Agreement and, for all  purposes of this  Agreement, the performance  by the Trustee  of its obligations  under this  Agreement shall  include  the Trustee's  obligations under the Insurance Agreement.


          SECTION 4.04.  Distributions.
                         -------------
          (a)   On each Distribution  Date, the Trustee  shall   withdraw the
Available Funds, together with  any amount representing Insured  Payments, to the  extent  on  deposit,  from  the  Distribution  Account  and  shall  make distributions to Holders of  the Certificates as of the preceding Record Date in the following order of priority and from the indicated source of funds, in each case to the extent of the amounts on deposit in the Distribution Account
(provided that any Insured Payments only be applied to pay the Holders of the
applicable  Class  A  Certificate  in   accordance  with  the  terms  of  the
Certificate Insurance  Policy as described  below) in the following  order of priority:

     A. With  respect to the  Group 1 Certificates,  the Available  Funds and
Insured Payment relating to such Certificate Group in the following order of priority:

                 (i) to the Certificate Insurer, Certificate Group 1's share of the Premium Amount (except during the continuation of a payment default under the Certificate Insurance Policy);

                (ii) to the Class A-1 Certificateholders, an amount equal to the Interest Distribution Amount for the Class A-1 Certificates;

               (iii) to the Class A-1 Certificateholders, an amount equal to the related Group Principal Distribution Amount (excluding any
          Subordination Increase Amounts included therein); and

                (iv)  to  the  Certificate  Insurer,   the  portion  of   the
          Reimbursement Amount relating to Certificate Group 1.

          B. With respect to the Group 2 Certificates, the Available Funds and Insured Payment relating to such Certificate Group in the following order of priority:

                 (i) to the Certificate Insurer, Certificate Group 2's share of the Premium Amount (except during the continuation of a payment default under the Certificate Insurance Policy);

                (ii) to the Holders of the Group 2 Certificates, pro rata without any priority among such Certificates, an amount equal to the respective Interest Distribution Amounts for the Classes of Group 2 Certificates;

               (iii)  sequentially,  to   the  Holders   of  the   Class  A-2
          Certificates,   the  Class   A-3   Certificates,  the   Class   A-4
          Certificates  and the  Class  A-5 Certificates  in  that order,  an amount equal  to the  related  Group Principal Distribution  Amount
          (excluding  any  Subordination Increase  Amount  included therein), until the respective Class  Certificate Principal Balances  thereof are reduced to zero; and

                (iv)  to   the  Certificate  Insurer,   the  portion  of  the
          Reimbursement Amount relating to Certificate Group 2.

          C.  On  any Distribution Date,  to the  extent Available Funds  and
Insured  Payments  for   a  Certificate  Group   are  insufficient  to   make
distributions specified above  pursuant to (i) - (iv)  of either paragraph A.
or  B., respectively,  the Available  Funds for  the other  Certificate Group remaining after making the  distributions required to be made pursuant to (i)
- (iv) of  the applicable paragraph for such Certificate Group, if any, shall be  distributed to the  extent of such  insufficiency in  accordance with the priorities for distribution set forth in the subclauses above with respect to the Certificate Group experiencing such insufficiency.

          D. On any Distribution Date, to the extent that there are Available Funds for a Certificate Group remaining after making distributions required to be made pursuant to (i) - (iv) of the applicable paragraph A. or
B. for such Certificate Group and pursuant to paragraph C. above, such amount shall be applied to:

               (i)   the   Class  Certificate   Principal   Balance   of  the
          Certificates  in such  Certificate  Group  until  the  Subordinated
          Amount for  such  Certificate Group  on such  Distribution Date  is equal  to the  Required Subordinated  Amount  for such  Certificate
          Group on such Distribution Date; and

               (ii) the other Certificate Group to the extent necessary to provide that the Subordinated Amount for the other Certificate
          Group  on  such  Distribution  Date  equals  the  related  Required
          Subordinated Amount  for  such Certificate  Group and  Distribution
          Date. Any distribution to the Group 2 Certificates pursuant to this paragraph D will be made as provided in paragraph B. (iii) above.

          E.   To the Class  A-1 Certificateholders, the aggregate  Class A-1
Basis Risk Carryover Amount.

          F.   To  the Holders  of the  Residual Certificates,  any remaining
Available Funds.


          All  distributions with respect  to each  Class of  Certificates on each Distribution Date shall be made pro rata among the Certificates of such
                                     --- ----
Class, based on the Percentage Interest represented by each Certificate.

          (b)     Subject  to  Section  9.02   hereof  respecting  the  final
distribution,  on each Distribution Date the Trustee shall make distributions to each  Certificateholder of record on  the preceding Record Date  either by wire transfer in immediately available funds to the account of such holder at a bank  or other entity  having appropriate facilities therefor,  if (i) such
Holder  has so  notified the Trustee  at least  5 Business Days  prior to the related Record  Date and (ii) such Holder shall hold (x) Regular Certificates with aggregate  principal denominations  of not less  than $5,000,000  or (y)
Class A Certificates evidencing a Percentage Interest aggregating 10% or more with  respect to such Class, or, if not,  by check mailed by first class mail to  such Certificateholder  at the address  of such  holder appearing  in the
Certificate Register.   Notwithstanding the foregoing, but subject to Section
9.02 hereof respecting the final  distribution, distributions with respect to
Certificates  registered in the  name of a  Depository shall be  made to such
Depository in immediately available funds.

          On  or before  5:00 p.m.  Pacific  Time on  the fifth  Business Day following  each Determination  Date (but  in no  event  later than  5:00 p.m.
Pacific Time on the third Business Day before the related Distribution Date), the Master  Servicer shall deliver a report  to the Trustee in the  form of a computer readable  magnetic  tape (or  by  such  other means  as  the  Master
Servicer and the  Trustee may agree from  time to time) containing  such data and information as  agreed to by the Master Servicer and  the Trustee such as to permit the Trustee to  prepare the Monthly Statement to Certificateholders and make  the required distributions  for the related Distribution  Date (the
"Remittance Report").  The Trustee shall, not later than 9:00 a.m. Pacific
 -----------------
Time  on the  Servicer Advance  Date,  other than  any Servicer  Advance Date relating  to any  Distribution Date  on which  the  proceeds of  any Optional
Termination are being distributed, (i) furnish by telecopy a statement to the
Master Servicer  (the information in such  statement to be made  available to
Certificateholders by  the Trustee  on request) setting  forth the  Available
Funds for such  Distribution Date  and the  amount to be  withdrawn from  the
Certificate Account  and (ii)  determine (and notify  the Master  Servicer by telecopy of  the results of such determination) the  amount of Advances to be made by  the Master  Servicer in  respect of  the related  Distribution Date;
provided, however, that no Advance shall be made if it would be a
--------  -------
Nonrecoverable Advance; provided, further, that any failure by the Trustee to notify the  Master Servicer  will not  relieve the Master  Servicer from  any obligation to  make any such Advances.  The  Trustee shall not be responsible to recompute, recalculate or verify information  provided to it by the Master
Servicer  and shall  be permitted  to  conclusively rely  on any  information provided to it by the Master Servicer.


          SECTION 4.05.  Monthly Statements to Certificate-
                         ----------------------------------
                         holders.
                         -------

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Holder of a Class of Certificates of the Trust Fund, the Master Servicer, the Depositor and the Certificate Insurer a statement setting forth for the Certificates in such Certificate Group:

                 (i)  the  amount of the  related distribution to  Holders of
          the  Class  A  Certificates  allocable  to   principal,  separately
          identifying (A) the  aggregate amount of any  Principal Prepayments included therein, (B)  the aggregate of  all scheduled payments  of principal  included  therein  and (C)  the  aggregate  Subordinated
          Increase Amount;

                (ii)  the amount of such distribution to Holders of the Class
          A Certificates allocable to interest;

               (iii) the amount of any Insured Payment included in the amounts distributed to the Class A Certificateholders on such Distribution Date;

                (iv)  the Class A Carry-Forward Amount;

                 (v)  the  Certificate  Principal  Balance  of  the  Class  A
          Certificates after giving effect to the distribution of principal on such Distribution Date;

                (vi)  the  Pool  Stated Principal  Balance for  the following
          Distribution Date;

               (vii)  the Required  Subordinated Amount and  the Subordinated
          Amount as of such Distribution Date;

              (viii) the related amount of the Servicing Fees paid to or retained by the Master Servicer;

                (ix) the Pass-Through Rate for the Class A Certificates with respect to the current Due Period;

                 (x) the amount of Advances included in the distribution on such Distribution Date;

                (xi)  the cumulative amount of Realized Losses to date;

               (xii)  the number and aggregate principal  amounts of Mortgage
          Loans (A) delinquent  (exclusive of Mortgage Loans  in foreclosure)
          (1) 30 days,  (2) 31 to  60 days, (3) 61 to  90 days and (4)  91 or more days, and  (B) in foreclosure and delinquent (1)  30 days, (2)
          31 to 60 days, (3) 61 to 90 days and (4) 91 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

              (xiii)  with respect to  any Mortgage Loan  that became an  REO
          Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

               (xiv)  the  total  number  and principal  balance  of  any REO
          Properties as of the close of business on the Determination Date preceding such Distribution Date;

                (xv)  the   aggregate  Stated   Principal   Balance  of   all
          Liquidated Loans and the aggregate  of all Realized Losses relating thereto;

               (xvi) with respect to any Liquidated Loan, the loan number, Stated Principal Balance and Realized Losses relating thereto;

              (xvii) the amount of any Subordination Deficit after giving effect to the distribution of principal on such Distribution Date;
          and

             (xviii)   with  respect to  Certificate Group  1, the  Class A-1
          Basis  Risk Carry  forward Amount  paid to  the Class  A-1 and  the amount remaining.

          (b)     The  Trustee's  responsibility  for  disbursing  the  above information  to  the  Certificateholders  is  limited  to  the  availability, timeliness and accuracy of the  information derived from the Master Servicer.
The Trustee  will send a  copy of each   statement provided pursuant  to this
Section 4.05 to each Rating Agency.

          (c)   Within a  reasonable period  of time  after the  end of  each calendar year, the Trustee  shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder and the Certificate
Insurer, a statement containing the  information set forth in clauses (a)(i),
(a)(ii)  and (a)(vii) of this Section  4.05 aggregated for such calendar year
or   applicable   portion   thereof   during   which   such   Person   was  a
Certificateholder.   Such obligation of the  Trustee shall be  deemed to have
been satisfied to the extent  that substantially comparable information shall be provided by  the Trustee pursuant to any requirements of  the Code as from time to time in effect.

          (d) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates and the Certificate
Insurer the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by the Certificate
Insurer or any Holder of Class R Certificates with respect to the following matters:

               (i) The original projected principal and interest cash flows on the Closing Date on each class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment
     Assumption;


               (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

               (iii) The Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

               (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

               (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

               (vi) The amount and timing of any non-interest expenses of the REMIC; and

               (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

     The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 8.11.


          SECTION 4.06   Effect of Payments by the Certificate Insurer;
                         ----------------------------------------------
Subrogation.
-----------

          Anything herein to  the contrary notwithstanding, any  payment with respect to principal  of or interest on  the Certificates which is  made with moneys received  pursuant to  the terms of  the Certificate  Insurance Policy shall not be considered payment of the Certificates from the Trust Fund.  The
Depositor, the Master  Servicer and the Trustee acknowledge,  and each Holder by its acceptance  of a  Certificate agrees,  that without the  need for  any further action  on the part  of the Certificate  Insurer, the Depositor,  the
Master Servicer, the  Trustee or the Certificate Registrar  (a) to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal  of  or  interest  on  the  Certificates to  the  Holders  of  such
Certificates, the Certificate  Insurer will be fully subrogated  to, and each
Certificateholder  and  the  Trustee  hereby  delegate  and  assign  to   the
Certificate Insurer,  to the fullest extent  permitted by law,  the rights of such Holders  to receive  such principal  and interest  from the Trust  Fund, including, without limitation, any  amounts due to the  Certificateholders in respect of securities law violations arising  from the offer and sale of  the
Certificates, and (b) the Certificate Insurer  shall be paid such amounts but only from  the sources and in  the manner provided herein for  the payment of
such amounts.   The Trustee  and the Master  Servicer shall cooperate  in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate  Insurer's rights or interests under this
Agreement  without limiting  the rights  or  affecting the  interests of  the
Holders as otherwise set forth herein.


                                  ARTICLE V

                               THE CERTIFICATES


          SECTION 5.01.  The Certificates.
                         ----------------

          The Certificates  shall  be substantially  in the  forms   attached
hereto as exhibits.  The Class A Certificates shall be issuable in registered form,  in the  minimum  dollar denominations,  integral  dollar multiples  in excess thereof (except that  one Certificate in such Class may be issued in a different amount which  must be  in excess of  the applicable minimum  dollar denomination)  and  aggregate  dollar  denominations  as  set  forth  in  the following table:

                         Integral                              Original
                        Multiples                            Certificate
          Minimum      in Excess of     Maturity              Principal
Class   Denomination     Minimum         Date                  Balance
-----   ------------   ------------     --------             ------------

A-1     $  25,000        $1,000     March 25, 2027         $183,000,000
A-2     $  25,000        $1,000     March 25, 2009         $ 40,700,000
A-3     $  25,000        $1,000     February 25, 2012      $ 35,000,000
A-4     $  25,000        $1,000     May 25, 2021           $ 14,677,000
A-5     $  25,000        $1,000     February 25, 2027         $ 15,623,000

The two Class R Certificates shall be issued in denominations of 99.999% and 0.001% Percentage Interests, respectively, with no principal balance.

     The Certificates shall  be executed by manual or  facsimile signature on behalf  of the Trustee  by an authorized  officer.  Certificates  bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized  to sign on behalf  of the Trustee  shall bind the Trustee,  notwithstanding that such individuals or any  of them have ceased to be so  authorized prior to the authentication and  delivery of such
Certificates or did  not hold such offices at the date of such authentication and  delivery.  No  Certificate shall be  entitled to any  benefit under this
Agreement,  or  be  valid  for  any purpose,  unless  there  appears  on such
Certificate a  certificate of authentication  substantially in  the form  set forth as attached  hereto executed by  the Trustee  by manual signature,  and such  certificate of authentication upon  any Certificate shall be conclusive evidence,  and  the  only  evidence,  that such  Certificate  has  been  duly authenticated and delivered  hereunder.  All Certificates shall  be dated the
date  of  their  authentication.   On  the  Closing Date,  the  Trustee shall
authenticate the  Certificates to be issued  at the written direction  of the
Depositor, or any affiliate thereof.

     The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.


     SECTION 5.02.  Certificate Register; Registration of
                    --------------------------------------
           Transfer and Exchange of Certificates.
           --------------------------------------

     (a)  The Trustee shall maintain, or cause to be maintained in accordance with  the provisions of Section  5.09 hereof, a  Certificate Register for the
Trust Fund  in which, subject  to the provisions  of subsections (b)  and (c)
below and to   such reasonable regulations  as it may prescribe,  the Trustee shall  provide for  the registration  of  Certificates and  of Transfers  and exchanges of Certificates as herein  provided.  The Certificate Insurer shall be entitled  to inspect and copy the Certificate  Register and the records of the Trustee  relating to the  Certificates during normal business  hours upon
reasonable  notice.   Upon  surrender  for registration  of  Transfer of  any
Certificate, the Trustee  shall authenticate and deliver, in the  name of the designated transferee  or transferees,  one or more  new Certificates  of the same Class and of like aggregate Percentage Interest.


     At the option of a  Certificateholder, Certificates may be exchanged for other  Certificates  of  the  same  Class  in  authorized  denominations  and evidencing  the same  aggregate  Percentage Interest  upon  surrender of  the
Certificates  to  be  exchanged at  the  office  or  agency  of the  Trustee.
Whenever any Certificates are so  surrendered for exchange, the Trustee shall
execute,   authenticate,   and    deliver   the    Certificates   that    the
Certificateholder  making  the  exchange  is  entitled  to  receive.    Every
Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the  Trustee duly  executed by  the holder  thereof or  his attorney  duly authorized in writing.

     No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

     All  Certificates surrendered for registration of   Transfer or exchange
shall be  canceled and  subsequently destroyed by  the Trustee  in accordance with the Trustee's customary procedures.

     (b)   No Transfer  of a Private  Certificate shall  be made  unless such
Transfer is  made pursuant to  an effective registration statement  under the
Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities  Act and such state securities
laws.   In the  event  that a  Transfer is  to be  made in  reliance upon  an exemption  from  the  Securities  Act  and  such  laws,  in order  to  assure compliance with  the  Securities Act  and  such laws,  the  Certificateholder desiring to  effect such  Transfer and  such Certificateholder's  prospective transferee shall each certify to the Trustee in writing the facts surrounding the  Transfer  in  substantially  the  forms set  forth  in  Exhibit  J  (the
"Transferor Certificate") and (i) deliver a letter
 ----------------------
in substantially the form of either Exhibit K (the "Investment Letter") or
                                                    -----------------
Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the
                ----------------
Trustee and the Certificate Insurer an Opinion of Counsel  that such Transfer may be made pursuant to an  exemption from the Securities Act, which  Opinion of Counsel shall  not be an expense of the Depositor,  the Seller, the Master
Servicer,  the Trustee  or  the  Certificate Insurer.    The Depositor  shall
provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage  Loans and such other  information as shall be  necessary to satisfy  the  condition to  eligibility  set  forth  in Rule  144A(d)(4)  for
Transfer of  any  such Certificate  without  registration thereof  under  the
Securities Act pursuant to the  registration exemption provided by Rule 144A.
The Trustee and  the Master Servicer  shall cooperate  with the Depositor  in providing  the Rule 144A  information referenced  in the  preceding sentence,
including  providing  to   the  Depositor  such  information   regarding  the
Certificates, the Mortgage  Loans and other matters regarding  the Trust Fund as the Depositor shall  reasonably request to meet  its obligation under  the preceding sentence.  Each Holder of  a Private Certificate desiring to effect such  Transfer shall, and  does hereby agree  to, indemnify  the Trustee, the
Depositor,  the  Seller, the  Master  Servicer  and  the Certificate  Insurer
against any liability that may result if the Transfer is not so  exempt or is not made in accordance with such federal and state laws.

     No Transfer of an ERISA Restricted Certificate  shall be made unless the
Trustee shall have  received either (i) a representation  from the transferee of such Certificate  acceptable to and in form  and substance satisfactory to the Trustee, to  the effect that such  transferee is not an  employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the
Code, or a  Person acting on behalf of  any such plan or using  the assets of
any   such  plan,  or,   if  such  purchaser  is   an  insurance  company,  a
representation  that such insurance  company is purchasing  such Certificates with  funds contained in an "insurance company general account" (as such term is defined  in Section V(e)  of Prohibited Transaction Class  Exemption 95-60
("PTCE 95-60"))  and that the purchase  and holding of such  Certificates are covered under  PTCE 95-60, or (ii)  in the case of any  such ERISA Restricted
Certificate presented  for registration  in the name  of an  employee benefit plan subject to  ERISA, or a  plan subject  to Section 4975  of the Code  (or comparable provisions of any subsequent enactments), or a trustee of any such plan  or any other  person acting on behalf  of any such  plan, an Opinion of
Counsel satisfactory  to the Trustee  and the  Master Servicer to  the effect that  the purchase or  holding of such ERISA  Restricted Certificate will not result in the assets  of the Trust Fund being deemed to  be "plan assets" and subject  to the prohibited transaction  provisions of ERISA  and the Code and will not  subject the  Trustee or the  Master Servicer  to any  obligation in addition to  those expressly undertaken  in this Agreement, which  Opinion of
Counsel shall not be an expense  of the Trustee or the Master Servicer.   For
purposes of clause  (i) of the preceding sentence,  such representation shall be deemed  to have been made to the Trustee by the transferee's acceptance of an ERISA  Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest  in any such Class of  ERISA Restricted Certificates)
unless the  Trustee shall  have received from  the transferee  an alternative representation acceptable  in form and  substance to the Master  Servicer and
the Depositor.   Notwithstanding  anything else to  the contrary  herein, any purported transfer of an  ERISA Restricted Certificate to or on  behalf of an employee benefit  plan subject to Section 406  of ERISA or a  plan subject to
Section 4975 of the Code without  the delivery to the Trustee and the  Master
Servicer of an Opinion of Counsel satisfactory  to the Trustee and the Master
Servicer  as described  above  shall be  void  and  of no  effect;  provided,
                                                                    --------
however, that the restriction set forth in this sentence
-------
shall not  be applicable  if there  has been  delivered to  the Trustee,  the
Certificate   Insurer  and  the   Master  Servicer  an   Opinion  of  Counsel
satisfactory to the  Trustee and the Master  Servicer to the effect  that the purchase or holding of an ERISA Restricted Certificate will not result in the assets of the Trust Fund being deemed to  be "plan assets" and subject to the prohibited transaction provisions  of ERISA and the Code and will not subject the Trustee  or the Master  Servicer to any  obligation in addition  to those
expressly  undertaken  in this  Agreement.   The  Trustee shall  be  under no
liability  to any  Person  for any  registration  of  transfer of  any  ERISA
Restricted Certificate that is in fact not permitted by this Section  5.02(b)
or for making  any payments due on such Certificate to  the Holder thereof or taking any other action  with respect to such Holder under  the provisions of this Agreement  so long  as the  transfer was  registered by  the Trustee  in accordance with the  foregoing requirements.  The Trustee  shall be entitled, but  not  obligated, to  recover  from any  Holder  of  any ERISA  Restricted
Certificate that was  in fact an employee benefit plan subject to Section 406 of ERISA or a plan  subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such  a plan or Person acting on behalf of such a plan, all payments  made on such ERISA Restricted  Certificate at and after either such
time.   Any such  payments  so recovered  by the  Trustee shall  be paid  and delivered  by the  Trustee to the  last preceding Holder  of such Certificate that is not such a plan or Person acting on behalf of a plan.

     (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R
Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii)    No  Ownership  Interest in  a  Class  R  Certificate  may be
     registered  on  the Closing  Date  or  thereafter transferred,  and  the
     Trustee  shall not  register the  Transfer  of any  Class R  Certificate unless, in addition  to the certificates required to be delivered to the
     Trustee  under  subparagraph (b)  above,  the  Trustee shall  have  been furnished with an affidavit (a "Transfer Affidavit") of the initial
                                     ------------------
owner or the proposed transferee in the form attached hereto as Exhibit I.

        (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership
     Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section
     5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this
     Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer
     Affidavit, Transferor Certificate and either the Rule 144A Letter or the
     Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time.
     Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Master Servicer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

     The restrictions on Transfers of a Class R Certificate set forth in this
Section 5.02(c)  shall cease  to apply (and  the applicable  portions of  the legend on  a Class R  Certificate may be  deleted) with respect  to Transfers occurring after delivery to the Trustee of an  Opinion of Counsel with a copy to the Certificate Insurer, which Opinion of  Counsel shall not be an expense of the Trustee, the Seller, the Certificate Insurer or the Master Servicer to
the effect that the elimination of such restrictions will not cause the Trust
Fund  to fail to  qualify as a  REMIC at any  time that  the Certificates are outstanding or  result in  the imposition  of any  tax on  the Trust  Fund, a
Certificateholder,  the Certificate Insurer  or another Person.   Each Person
holding or acquiring any  Ownership Interest in a Class R  Certificate hereby consents  to any  amendment of this  Agreement that,  based on an  Opinion of
Counsel furnished to the Trustee, is reasonably necessary (a) to ensure  that the record ownership of, or any beneficial interest in, a Class R Certificate is  not transferred,  directly  or indirectly,  to  a Person  that  is not  a
Permitted Transferee and (b) to provide for a means to compel the Transfer of a  Class R  Certificate that  is held  by a  Person that  is not  a Permitted
Transferee to a Holder that is a Permitted Transferee.

     (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 shall not be an expense of the Trust
Fund, the Trustee, the Depositor, the Seller, the Master Servicer or the Certificate Insurer.

     SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.
                    --------------------------------------------------

     If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Certificate, a new Certificate of  like Class, tenor and Percentage Interest.
In  connection with  the issuance of  any new Certificate  under this Section
5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust
Fund, as if originally issued, whether  or not the lost, stolen or  destroyed
Certificate shall be found at any time. All Certificates surrendered to the Trustee under the terms of this Section 5.03 shall be canceled and destroyed by the Trustee in accordance with its standard procedures without liability on its part.

                    SECTION 5.04.  Persons Deemed Owners.
                                  ---------------------

     The Master Servicer, the Trustee, the Certificate Insurer and any agent of the Master Servicer, the Trustee or the Certificate Insurer may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master
Servicer, the  Trustee, the Certificate  Insurer nor any agent  of the Master
Servicer, the Trustee or the Certificate Insurer shall be affected by any notice to the contrary.

     SECTION 5.05.  Access to List of Certificateholders' Names and
                    -----------------------------------------------
Addresses.
---------

     If three  or more  Certificateholders (a) request  such   information in
writing from  the Trustee, (b)  state that such Certificateholders  desire to communicate with other Certificateholders with respect to  their rights under this Agreement  or under  the Certificates,  and (c)  provide a  copy of  the communication that  such Certificateholders  propose to  transmit  or if  the
Depositor,   Master  Servicer  or  Certificate  Insurer  shall  request  such information in writing  from the Trustee, then the Trustee  shall, within ten
Business Days after the receipt  of such request, provide the Depositor,  the
Master Servicer, the  Certificate Insurer or such Certificateholders  at such recipients' expense  the most  recent list of  the Certificateholders  of the
Trust Fund  held by  the Trustee,  if any.   The  Depositor, the  Certificate
Insurer and every Certificateholder, by receiving and  holding a Certificate, agree  that  the Trustee  shall  not be  held  accountable by  reason  of the disclosure  of any such information as  to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 5.06.  Book-Entry Certificates.
                    -----------------------

     The Class A Certificates, upon original issuance, shall be issued in the form  of one  or more  typewritten Certificates  representing  the Book-Entry
Certificates, to  be  delivered to  the Depository  by or  on  behalf of  the
Depositor.    Such  Certificates  shall   initially  be  registered  on   the
Certificate Register in  the name of  the Depository or  its nominee, and  no
Certificate Owner  will receive  a definitive  certificate representing  such
Certificate  Owner's interest  in such  Certificates, except  as provided  in
Section 5.08.   Unless and  until definitive,  fully registered  Certificates
("Definitive Certificates") have been issued to the Certificate Owners of
  -----------------------
such Certificates pursuant to Section 5.08:

     (a)  the provisions of this Section shall be in full force and effect;

     (b) the Depositor, the Master Servicer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

     (c) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository;

     (d)    the   rights  of  the  respective  Certificate   Owners  of  such
Certificates  shall   be  exercised  only  through  the  Depository  and  the
Depository Participants and shall be limited  to those established by law and agreements between the Owners of  such Certificates and the Depository and/or the Depository  Participants.  Pursuant  to the Depository  Agreement, unless and until  Definitive Certificates  are issued with  respect to  the Class  A
Certificates pursuant to  Section 5.08, the  Depository will make  book-entry
transfers   among  the  Depository  Participants  and  receive  and  transmit distributions of principal  and interest on the related  Certificates to such
Depository Participants;

     (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

     (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository
Participants; and

     (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

     For purposes of any provision  of this Agreement requiring or permitting actions  with the  consent of,  or  at the  direction of,  Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of the  Class  A  Certificates,  such  direction  or consent  may  be  given  by
Certificate   Owners  (acting  through  the  Depository  and  the  Depository
Participants)  owning  Book-Entry   Certificates  evidencing  the   requisite
percentage of principal amount of such Class of Certificates.

     SECTION 5.07.  Notices to Depository.
                    ---------------------

     Whenever any notice or other communication is required to be given to Certificateholders of the Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

     SECTION 5.08.  Definitive Certificates.
                    -----------------------

     If, after Book-Entry  Certificates have been issued with  respect to the
Class  A  Certificates,  (a)  the  Depositor advises  the  Trustee  that  the
Depository  is  no   longer  willing  or  able  to   discharge  properly  its
responsibilities   under  the  Depository  Agreement  with  respect  to  such
Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate  the book-entry system with respect  to such Certificates through  the Depository or  (c) after the  occurrence and continuation  of an
Event of Default,  Certificate Owners of such  Book-Entry Certificates having not less than 51% of the  Voting Rights evidenced by the related  Class, with the consent of the Certificate Insurer, advise the Trustee and the Depository in writing  through the  Depository Participants that  the continuation  of a book-entry system with  respect to such  Certificates through the  Depository
(or  its successor)  is no longer  in the  best interests of  the Certificate
Owners with respect to such Certificates,  then the Trustee shall notify  all
Certificate  Owners  of such  Certificates,  through the  Depository,  of the
occurrence  of  any  such  event   and  of  the  availability  of  Definitive
Certificates to Certificate Owners requesting  the same.  The Depositor shall provide the Trustee with an  adequate inventory of certificates to facilitate the issuance  and transfer of Definitive Certificates.  Upon surrender to the
Trustee  of  any   such  Certificates  by  the  Depository,   accompanied  by
registration instructions from  the Depository for registration,  the Trustee
shall authenticate  and deliver  such Definitive  Certificates.   Neither the
Depositor nor the Trustee  shall be liable for any delay in  delivery of such instructions and  each may conclusively  rely on, and  shall be protected  in
relying  on,  such  instructions.    Upon the  issuance  of  such  Definitive
Certificates,  all references  herein to  obligations imposed  upon or  to be performed by the Depository shall be deemed  to be imposed upon and performed by the  Trustee, to the  extent applicable  with respect  to such  Definitive
Certificates and the  Trustee shall recognize the Holders  of such Definitive
Certificates as Certificateholders hereunder.

     SECTION 5.09.  Maintenance of Office or Agency.
                    -------------------------------

     The Trustee will maintain or cause  to be maintained at  its  expense an office or offices or agency or  agencies in New York City where  Certificates
may be  surrendered for registration  of transfer  or exchange.   The Trustee
initially designates its offices at 101 Barclay  Street, Floor 12E, New York,
New York 10286, Attention: Corporate Trust MBS Administration, as offices for
such  purposes.    The  Trustee  will  give  prompt  written  notice  to  the
Certificateholders and the Certificate Insurer of any change in such location of any such office or agency.


                                  ARTICLE VI

              THE DEPOSITOR, THE MASTER SERVICER AND THE SELLER


     SECTION 6.01.  Respective Liabilities of the Depositor, the Master
                    ---------------------------------------------------
Servicer and the Seller.
-----------------------

     The Depositor, the Master Servicer and the Seller shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

     SECTION 6.02.  Merger or Consolidation of the Depositor, the Master
                    ----------------------------------------------------
Servicer or the Seller.
----------------------

     The Depositor, the Master Servicer and the Seller will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     Any Person into  which the Depositor, the Master  Servicer or the Seller may  be merged or  consolidated, or any  Person resulting from  any merger or consolidation to which the Depositor, the Master Servicer or the Seller shall be  a party, or any  person succeeding to the business  of the Depositor, the
Master Servicer  or the Seller, shall be the  successor of the Depositor, the
Master Servicer or  the Seller, as  the case may  be, hereunder, without  the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided,
                                                                 --------
however, that the successor or surviving Person to the Master Servicer shall
-------
be qualified to  sell mortgage  loans to,  and to service  mortgage loans  on behalf of, FNMA or FHLMC.

     SECTION 6.03.  Limitation on Liability of the Depositor, the Seller,
                    -----------------------------------------------------
the Master Servicer and Others.
------------------------------

     None  of the Depositor,  the Seller, the  Master Servicer or  any of the
directors, officers, employees or agents of the  Depositor, the Seller or the
Master  Servicer  shall  be  under  any  liability  to  the Trust  Fund,  the
Certificateholders or  the Certificate  Insurer for any  action taken  or for refraining from  the taking  of any  action in  good faith  pursuant to  this
Agreement, or for errors in judgment; provided, however, that this provision
                                      --------  -------
shall not protect the Depositor, the Seller,  the Master Servicer or any such
Person against any breach of representations or warranties made by  it herein or protect the Depositor, the Seller, the Master Servicer or any  such Person from  any liability  that would  otherwise be  imposed by reasons  of willful misfeasance, bad faith or gross negligence in the performance of duties or by
reason  of reckless  disregard  of  obligations and  duties  hereunder.   The
Depositor,  the  Seller, the  Master  Servicer  and  any  director,  officer, employee or  agent of the  Depositor, the Seller  or the Master  Servicer may
rely in good faith on any document of any kind prima facie properly executed
                                               ----- -----
and submitted  by any Person respecting  any matters arising hereunder.   The
Depositor,  the  Seller,  the  Master Servicer  and  any  director,  officer, employee or agent of  the Depositor, the Seller or the  Master Servicer shall be  indemnified  by  the Trust  Fund  and  held  harmless against  any  loss, liability or  expense incurred in  connection with any audit,  controversy or judicial proceeding relating to a  governmental taxing authority or any legal action relating to this  Agreement or the Certificates, other than  any loss, liability or expense related to any specific Mortgage Loan  or Mortgage Loans
(except  as  any   such  loss,  liability  or  expense   shall  be  otherwise
reimbursable pursuant to  this Agreement) and any loss,  liability or expense incurred  by reason of willful misfeasance, bad  faith or gross negligence in the performance  of duties hereunder  or by  reason of reckless  disregard of obligations and duties hereunder.  None  of the Depositor, the Seller or  the
Master  Servicer shall  be under any  obligation to  appear in,  prosecute or defend any  legal action  that is  not  incidental to  its respective  duties hereunder and that in its opinion may involve it in any expense or liability;
provided, however, that any of the Depositor, the Seller or the
--------  -------
Master Servicer may,  in its discretion, but  only with the prior  consent of the Certificate Insurer, undertake any such action that it may deem necessary or desirable in  respect of this Agreement  and the rights and  duties of the parties hereto and interests of the Trustee, the Certificate Insurer, and the
Certificateholders hereunder.  In such event, the legal expenses and costs of such  action  if  approved  by  the Certificate  Insurer  and  any  liability resulting therefrom  shall be, expenses,  costs and liabilities of  the Trust
Fund, and the Depositor, the Seller and the Master Servicer shall be entitled to be  reimbursed therefor  out of  the Certificate  Account  as provided  by
Section 3.08 hereof.

     SECTION 6.04.  Limitation on Resignation of Master Servicer.
                    --------------------------------------------

     The Master  Servicer shall  not resign from  the obligations  and duties hereby imposed on it except upon  determination that its duties hereunder are
no   longer  permissible  under  applicable  law.    Any  such  determination
permitting the resignation  of the Master  Servicer shall be evidenced  by an
Opinion  of  Counsel  to  such  effect  delivered  to  the  Trustee  and  the
Certificate Insurer.   No such  resignation shall become effective  until the
Trustee or  a successor  servicer  reasonably acceptable  to the  Certificate
Insurer as evidenced  by its written consent  to such appointment shall  have assumed  the  Master  Servicer's responsibilities,  duties,  liabilities  and obligations hereunder.

     SECTION 6.05.  Errors and Omissions Insurance; Fidelity Bonds.
                    ----------------------------------------------

     The Master Servicer  shall, for so  long as it  acts as servicer   under
this Agreement, obtain  and maintain  in force  (a) a policy  or policies  of insurance covering errors and omissions in the performance of its obligations as servicer hereunder,  and (b) a fidelity  bond in respect of  its officers, employees and agents. Each such policy or  policies and bond shall, together, comply with the  requirements from time to time of FNMA  or FHLMC for persons performing servicing  for mortgage loans purchased by FNMA  or FHLMC.  In the event  that any  such  policy or  bond ceases  to  be in  effect,  the Master
Servicer  shall  use its  reasonable  best  efforts  to obtain  a  comparable
replacement  policy  or   bond  from  an  insurer  or   issuer,  meeting  the
requirements set forth above as of the date of such replacement.


                                 ARTICLE VII

                   DEFAULT; TERMINATION OF Master Servicer

     SECTION 7.01.  Events of Default; Trigger Event.
                    --------------------------------

     "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to deposit in the Certificate Account or the Distribution Account or remit to the Trustee any payment (excluding a payment required to be made under Section 4.01 hereof) required to be made under the terms of this Agreement, which failure shall continue unremedied for five calendar days and, with respect to a payment required to be made under Section 4.01 hereof, for one calendar day, after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee, the Certificate Insurer or the Depositor, or to the Trustee and the Master
     Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

          (ii)  any failure by the Master  Servicer or, so long as the Master
     Servicer  is also the  Seller, the Seller  to observe or  perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement or any representation or warranty  shall  prove to  be  untrue,  which  failure or  breach  shall continue unremedied for  a period  of 60  days after the  date on  which written  notice of  such failure  shall have  been given  to  the Master
     Servicer by the Trustee, the Certificate Insurer or the Depositor, or to
     the Trustee by the Holders of Certificates evidencing  not less than 25%
     of the Voting Rights evidenced by the Certificates; provided,
                                                         --------
however, that the sixty-day cure period shall not apply to the initial
-------
delivery of  the Mortgage File for Special Mortgage  Loans nor the failure to repurchase or substitute in lieu thereof; or

          (iii)   a  decree or  order  of a  court or  agency  or supervisory authority having jurisdiction  in the premises for the  appointment of a
     receiver   or  liquidator  in  any  insolvency,  readjustment  of  debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or  liquidation  of  its affairs,  shall  have  been  entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for  a period of 60 consecutive  days;
     or

          (iv)   the Master Servicer  shall consent to  the appointment  of a
     receiver   or  liquidator  in  any  insolvency,  readjustment  of  debt, marshalling  of assets  and  liabilities or  similar  proceedings of  or relating  to the  Master Servicer  or all  or substantially  all  of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     If an Event  of Default shall occur,  then, and in  each and every  such case, so  long as such  Event of  Default shall not  have been remedied,  the
Trustee shall, but  only at the direction  of the Certificate Insurer  or the
Holders of  Certificates evidencing not  less than  25% of the  Voting Rights evidenced thereby with the prior  written consent of the Certificate Insurer, by  notice in  writing to  the Master  Servicer (with  a copy to  each Rating
Agency), terminate all of  the rights and obligations of  the Master Servicer under  this  Agreement and  in and  to  the Mortgage  Loans and  the proceeds
thereof,  other than  its  rights as  a Certificateholder  hereunder.   If  a
Trigger  Event  shall occur,  the  Trustee  shall, but  only  at  the written direction of  the Certificate Insurer,  by notice  in writing  to the  Master
Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations  of the Master  Servicer under this  Agreement and in  and to the
Mortgage  Loans  and  the proceeds  thereof,  other  than  its  rights  as  a
Certificateholder hereunder.  On or after  the receipt by the Master Servicer of such  written  notice, all  authority  and power  of the  Master  Servicer hereunder, whether  with respect  to the Mortgage  Loans or  otherwise, shall pass to and be vested in the  Trustee.  The Trustee shall thereupon make  any
Advance described in Section 4.01 hereof subject to Section 3.04 hereof.  The
Trustee is hereby authorized and empowered  to execute and deliver, on behalf of  the  Master Servicer,  as  attorney-in-fact  or  otherwise, any  and  all documents and other  instruments, and to do  or accomplish all other  acts or things necessary  or appropriate  to effect the  purposes of  such notice  of termination, whether to complete  the transfer and endorsement or  assignment of the Mortgage Loans  and related documents, or otherwise.  Unless expressly provided  in  such written  notice,  no  such  termination shall  affect  any obligation  of the Master  Servicer to pay  amounts owed  pursuant to Article
VIII.  The Master Servicer agrees to cooperate with the Trustee  in effecting
the   termination  of  the  Master  Servicer's  responsibilities  and  rights hereunder, including, without limitation, the  transfer to the Trustee of all cash amounts which shall at the time be credited to the  Certificate Account,
or thereafter be  received with respect to  the Mortgage Loans.   The Trustee
shall promptly notify the Certificate Insurer and the Rating  Agencies of the
occurrence of an Event of Default.

     Notwithstanding any termination of the activities of a Master Servicer hereunder, such Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

     SECTION 7.02.  Trustee to Act; Appointment of Successor.
                    ----------------------------------------

     On  and  after  the  time  the  Master  Servicer receives  a  notice  of termination pursuant to Section 7.01 hereof, the Trustee shall, to the extent provided  in Section  3.04, be the  successor to  the Master Servicer  in its capacity as servicer under this Agreement  and the transactions set forth  or provided for herein and shall be  subject to all the responsibilities, duties and liabilities relating thereto  placed on the Master Servicer by  the terms and provisions  hereof and  applicable law including  the obligation  to make advances pursuant  to Section  4.01.  As  compensation therefor,  the Trustee shall be entitled  to all fees, costs  and expenses relating to  the Mortgage
Loans that  the Master  Servicer would have  been entitled  to if  the Master
Servicer had continued  to act hereunder.  Notwithstanding  the foregoing, if the  Trustee has become  the successor to  the Master  Servicer in accordance with Section 7.01  hereof, the Trustee  may, if it  shall be unwilling  to so act, or shall,  if it is  prohibited by applicable  law from making  Advances pursuant to  Section 4.01 hereof or if it is otherwise unable to so act or if the  Certificate Insurer  so  requests  in writing,  appoint  with the  prior written consent of the Certificate Insurer, or  petition a court of competent jurisdiction  to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the  Certificates by  each  Rating  Agency as  the  successor to  the  Master
Servicer  hereunder  in   the  assumption   of  all  or   any  part  of   the
responsibilities, duties  or liabilities  of the  Master Servicer  hereunder.
Any successor Master Servicer shall  be an institution that is acceptable  to the Certificate Insurer and that is a FNMA and FHLMC approved seller/servicer in good standing, that has  a net worth of at least $15,000,000,  and that is willing  to service  the Mortgage  Loans  and executes  and  delivers to  the
Depositor  and  the  Trustee  an  agreement  accepting  such  delegation  and assignment, that contains an assumption by such Person of the rights, powers, duties,  responsibilities, obligations and liabilities of the Master Servicer
(other  than liabilities  of the  Master Servicer  under Section  6.03 hereof incurred prior  to termination  of the Master  Servicer under  Section 7.01), with like effect  as if originally named  as a party  to this Agreement;  and provided further that each Rating Agency  acknowledges that its rating of the
Certificates in  effect immediately prior  to such assignment  and delegation will  not  be  qualified  or reduced  as  a  result  of  such assignment  and delegation.  No appointment  of a successor to the  Master Servicer hereunder shall be effective until the Trustee  and the Certificate Insurer shall  have consented thereto, and written notice of such proposed appointment shall have been  provided  by  the  Trustee  to  the Certificate  Insurer  and  to  each
Certificateholder.    The  Trustee  shall  not resign  as  servicer  until  a
successor servicer reasonably acceptable to the Certificate Insurer has  been
appointed  and has  accepted  such  appointment.   Pending  appointment of  a
successor to the  Master Servicer hereunder, the Trustee,  unless the Trustee is prohibited by law  from so acting, shall, subject to  Section 3.04 hereof,
act in  such  capacity as  hereinabove  provided.   In connection  with  such
appointment and  assumption, the Trustee  may make such arrangements  for the compensation of such  successor out of payments  on Mortgage Loans as  it and such successor shall agree; provided, however, that no such compensation
                            --------  -------
shall be in  excess of  that permitted  the Master Servicer  hereunder.   The
Trustee  and such  successor shall  take  such action,  consistent with  this
Agreement, as shall be necessary to effectuate any such succession.   Neither
the Trustee nor any other successor servicer shall be deemed to be in default hereunder  by reason  of any failure  to make,  or any  delay in  making, any distribution hereunder or  any portion thereof or any failure  to perform, or any delay in performing, any  duties or responsibilities hereunder, in either case caused by  the failure of the Master Servicer to  deliver or provide, or any delay  in delivering  or providing, any  cash, information,  documents or records to it.

     Any successor to the Master Servicer as servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer maintain in force the policy or policies that the Master
Servicer is required to maintain pursuant to Section 6.05.

     SECTION 7.03.  Notification to Certificateholders.
                    ----------------------------------

     (a)   Upon any  termination of  or appointment  of a   successor to  the
Master  Servicer, the  Trustee shall  give prompt  written notice  thereof to
Certificateholders, the Certificate Insurer and to each Rating Agency.

     (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

     SECTION 7.04   Mortgage Loans, Trust Fund and Accounts Held for Benefit
                    --------------------------------------------------------
of the Certificate Insurer.
--------------------------

     (a)  The Trustee shall  hold the Trust Fund  and the Mortgage Files  for the benefit  of the  Certificateholders and the  Certificate Insurer  and all
references in  this  Agreement and  in  the Certificates  to  the benefit  of
Holders  of the  Certificates  shall  be deemed  to  include the  Certificate
Insurer.  The  Trustee shall  cooperate in all  reasonable respects with  any reasonable  request by  the Certificate  Insurer  for action  to preserve  or enforce the Certificate  Insurer's rights or  interests under this  Agreement and the Certificates  unless, as stated in an Opinion of Counsel addressed to the  Trustee and  the  Certificate Insurer,  such  action is  adverse  to the
interests  of  the  Certificateholders  or  diminishes   the  rights  of  the
Certificateholders  or  imposes  additional burdens  or  restrictions  on the
Certificateholders.

     (b) The Master Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer.


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

     SECTION 8.01.  Duties of Trustee.
                    -----------------

     The Trustee, prior  to the occurrence of an Event of   Default and after
the curing of all Events of  Default that may have occurred, shall  undertake to perform such duties and only such duties as are  specifically set forth in
this  Agreement.   In  case  an Event  of  Default has  occurred  and remains uncured, the Trustee shall exercise such  of the rights and powers vested  in it by  this Agreement, and  use the  same degree of  care and skill  in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The  Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports,  documents, orders or  other instruments furnished  to the
Trustee  that are  specifically  required  to be  furnished  pursuant to  any provision  of this  Agreement shall  examine them  to determine  whether they
conform to  the requirements of  this Agreement.   If any such  instrument is
found not  to conform  to the requirements  of this  Agreement in  a material manner, the Trustee  shall take action  as it deems  appropriate to have  the instrument  corrected and  will  provide notice  thereof  to the  Certificate
Insurer.

     No provision of this Agreement shall be construed to relieve the Trustee from liability  for its own grossly negligent action, its own gross negligent failure  to  act or  its own  misconduct,  its grossly  negligent  failure to perform its obligations  in compliance with this Agreement,  or any liability that would  be imposed  by reason of  its willful  misfeasance or  bad faith;
provided, however, that:
--------  -------

          (i)  prior to the occurrence of an Event of Default, and after  the curing of all  such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express
     provisions  of  this  Agreement,  the  Trustee   shall  not  be  liable,
     individually or  as Trustee, except  for the performance of  such duties and  obligations as  are specifically  set forth  in this  Agreement, no implied  covenants  or obligations  shall  be read  into  this Agreement against  the Trustee and  the Trustee may  conclusively rely,  as to the truth of  the statements and  the correctness of the  opinions expressed therein, upon any certificates or  opinions furnished to the Trustee and conforming to  the requirements  of this  Agreement  that it  reasonably believed in good faith to be  genuine and to have been duly executed  by the proper authorities respecting any matters arising hereunder;

          (ii) the Trustee shall not be liable, individually or as Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was grossly negligent or acted in bad faith or with willful misfeasance; and

          (iii)  the Trustee shall not be liable, individually or as Trustee, with respect to any action taken, suffered or omitted  to be taken by it
     in  good  faith   in  accordance  with  the  direction   of  Holders  of
     Certificates  evidencing not  less  than  25% of  the  Voting Rights  of
     Certificates,  with the consent  of the Certificate  Insurer relating to the  time, method and place of  conducting any proceeding for any remedy available to  the Trustee,  or exercising any  trust or  power conferred upon the Trustee under this Agreement.

     SECTION 8.02.  Certain Matters Affecting the Trustee.
                    -------------------------------------

     (a)    Except as otherwise provided in Section 8.01:

          (i)  the Trustee  may request and rely upon and  shall be protected in  acting or  refraining  from acting  upon  any resolution,  Officer's
     Certificate,  certificate   of  auditors   or  any  other   certificate,
     statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or  other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) the Trustee shall not be liable, individually or as Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Certificate Insurer or by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

          (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

          (vi) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

          (vii) the Trustee shall not be liable, individually or as Trustee, for any loss on any investment of funds pursuant to this Agreement
     (other than as issuer of the investment security);

          (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

               (ix) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Certificate
     Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

     (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by the Trustee without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates and the Certificate Insurer, subject to the provisions of this Agreement.

          SECTION 8.03.  Trustee Not Liable for Mortgage Loans.
                         -------------------------------------

          The recitals contained  herein shall be taken as the  statements of the  Depositor or the  Master Servicer, as  the case may be,  and the Trustee
assumes  no responsibility  for  their  correctness.   The  Trustee makes  no
representations as to the validity or sufficiency of this Agreement or of any
Mortgage Loan or related  document other than  with respect to the  Trustee's execution and authentication of the  Certificates.  The Trustee shall  not be accountable  for  the  use or  application  by  the Depositor  or  the Master
Servicer of any funds paid to the Depositor or the Master Servicer in respect of the  Mortgage  Loans or  deposited in  or withdrawn  from the  Certificate
Account by the Depositor or the Master Servicer.

          SECTION 8.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 8.05.  Master Servicer to Pay Trustee's Fees and Expenses.
                         --------------------------------------------------

          The Master Servicer covenants and agrees (i) to pay to the  Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall  be agreed  in writing by  the Master  Servicer and the  Trustee (which shall not be limited by any provision of law in regard to the compensation of a  trustee of  an express  trust)  for all  services  rendered by  it in  the execution of the trusts hereby created and in the exercise and performance of any  of the powers  and duties hereunder  of the Trustee  and (ii)  to pay or reimburse  the  Trustee,  upon  its  request, for  all  reasonable  expenses, disbursements and advances incurred or made  by the Trustee on behalf of  the
Trust Fund  in  accordance with  any  of  the provisions  of  this  Agreement
(including,  without limitation:   (A)  the reasonable  compensation  and the
expenses and disbursements of its counsel, but only for representation of the
Trustee  acting in its  capacity as Trustee  hereunder and (B)  to the extent that the Trustee must  engage persons not regularly in its  employ to perform acts or  services on behalf of the Trust Fund, which acts or services are not in  the  ordinary  course  of  the  duties  of  a  trustee,  paying  agent or certificate registrar, in  the absence of  a breach or  default by any  party hereto,  the  reasonable  compensation, expenses  and  disbursements  of such persons,  except any such expense, disbursement or  advance as may arise from
its  negligence, bad  faith  or willful  misconduct).   The  Trustee and  any
director, officer, employee or agent  of the Trustee shall be indemnified  by the Master Servicer and held harmless against any loss, liability  or expense
(i) incurred in connection  with any legal action relating  to this Agreement or  the Certificates,  or in connection  with the  performance of any  of the
Trustee's  duties  hereunder,  other  than any  loss,  liability  or  expense incurred by reason  of willful misfeasance,  bad faith  or negligence in  the performance of any of the Trustee's duties hereunder or by reason of reckless disregard  of  the  Trustee's  obligations  and  duties  hereunder  and  (ii)
resulting from any  error in any  tax or information  return prepared by  the
Master  Servicer.   Such  indemnity  shall survive  the  termination of  this
Agreement or the resignation or removal of the Trustee hereunder.

          SECTION 8.06.  Eligibility Requirements for Trustee.
                         ------------------------------------

          The Trustee  hereunder shall,  at all times,  be acceptable  to the
Certificate Insurer and  shall be a corporation or  association organized and doing  business under the laws  of a state  or the United  States of America, authorized  under such  laws to  exercise  corporate trust  powers, having  a combined capital and surplus of  at least $50,000,000, subject to supervision or examination by  federal or state authority  and with a credit  rating that would not cause any of the Rating Agencies to reduce their respective ratings of the  Class A Certificates below the ratings issued on the Closing Date (or having provided such  security from time  to time as  is sufficient to  avoid
such reduction).   If  such corporation or  association publishes  reports of condition at least  annually, pursuant to law  or to the requirements  of the aforesaid supervising or  examining authority, then for the  purposes of this
Section  8.06  the  combined  capital  and surplus  of  such  corporation  or association  shall be deemed  to be its  combined capital and  surplus as set forth in  its most recent report of  condition so published.  In  case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the  manner and
with  the effect  specified  in  Section 8.07  hereof.    The corporation  or
national banking association  serving as Trustee may have  normal banking and trust relationships  with the Depositor,  the Seller and the  Master Servicer and their respective affiliates; provided, however, that such corporation
                                 --------  -------
cannot be  an affiliate of the Master Servicer other  than the Trustee in its role as successor to the Master Servicer.

          SECTION 8.07.  Resignation and Removal of Trustee.
                         ----------------------------------

          The Trustee  may at  any time resign  and be  discharged   from the
trusts  hereby created by  (1) giving  written notice  of resignation  to the
Depositor, the  Certificate Insurer  and the Master  Servicer and  by mailing
notice  of  resignation  by  first   class  mail,  postage  prepaid,  to  the
Certificateholders at their  addresses appearing on the  Certificate Register and  each Rating Agency, not less  than 60 days before  the date specified in such  notice  when, subject  to  Section 8.08,  such resignation  is  to take effect, and (2)  acceptance of appointment by a  successor trustee acceptable to the Certificate Insurer  in accordance with  Section 8.08 and meeting  the qualifications set forth in Section  8.06.  If no successor  trustee approved in writing by the  Certificate Insurer shall have been so  appointed and have accepted  appointment within  30  days after  the giving  of  such notice  or resignation,  the  resigning Trustee  may  petition  any  court of  competent jurisdiction for the appointment of a successor trustee.

          If  at any  time (i) the  Trustee  shall cease  to  be eligible  in accordance  with the  provisions of  Section 8.06  hereof and  shall fail  to resign  after written  request thereto  by the  Depositor or  the Certificate
Insurer,  (ii) the Trustee  shall become  incapable  of acting,  or shall  be adjudged as bankrupt or  insolvent, or a  receiver of the  Trustee or of  its property  shall be  appointed, or  any public  officer  shall take  charge or control of  the Trustee  or of its  property or  affairs for  the purpose  of rehabilitation, conservation  or liquidation,  or (iii)(A)  a tax is  imposed with respect to the Trust Fund by any state in which the Trustee or the Trust
Fund is  located, (B)  the imposition  of such tax  would be  avoided by  the appointment of a different trustee and (C) the Trustee fails to indemnify the
Trust Fund against  such tax, then the Depositor or the Master Servicer, with the written  consent of the  Certificate Insurer, or the  Certificate Insurer
may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee and the  Certificate Insurer,  one copy of  which shall  be delivered  to the
Master Servicer  and one  copy to  the successor  trustee.   If no  successor
trustee approved in  writing by  the Certificate Insurer  shall have been  so appointed and  have accepted appointment within  30 days after the  giving of such notice of  removal, the  Trustee so  removed may petition  any court  of competent jurisdiction for the appointment of a successor trustee.

          The Holders of  Certificates entitled to at least 51% of the Voting
Rights with the  written consent of the  Certificate Insurer may at  any time remove the Trustee and  appoint a successor trustee by written  instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered  by the successor Trustee to the Master Servicer and the Certificate Insurer, one
complete set to the Trustee  so removed and one complete set to the successor
so appointed.   Notice of any removal of  the Trustee shall be  given to each
Rating Agency and  the Certificate Insurer by  the Successor Trustee.   If no
successor trustee approved  in writing by the Certificate  Insurer shall have been  so appointed  and have  accepted appointment within  30 days  after the giving  of such notice  of removal, the  Trustee so removed  may petition any court of competent jurisdiction for the appointment of a successor trustee.

          Any  resignation or  removal of  the Trustee  and appointment  of a successor trustee  pursuant to  any of the  provisions of  this Section  8.07 shall  become  effective  upon acceptance  of  appointment  by  the successor trustee as provided in Section 8.08 hereof.

          SECTION 8.08.  Successor Trustee.
                         -----------------

          Any successor trustee appointed as provided in Section  8.07 hereof
shall  execute,  acknowledge  and  deliver   to  the  Depositor  and  to  its
predecessor trustee  and the Master  Servicer and the Certificate  Insurer an
instrument accepting such appointment hereunder and thereupon the resignation or  removal  of the  predecessor  trustee  shall  become effective  and  such successor trustee, without any further  act, deed or conveyance, shall become fully  vested with  all the  rights, powers,  duties and  obligations  of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The Depositor, the Master Servicer and the predecessor trustee shall execute  and deliver  such  instruments  and  do such  other  things  as  may reasonably be required or requested by the Certificate Insurer for more fully and  certainly vesting  and  confirming  in the  successor  trustee all  such rights, powers, duties, and obligations.

          No successor  trustee shall accept appointment as  provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates and the Certificate
Insurer. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

          SECTION 8.09.  Merger or Consolidation of Trustee.
                         ----------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of
Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          Notwithstanding  any other  provisions of  this  Agreement, at  any time, for the purpose of  meeting any legal requirements of  any jurisdiction in  which any part of  the Trust Fund or  property securing any Mortgage Note may at  the  time be  located, the  Master Servicer  and  the Trustee  acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more  Persons approved by the Trustee to  act as co-trustee or co-trustees  jointly  with  the  Trustee,  or  separate  trustee or  separate trustees, of all or any part of the Trust Fund, and to vest in such Person or
Persons, in such  capacity and for the benefit of  the Certificateholders and the Certificate Insurer,  such title to the  Trust Fund or any  part thereof, whichever is applicable, and, subject to the other provisions of this Section
8.10,  such powers,  duties, obligations,  rights  and trusts  as the  Master
Servicer, the Certificate  Insurer and the Trustee may  consider necessary or desirable.  The Trustee shall be ultimately liable for the actions of any co-
trustee.  If  the Master Servicer shall  not have joined in  such appointment within 15 days after the receipt by it of a request to do so,  or in the case an Event of Default shall have occurred and be continuing, the  Trustee alone
shall have the  power to make  such appointment.   No co-trustee or  separate
trustee hereunder  shall be required  to meet the  terms of eligibility  as a successor trustee under  Section 8.06 and no notice  to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 8.08.

          Every   separate  trustee  and  co-trustee  shall,  to  the  extent permitted by law, be  appointed and act subject  to the following  provisions and conditions:

                    (i)  All rights, powers, duties and obligations conferred
          or  imposed upon  the Trustee,  except  for the  obligation of  the
          Trustee  under this  Agreement to  advance funds  on behalf  of the
          Master Servicer, shall be conferred  or imposed upon and  exercised or performed by the Trustee and such separate trustee or co-trustee
          jointly   (it  being  understood  that  such  separate  trustee  or
          co-trustee is not authorized to  act separately without the Trustee joining in such  act), except to the  extent that under any  law of any jurisdiction  in which  any particular  act or  acts are  to be performed  (whether as  Trustee hereunder  or  as successor  to the
          Master Servicer  hereunder), the  Trustee shall  be incompetent  or unqualified  to perform  such  act  or acts,  in  which event  such rights,  powers, duties and  obligations (including the  holding of title  to  the Trust  Fund  or  any  portion  thereof in  any  such jurisdiction)  shall  be  exercised and  performed  singly  by such separate trustee or co-trustee, but  solely at the direction of the
          Trustee;

                   (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder;
          and

                  (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given  to the Trustee shall be deemed to  have  been  given  to  each of  the  then  separate  trustees  and
co-trustees, as effectively  as if given to  each of them.   Every instrument
appointing any separate  trustee or co-trustee shall refer  to this Agreement
and  the  conditions  of this  Article  VIII.    Each  separate  trustee  and
co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates  or property specified  in its instrument of  appointment, either jointly with  the Trustee or separately, as  may be provided therein, subject to  all  the  provisions  of this  Agreement,  specifically  including  every provision  of  this Agreement  relating  to  the  conduct of,  affecting  the liability of, or affording protection to, the Trustee.  Every such instrument shall be  filed with  the  Trustee and  a copy  thereof given  to the  Master
Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11.  Tax Matters.
                         -----------

          It is intended that the Trust Fund shall constitute,  and  that the affairs of  the Trust Fund shall  be conducted so  as to qualify as,  a "real estate mortgage investment conduit" as defined in and  in accordance with the
REMIC Provisions.   In furtherance  of such intention, the  Trustee covenants
and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Fund and that in such capacity it shall:
(a) prepare and file, or cause to be prepared and filed, in a  timely manner, a U.S. Real Estate  Mortgage Investment Conduit Income Tax Return  (Form 1066
or any  successor form adopted  by the Internal Revenue  Service) and prepare and  file or cause to be prepared and filed with the Internal Revenue Service and  applicable state  or local  tax  authorities income  tax or  information returns for each taxable year with respect to the Trust Fund, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders  the schedules, statements or  information at such times  and in such manner as may  be required thereby; (b) within thirty days  of the Closing Date,  furnish or cause to  be furnished to the Internal
Revenue Service, on Forms 8811 or as  otherwise may be required by the  Code, the name, title, address, and telephone number of the person that the holders of  the  Certificates  may  contact  for  tax  information  relating thereto, together with such additional  information as may  be required by such  Form, and update such information  at the time or  times in the manner required  by the  Code for the  Trust Fund;  (c) make or  cause to  be made  elections, on behalf of the Trust Fund to  be treated as a REMIC on the  federal tax return of  the Trust  Fund for  its  first taxable  year (and,  if  necessary, under applicable state  law); (d) prepare and forward, or  cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and,
if necessary, state  tax authorities, all information returns  and reports as and  when  required to  be  provided to  them  in accordance  with  the REMIC
Provisions, including  without limitation,  the calculation  of any  original issue  discount  using  the Prepayment  Assumption;  (e) provide  information necessary for the computation  of tax imposed  on the transfer  of a Class  R
Certificate to  a Person  that is  not a  Permitted Transferee,  or an  agent
(including   a  broker,  nominee  or  other  middleman)  of  a  Non-Permitted
Transferee, or a  pass-through entity in which a  Non-Permitted Transferee is the record  holder  of an  interest  (the reasonable  cost of  computing  and furnishing  such information  may be charged  to the  Person liable  for such tax); (f) to the extent  that they are under its control  conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status  of the Trust Fund as a REMIC under the REMIC Provisions;
(g) not knowingly or intentionally take any action or omit to take any action that would cause  the termination of the REMIC status of  the Trust Fund; (h)
pay, from  the sources specified in the last  paragraph of this Section 8.11, the  amount of  any  federal,  state and  local  taxes, including  prohibited transaction taxes as  described below, imposed on the Trust Fund prior to the termination of the Trust Fund when and  as the same shall be due and  payable
(but such obligation shall not  prevent the Trustee or any other  appropriate
Person from contesting any such tax in appropriate proceedings and  shall not prevent the  Trustee from withholding  payment of such  tax, if permitted  by law, pending the outcome of such proceedings); (i) sign or cause to be signed federal,  state or  local  income tax  or  information returns;  (j) maintain records relating to the Trust Fund, including but not limited to  the income, expenses, assets and liabilities of the Trust Fund, and the fair market value and adjusted basis of the Trust Fund property determined at such intervals as may be  required by the  Code, as may  be necessary to  prepare the foregoing returns, schedules, statements or information;  and (k) as and when necessary and appropriate, represent  the Trust Fund in any  administrative or judicial proceedings relating  to an examination  or audit by any  governmental taxing authority, request an administrative adjustment as to any taxable year of the
Trust Fund,  enter into settlement  agreements with  any governmental  taxing agency,  extend any statute  of limitations relating  to any tax  item of the
Trust Fund, and otherwise  act on behalf of the Trust Fund in relation to any tax matter involving the Trust Fund or controversy involving the Trust Fund.

          In order to enable  the Trustee to perform its duties  as set forth herein, the Depositor  shall provide, or cause to be provided, to the Trustee within  10 days  after the  Closing  Date all  information or  data  that the
Trustee requests in writing and determines to be relevant for tax purposes to the valuations  and offering prices  of the Certificates,  including, without limitation,  the price, yield, prepayment assumption and projected cash flows of  the Certificates and the Mortgage Loans.  Thereafter, the Depositor shall provide  to the  Trustee promptly  upon  written request  therefor, any  such additional  information or  data that  the Trustee  may, from  time to  time, request in  order to enable the  Trustee to perform  its duties as  set forth
herein.    The Depositor  hereby  indemnifies  the  Trustee for  any  losses, liabilities,  damages, claims  or expenses  of the  Trustee arising  from any errors or miscalculations of the Trustee that  result from any failure of the
Depositor to provide,  or to  cause to be  provided, accurate information  or data to the Trustee on a timely basis.


          In the event  that any tax is imposed  on "prohibited transactions"
of the Trust Fund  as defined in Section 860F(a)(2) of the  Code, on the "net income from  foreclosure property" of  the Trust  Fund as defined  in Section
860G(c) of  the Code, on any contribution to the Trust Fund after the Startup
Day pursuant  to Section 860G(d)  of the Code, or  any other tax  is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon  the Trust  Fund pursuant  to Sections  23153 and  24872 of  the
California Revenue and Taxation  Code if not paid  as otherwise provided  for herein, such  tax shall be  paid by  (i) the Trustee,  if any such  other tax arises  out of  or  results from  a  breach  by the  Trustee  of any  of  its obligations under  this Agreement, (ii) (x) the  Master Servicer, in the case of any such minimum tax, and (y) any party hereto (other than the Trustee) to the extent any such other tax arises out  of or results from a breach by such other party of any  of its obligations under this  Agreement or (iii) in  all other cases,  or in the event that  any liable party here fails  to honor its obligations  under the preceding  clauses (i) or  (ii), any such  tax will be paid  first  with  amounts  otherwise  to  be  distributed  to  the  Class  R
Certificateholders, and  second with amounts  otherwise to be  distributed to
the Class A  Certificateholders.   Notwithstanding anything  to the  contrary
contained herein,  to the  extent that  such tax  is payable  by the  Class R
Certificates, the Trustee is hereby  authorized to retain on any Distribution
Date,  from the  Holders  of  the Class R  Certificates  (and, if  necessary, second,  from the  Holders  of  the  Class A Certificates),  funds  otherwise distributable  to such Holders in an amount sufficient  to pay such tax.  The
Trustee agrees to  promptly notify in writing  the party liable for  any such tax of the amount thereof and the due date for the payment thereof.


                                  ARTICLE IX

                                 TERMINATION

          SECTION 9.01.  Termination upon Liquidation or Repurchase of all
                         -------------------------------------------------
Mortgage Loans.
--------------

          Subject to Section  9.03, the obligations and   responsibilities of
the Depositor, the Master Servicer, the Seller and the Trustee created hereby with respect to the  Trust Fund shall terminate  upon the earlier of  (a) the repurchase by  the Master Servicer (or, if the  initial Master Servicer is no longer the  Master Servicer hereunder,  the Certificate Insurer), all  of the
Mortgage Loans (and  REO Properties) remaining in the Trust Fund at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage
Loan (other  than in respect of REO  Property), (ii) accrued interest thereon at the applicable  Mortgage Rate (or, if  such repurchase is effected  by the
Master Servicer,  at the applicable  Net Mortgage Rate), (iii)  the appraised value of any REO Property (up to the Stated  Principal Balance of the related
Mortgage  Loan), such  appraisal to  be  conducted by  an appraiser  mutually agreed upon  by the Master  Servicer and the  Trustee, (iv)  any unreimbursed
Servicing Advances,  and the principal portion of  any unreimbursed Advances, made  prior to  the exercise  of such  repurchase  and (v)  all Reimbursement
Amounts owed to the Certificate Insurer and (b) the later of (i) the maturity or  other liquidation  (or  any Advance  with respect  thereto)  of the  last
Mortgage  Loan remaining  in the Trust  Fund and  the disposition of  all REO
Property  and (ii) the distribution to Certificateholders and the Certificate
Insurer of all  amounts required to be  distributed to them pursuant  to this
Agreement and the Insurance Agreement, as  applicable.  No purchase shall  be permitted pursuant to clause (a) above without the consent of the Certificate
Insurer  if  such action  would  cause a  draw on  the  Certificate Insurance
Policy.   In  no event shall  the trusts  created hereby continue  beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy,  the late Ambassador of the United  States to the Court of St. James, living on the date hereof.

          The right to repurchase all Mortgage Loans and REO Properties pursuant to clause (a) above shall be conditioned upon the Pool Stated
Principal Balance, at the time of any such repurchase, aggregating no more than ten percent of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

          SECTION 9.02.  Final Distribution on the Certificates.
                         --------------------------------------

          If on any  Determination Date, (i)  the Master Servicer  determines that  there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund  other than the funds  in the Certificate Account,  the Master
Servicer  shall  direct the  Trustee  to  send  a final  distribution  notice promptly  to each  Certificateholder or  (ii) the  Trustee determines  that a
Class of  Certificates shall  be retired after  a final distribution  on such
Class,  the Trustee  shall  notify  the  Certificateholders within  five  (5)
Business Days  after such Determination  Date that the final  distribution in retirement of  such Class  of Certificates  is scheduled  to be  made on  the
immediately  following  Distribution  Date.    Any  final  distribution  made
pursuant  to  the immediately  preceding  sentence  will  be made  only  upon presentation and surrender of the related Certificates at the Corporate Trust
Office  of  the Trustee.   If  the  Master Servicer  (or, if  applicable, the
Certificate Insurer)  elects to terminate  the Trust Fund pursuant  to clause
(a) of  Section 9.01,  at least 20  days prior  to the date  notice is  to be mailed to  the affected Certificateholders, such electing  party shall notify the Depositor,  the Certificate  Insurer and  the Trustee  of  the date  such electing party  intends to  terminate the  Trust Fund  and of  the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice of  any  termination  of  the  Trust  Fund,  specifying  the
Distribution  Date   on   which  Certificateholders   may   surrender   their
Certificates for payment of the final distribution and cancellation, shall be given  promptly by  the Trustee  by letter  to Certificateholders  mailed not earlier  than the  10th day  and no  later  than the  15th day  of the  month immediately preceding the month of such final distribution.  Any  such notice shall  specify (a) the Distribution Date upon which final distribution on the
Certificates will be made upon  presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c)
the location of the office or agency at which such presentation and surrender must be  made, and  (d) that  the Record  Date otherwise  applicable to  such
Distribution  Date is  not  applicable, distributions  being  made only  upon presentation  and  surrender  of  the  Certificates  at  the  office  therein specified.  The Master  Servicer will give such notice to  each Rating Agency at the  time such notice is  given to Certificateholders and  the Certificate
Insurer.

          In  the event such notice is given, the Master Servicer shall cause all  funds in  the Certificate  Account  to be  remitted to  the  Trustee for deposit  in  the Distribution  Account  on  the  Business  Day prior  to  the applicable Distribution Date in an amount equal  to the final distribution in
respect  of the Certificates.   Upon such  final deposit with  respect to the
Trust Fund and the receipt by the Trustee of a Request  for Release therefor, the Trustee  shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon  presentation and surrender  of the Certificates,  the Trustee shall  cause to  be distributed to  Certificateholders of  each Class  in the order set  forth in Section 4.04 hereof on the final Distribution Date and in
proportion   to  their  respective  Percentage  Interests,  with  respect  to
Certificateholders of the same Class, an amount equal to (i) as to each Class of the Class A Certificates,  the Class Certificate Principal Balance thereof plus accrued interest thereon, and (ii)  as to the Class R Certificates,  the amount, if any, that  remains on deposit  in the Distribution Account  (other than  the amounts  retained to  meet  claims) after  application pursuant  to clause  (i) above;  provided,  however,  that the  proceeds  of any  purchase pursuant to Section  9.01(a) of all Mortgage Loans and  REO Property pursuant to  Section 9.01 hereof  shall be  distributed in  the following  amounts and order of priority, to the extent of available proceeds:


     first, to the Holders of the Class A Certificates, in the order set forth in Section 4.04(a);

     second, to the Certificate Insurer, all Reimbursement Amounts owed to the Certificate Insurer; and

     third, to the Holders of the Class R Certificates, any amounts remaining from such proceeds.

          In  the  event  that  any  affected  Certificateholders  shall  not surrender  Certificates for  cancellation within  six months  after  the date specified in  the above mentioned  written notice, the  Trustee shall give  a second written notice to the remaining Certificateholders  to surrender their
Certificates for cancellation and receive the final distribution with respect
thereto.   If within six  months after the  second notice all  the applicable
Certificates shall  not have been  surrendered for cancellation,  the Trustee may  take appropriate  steps, or  may  appoint an  agent to  take appropriate steps,  to contact the  remaining Certificateholders concerning  surrender of their Certificates,  and the cost thereof shall be paid  out of the funds and other assets that remain a part of the Trust Fund.  If  within one year after the  second notice  all  Certificates  shall not  have  been surrendered  for cancellation,  the  Class  R  Certificateholders  shall  be entitled  to  all unclaimed  funds and  other  assets of  the  Trust Fund  that  remain subject hereto.

          SECTION 9.03.  Additional Termination Requirements.
                         -----------------------------------

          (a)   In the event the  Master Servicer or  the Certificate Insurer
exercises its purchase   option as provided  in Section 9.01, the  Trust Fund
shall be terminated in accordance with the following additional requirements, unless the  Trustee has  been supplied  with an  Opinion of  Counsel, at  the expense  of the Master Servicer, to the  effect that the failure of the Trust
Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited  transactions" of the Trust Fund as defined in  section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (1)  The Master Servicer  shall establish a 90-day liquidation period and notify the Trustee  thereof, which shall in turn  specify the first day of  such period in  a statement attached  to the Trust  Fund's final Tax Return pursuant to  Treasury Regulation Section 1.860F-1.  The
     Master  Servicer  shall satisfy  all  the  requirements of  a  qualified
     liquidation  under  Section  860F  of  the   Code  and  any  regulations
     thereunder,  as evidenced  by  an  Opinion of  Counsel  obtained at  the expense of the Master Servicer;

               (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Master
     Servicer as agent of the Trustee shall sell all of the assets of the Trust Fund for cash; and

               (3) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

               (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Certificateholders.


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01. Amendment.
                         ---------

          This Agreement may  be amended from time to time by the  Depositor, the Master  Servicer, the Seller and the Trustee,  without the consent of any of  the Certificateholders,  but only  with  the consent  of the  Certificate
Insurer,  to cure  any ambiguity,  to  correct or  supplement any  provisions herein, or to make such other provisions with respect to matters or questions arising under this  Agreement, as shall  not be inconsistent  with any  other provisions herein  if such action  shall not, as  evidenced by an  Opinion of
Counsel,  adversely affect  in  any  material respect  the  interests of  any
Certificateholder; provided, however, that any such amendment shall be deemed
                   --------  -------
not to  adversely  affect  in  any material  respect  the  interests  of  the
Certificateholders and no such  Opinion of Counsel  shall be required if  the
Person requesting  such amendment  obtains a letter  from each  Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective  ratings then assigned to the  Certificates (without giving effect to the  Certificate Insurance Policy), it being  understood and agreed that any such letter  in and of itself will not represent  a determination as to the materiality of  any such amendment and will  represent a determination only as to the credit issues affecting any such rating.

          Notwithstanding   the  foregoing,   without  the  consent   of  the
Certificateholders, but only with the consent of the Certificate Insurer, the
Trustee, the Depositor,  the Master Servicer and  the Seller may at  any time and from time to time amend this Agreement to modify, eliminate or add to any of  its provisions  to such extent  as shall  be necessary or  appropriate to maintain the qualification of the Trust Fund as a REMIC  under the Code or to avoid or  minimize the risk of  the imposition of  any tax on the  Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior  to the final redemption of the Certificates, provided that the Trustee and the Certificate Insurer have been  provided an Opinion of Counsel,  which opinion shall be an  expense of the party requesting such  opinion but in any case shall  not be an expense of  the Trustee or the  Certificate Insurer, to the effect  that such action  is necessary  or appropriate  to maintain  such qualification or to avoid  or minimize the risk  of the imposition of  such a tax.

          This  Agreement may  also  be  amended from  time  to  time by  the
Depositor, the Master Servicer, the  Seller and the Trustee with the  consent of the Certificate Insurer and the Holders  of a Majority in Interest of each
Class  of Regular Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of  the provisions of this Agreement or  of modifying in any manner the rights of the Holders of
Certificates; provided, however, that no such amendment shall (i) reduce in
              --------  -------
any manner the  amount of, or  delay the timing  of, payments required to  be distributed on  any Certificate  without the  consent of the  Holder of  such
Certificate, (ii) adversely  affect in any material respect  the interests of the Holders of any Class of Certificates in a manner other than as  described in  (i), without  the consent of  the Holders  of Certificates of  such Class evidencing, as to  such Class, Percentage Interests aggregating  66% or (iii)
reduce the  aforesaid percentages  of Certificates the  Holders of  which are required  to  consent to  any  such  amendment, without  the  consent of  the
Certificate   Insurer  and  the   Holders  of  all   such  Certificates  then
outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not cause the imposition of any tax on the Trust Fund or the Certificateholders or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to the Certificate
Insurer, each Certificateholder and each Rating Agency.

          It shall  not be necessary  for the  consent of  Certificateholders under this Section to approve the particular form  of any proposed amendment, but  it  shall be  sufficient  if such  consent  shall approve  the substance
thereof.   The  manner  of obtaining  such  consents and  of  evidencing  the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          SECTION 10.02. Recordation of Agreement; Counterparts.
                         --------------------------------------

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. Governing Law.
                         -------------

          THIS AGREEMENT SHALL BE CONSTRUED  IN ACCORDANCE WITH  AND GOVERNED
BY THE  SUBSTANTIVE LAWS OF  THE STATE OF  NEW YORK APPLICABLE  TO AGREEMENTS
MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS
AND  REMEDIES OF  THE  PARTIES  HERETO AND  THE  CERTIFICATEHOLDERS SHALL  BE
DETERMINED IN  ACCORDANCE WITH SUCH  LAWS WITHOUT REGARD TO THE CONFLICTS  OF
LAWS PRINCIPLES THEREOF.

          SECTION 10.04. Intention of Parties.
                         --------------------

          It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee.
However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

          The  Depositor for  the benefit  of the Certificateholders  and the
Certificate Insurer shall, to the extent consistent with this Agreement, take such actions  as may  be necessary  to ensure  that, if  this Agreement  were deemed  to create a security  interest in the assets of  the Trust Fund, such security  interest would be  deemed to  be a  perfected security  interest of first priority under applicable law and will be maintained as such throughout
the term  of  the Agreement.   The  Depositor shall  arrange  for filing  any
Uniform  Commercial Code  continuation  statements  in  connection  with  any security interest granted or  assigned to the Trustee for the  benefit of the
Certificateholders and the Certificate Insurer.

          SECTION 10.05. Notices.
                         -------

          (a) The Trustee shall use its best efforts to promptly provide notice to the Certificate Insurer and each Rating Agency and the Class R
Certificateholders with respect to each of the following of which it has actual knowledge:

            (i)  Any material change or amendment to this Agreement;

           (ii) The occurrence of any Event of Default that has not been cured;

          (iii) The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

           (iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.04 and 3.12; and

            (v)  The final payment to Certificateholders.

          In addition, the  Trustee shall promptly furnish to the Certificate
Insurer and each Rating Agency copies of the following:

            (i)  Each report to Certificateholders described in Section 4.04;

           (ii)  Each  annual statement as to compliance described in Section
3.17; and

          (iii) Each annual independent public accountants' servicing report described in Section 3.18.

          (b)   All  directions, demands  and notices  hereunder shall  be in writing and  shall be deemed to have been duly given when delivered to (a) in the case  of the  Depositor, CWABS,  Inc., 155 North  Lake Avenue,  Pasadena,
California 91101,  Attention:  Dave Walker, with a  copy to the same address,
Attention: Legal Department;  (b) in  the case  of the Seller  or the  Master
Servicer,  Countrywide Home  Loans,  Inc., 155  North Lake  Avenue, Pasadena,
California   91101, Attention: Dave Walker, with a  copy to the same address,
Attention:  Legal Department,  or  such  other address  as  may be  hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing;
(c) in  the case of the  Trustee, The Bank  of New York, 101  Barclay Street,
12E, New York, New York Attention: Corporate Trust MBS Administration or such other address as  the Trustee may hereafter  furnish to the Depositor  or the
Master Servicer;  (d) in  the case  of the  Rating Agencies,  (i) Standard  &
Poor's  Ratings  Services, a  division  of The  McGraw-Hill  Companies, Inc.,
Attention:   Mortgage  Surveillance, 25  Broadway, 20th  Floor, New  York, NY
10007  and (ii) Moody's  Investors Service, Attention:   Residential Mortgage
Monitoring, 99 Church Street, New  York, New York 10004; and (e)  in the case of the Certificate Insurer, MBIA  Insurance Corporation, 113 King Street, New
York    10504,  Attention:  Insured  Portfolio  Management-SF.    Notices  to
Certificateholders (other than  the initial Class R  Certificateholder) shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          SECTION 10.06. Severability of Provisions.
                         --------------------------

          If any  one or more  of the  covenants, agreements,   provisions or
terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants,  agreements, provisions  or terms  shall be deemed  severable from  the  remaining  covenants,  agreements, provisions  or  terms  of  this
Agreement and shall  in no way affect  the validity or enforceability  of the other provisions of  this Agreement or of  the Certificates or the  rights of the Holders thereof or the Certificate Insurer.

          SECTION 10.07. Assignment.
                         ----------

          Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee, Depositor and the Certificate Insurer.

          SECTION 10.08. Limitation on Rights of Certificateholders.
                         ------------------------------------------

          The death or incapacity of any Certificateholder shall  not operate
to  terminate   this  Agreement   or  the  Trust   Fund,  nor   entitle  such
Certificateholder's legal representative  or heirs to claim  an accounting or to take any action or commence any proceeding in any  court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless with the prior written consent of the Certificate Insurer, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.09. Inspection and Audit Rights.
                         ---------------------------

          The Master  Servicer agrees that,  on reasonable prior notice,   it
will permit any  representative of the Depositor, the  Certificate Insurer or the Trustee  during the Master  Servicer's normal business hours,  to examine all  the books of  account, records, reports  and other papers  of the Master
Servicer  relating  to  the  Mortgage  Loans, to  make  copies  and  extracts therefrom,  to cause such books to be audited by independent certified public accountants selected by the Depositor, the Certificate Insurer or the Trustee
and to  discuss its affairs, finances  and accounts relating to  the Mortgage
Loans with its officers, employees and independent public accountants (and by this  provision the  Master Servicer  hereby authorizes  such accountants  to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as  may be reasonably requested.  Any out-
of-pocket  expense incident to the exercise by  the Depositor, the Trustee or the Certificate Insurer of any right under  this Section 10.09 shall be borne by  the party requesting  such inspection; all  other such  expenses shall be borne by the Master Servicer.

          SECTION 10.10. Certificates Nonassessable and Fully Paid.
                         -----------------------------------------

          It is the intention of the Depositor that Certificate- holders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

          SECTION 10.11  The Certificate Insurer Default.
                         -------------------------------

          Any right conferred to the Certificate Insurer (including any right to payment pursuant to Section 4.04 hereof) shall be suspended during any period in which a Certificate Insurer Default exists and with respect to payment of premium amounts, the certificate insurer's rights will be suspended during any period in which a payment default under the Certificate
Insurance Policy is pending, however, such rights shall be reinstated immediately upon cure of any such default. At such time as the Certificates are no longer outstanding hereunder, and no amounts owed to the Certificate
Insurer hereunder remain unpaid, the Certificate Insurer's rights hereunder shall terminate.

          SECTION 10.12  Third Party Beneficiary.
                         -----------------------

          The parties agree that the Certificate Insurer is intended and shall have all rights of an intended third-party beneficiary of this Agreement.

                    *         *         *


          IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                         CWABS, INC.,
                           as Depositor




                         By:
                             -------------------------------
                         Name:
                         Title:


                         COUNTRYWIDE HOME LOANS, INC.,
                           as Master Servicer and Seller


                         By:
                              --------------------------------
                              Name:
                              Title:


                         THE BANK OF NEW YORK,
                           not in its individual capacity,
                           but solely as Trustee


                         By:
                              --------------------------------
                              Name:
                              Title:


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

          On this 27th day of February, 1997, before me, a notary public in and for said State, appeared David Walker, personally known to me on the basis of satisfactory evidence to be the Vice President, of CWABS, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                              -------------------------------
                                       Notary Public

(Notarial Seal)


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

          On this 27th day of February, 1997, before me, a notary public in and for said State, appeared Richard Constantino, personally known to me on the basis of satisfactory evidence to be a Vice President, of The Bank of New
York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                              -------------------------------
                                       Notary Public

(Notarial Seal)


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

          On this 27th day of February, 1997, before me, a notary public in and for said State, personally appeared David Walker, who is personally known to me or who proved to me, on the basis of satisfactory evidence, to be an Executive Vice President of Countrywide Home Loans, Inc., a New York corporation that executed the within instrument, and who also proved to me to be the person whose name is subscribed to the within instrument and who acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the within instrument, the corporation on behalf of which such person acted executed the within instrument.

          Witness my hand and official seal.



                              -------------------------------
                                       Notary Public

(Notarial Seal)

                                  EXHIBIT A

                         Certificate Insurance Policy



EXHIBIT B

                        (FORM OF CLASS A CERTIFICATE)

UNLESS THIS CERTIFICATE  IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE OF THE
DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION ("DTC"),  TO THE TRUSTEE OR
ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER, EXCHANGE  OR  PAYMENT,  AND  ANY
CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME
AS IS REQUESTED  BY AN AUTHORIZED REPRESENTATIVE  OF DTC (AND ANY  PAYMENT IS
MADE TO CEDE &  CO. OR TO SUCH OTHER ENTITY AS IS  REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR  TO ANY PERSON IS  WRONGFUL INASMUCH AS THE  REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


SOLELY  FOR U.S. FEDERAL INCOME TAX  PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS  ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

Certificate No.               :    ____

Cut-off Date                  :    __________, 1997

First Distribution Date       :    __________, 1997

Initial Principal
Balance of
this Certificate
("Denomination")              :    $

Initial Certificate
Principal Balance of


Class A-(1)(2)(3)(4)(5)
Certificates                  :    $

Maturity Date                 :    __________, 20__

CUSIP                         :    _________


                                 CWABS, INC.
                   Asset-Backed Certificates, Series 1997-1

     evidencing a percentage interest in the distributions allocable to the Class A-(1)(2)(3)(4)(5) Certificates with respect to a Trust
     Fund consisting primarily of a pool of conventional, sub-prime and prime mortgage loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties and the Certificate Insurance Policy (as defined below).

                          CWABS, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set
forth herein.   Accordingly, the  Class Certificate Principal Balance  at any
time may be  less than the Class  Certificate Principal Balance as  set forth herein.  This  Certificate does not evidence an obligation of, or an interest in,  and is  not guaranteed  by  the Depositor,  the Master  Servicer  or the
Trustee referred to  below or any  of their  respective affiliates.   Neither
this Certificate  nor the Mortgage  Loans are  guaranteed or  insured by  any governmental agency or instrumentality.

     This certifies  that _________________  is the  registered owner  of the
Percentage Interest evidenced by this  Certificate (obtained by dividing  the denomination of this Certificate by the aggregate of the denominations of all
Class A-(1)(2)(3)(4)(5) Certificates)  in certain monthly  distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited  by CWABS,
Inc. (the "Depositor")  and the Certificate Insurance Policy.  The Trust Fund
was  created pursuant  to  a  Pooling and  Servicing  Agreement  dated as  of
February 27,  1997 (the  "Agreement") among the  Depositor, Countrywide  Home
Loans, Inc.,  as seller and  servicer (in such  capacities, the  "Seller" and
"Master Servicer", respectively),  and The Bank of New  York, as trustee (the
"Trustee").   To  the extent not  defined herein, the  capitalized terms used
herein have  the meanings  assigned in  the Agreement.   This Certificate  is
issued under and  is subject to the  terms, provisions and conditions  of the
Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     MBIA Insurance Corporation (the "Certificate Insurer") has issued a certificate insurance policy (the "Certificate Insurance Policy") with respect to the Class A-(1)(2)(3)(4)(5) Certificates, a copy of which is attached to the Agreement.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record
Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A Certificates on such Distribution Date pursuant to Section 4.04 of the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution
Date.

     Distributions  on this  Certificate shall  be made  by wire  transfer of immediately available funds  to the account of the Holder hereof at a bank or
other   entity    having   appropriate    facilities   therefor,    if   such
Certificateholder shall have so notified the Trustee in writing at least five
Business Days  prior to  the related Record  Date and  such Certificateholder shall hold (A) Regular Certificates with aggregate principal denominations of not less than $5,000,000 or (B)  Class A Certificates evidencing a Percentage
Interest aggregating 10% or more  or, if not, by check mailed by  first class mail to  the address of  such Certificateholder appearing in  the Certificate
Register.  The  final distribution on each  Certificate will be made  in like manner, but  only upon presentment and  surrender of such  Certificate at the
Corporate Trust  Office or  such other  location specified  in the notice  to
Certificateholders of such final distribution.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This  Certificate  shall  not  be  entitled to  any  benefit  under  the
Agreement  or   be  valid   for  any  purpose   unless  the   certificate  of
authentication hereon has been manually  executed by an authorized officer of the Trustee.

                          *            *           *


     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 not in its individual
                                 capacity, but solely as
                                 Trustee



                                 By: ____________________________
                                     Name:
                                     Title:


CERTIFICATE OF AUTHENTICATION

This is one of the Class A
Certificates referred to in
the within-named Agreement

     ____________________,
     not in its individual
     capacity, but solely
     as Trustee



By: ______________________
    Authorized Signatory



                                  EXHIBIT C

                                  (RESERVED)




                                  EXHIBIT D


                        (FORM OF CLASS R CERTIFICATE)


THIS CLASS R CERTIFICATE HAS NO PRINCIPAL BALANCE, DOES NOT BEAR INTEREST AND
WILL NOT RECEIVE ANY DISTRIBUTIONS EXCEPT AS PROVIDED HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS  THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE
OF 1986, AS AMENDED (THE "CODE").

THIS CERTIFICATE IS  SUBORDINATE IN RIGHT OF PAYMENT  TO CERTAIN CERTIFICATES
AND  TO CERTAIN AMOUNTS  DUE TO THE  CERTIFICATE INSURER AS  DESCRIBED IN THE
AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE  "ACT").   ANY RESALE  OR TRANSFER  OF THIS  CERTIFICATE WITHOUT
REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED
FROM THE  REGISTRATION REQUIREMENTS OF  THE ACT  AND IN  ACCORDANCE WITH  THE
PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS  CERTIFICATE NOR ANY  INTEREST HEREIN MAY BE  TRANSFERRED UNLESS
THE  TRANSFEREE DELIVERS  TO THE  TRUSTEE EITHER  A REPRESENTATION  THAT SUCH
TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT
INCOME SECURITY  ACT OF  1974, AS  AMENDED ("ERISA"),  OR A  PLAN SUBJECT  TO
SECTION 4975 OF  THE CODE OR  A PERSON ACTING ON  BEHALF OF ANY SUCH  PLAN OR
USING  THE ASSETS  OF ANY  SUCH PLAN  (INCLUDING ANY INSURANCE  COMPANY USING
ASSETS IN ITS GENERAL OR SEPARATE ACCOUNTS THAT MAY CONSTITUTE ASSETS  OF ANY
SUCH PLAN), OR  AN OPINION OF  COUNSEL IN ACCORDANCE  WITH THE PROVISIONS  OF
SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.   SUCH REPRESENTATION SHALL
BE DEEMED TO HAVE BEEN  MADE TO THE TRUSTEE BY THE TRANSFEREE'S ACCEPTANCE OF
THIS CERTIFICATE OR BY THE ACCEPTANCE BY A BENEFICIAL OWNER OF THE BENEFICIAL
INTEREST REPRESENTED HEREBY  UNLESS THE TRUSTEE SHALL HAVE  RECEIVED FROM THE
TRANSFEREE AN ALTERNATIVE REPRESENTATION ACCEPTABLE IN FORM  AND SUBSTANCE TO
THE MASTER SERVICER AND THE DEPOSITOR.  NOTWITHSTANDING  ANYTHING ELSE TO THE
CONTRARY HEREIN,  ANY PURPORTED TRANSFER OF THIS  CERTIFICATE TO OR ON BEHALF
OF AN EMPLOYEE BENEFIT  PLAN SUBJECT TO ERISA  OR A PLAN SUBJECT TO  THE CODE
WITHOUT  AN OPINION  OF COUNSEL  SATISFACTORY TO  THE TRUSTEE AND  THE MASTER
SERVICER AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

(THIS  CERTIFICATE  REPRESENTS  THE "TAX  MATTERS  PERSON  RESIDUAL INTEREST"
ISSUED UNDER THE POOLING  AND SERVICING AGREEMENT  REFERRED TO BELOW AND  MAY
NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE  ASSUMPTION BY
THE TRANSFEREE OF THE DUTIES OF THE TRUSTEE UNDER SUCH AGREEMENT.)


Certificate No.               :    ____

Percentage Interest           :
evidenced by
this Certificate

Maturity Date                 :    ________, 20__


                                 CWABS, INC.
                   Asset-backed Certificates, Series 1997-1

     evidencing a percentage interest in the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional, sub-prime or prime loans (the
     "Mortgage Loans") secured by first or second liens on one- to four-family residential properties

                          CWABS, Inc., as Depositor


     This Certificate does not evidence an obligation of,  or an interest in, and is not  guaranteed by the Depositor,  the Master Servicer or  the Trustee
referred  to below  or  any of  their  respective affiliates.    Neither this
Certificate  nor  the  Mortgage  Loans  are  guaranteed  or  insured  by  any governmental agency or instrumentality.

     This certifies  that _______________________________  is the  registered owner of  the Percentage  Interest evidenced by  this Certificate  in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage
Loans deposited by CWABS, Inc. (the "Depositor").  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as of February 27,  1997
(the "Agreement")  among  the Depositor,  Countrywide  Home Loans,  Inc.,  as seller and servicer (in such  capacities, the "Seller" and "Master Servicer", respectively), and The  Bank of New York, as trustee (the "Trustee").  To the extent  not  defined herein,  the  capitalized  terms  used herein  have  the meanings assigned in the Agreement.  This  Certificate is issued under and is subject to the  terms, provisions and conditions  of the Agreement, to  which
Agreement  the Holder of this Certificate  by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the  proceeds of any remaining  assets of the  Trust
Fund  will  be made  only upon  presentation  and surrender  of this  Class R
Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     No transfer of  a Class R Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Act and any
applicable  state  securities  laws  or  is   exempt  from  the  registration
requirements under the Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Act and such laws, in order to assure compliance with the Act  and such laws, the Certificateholder desiring to effect such  transfer and such Certificateholder's  prospective transferee shall  each certify  to  the Trustee  in writing  the  facts surrounding  the
transfer.   In the event that such a  transfer is to be made within two years from the date of the initial issuance of Certificates pursuant  hereto, there shall  also be  delivered (except  in  the case  of the  initial  transfer by
Prudential Securities Incorporated or a transfer pursuant to Rule 144A of the
Regulations promulgated  pursuant to the  Act) to  the Trustee an  Opinion of
Counsel that such transfer may be made pursuant to an exemption  from the Act and  such state  securities  laws, which  Opinion  of  Counsel shall  not  be obtained at the expense of the Trustee, the Master Servicer or the Depositor.
The  Holder hereof  desiring to effect  such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the Certificate and the  Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of  a Class R Certificate  shall be made unless  the Trustee shall have received either (i) a  representation from the transferee of  such
Certificate,  acceptable to  and in  form and  substance satisfactory  to the
Trustee, to the effect that such  transferee is not an employee benefit  plan subject to Section 406  of ERISA or  Section 4975 of the  Code, nor a  person acting on behalf of any  such plan, or (ii) in the  case of any such Class  R
Certificate presented  for registration  in the name  of an  employee benefit plan subject  to ERISA or Section 4975 of  the Code (or comparable provisions of any  subsequent enactments), or  a trustee of  any such plan  or any other person acting on  behalf of any such plan, an Opinion of Counsel satisfactory to the  Trustee and the  Master Servicer to  the effect that the  purchase or holding of  such Class R  Certificate will  not result in  the assets  of the
Trust Fund  being deemed to  be "plan assets"  and subject to  the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer  to any obligation in addition to  those undertaken in this Agreement,  which Opinion  of Counsel  shall not  be an  expense of  the
Trustee or the Master Servicer.  Such representation shall be deemed  to have been  made  to  the Trustee  by  the  transferee's acceptance  of  a  Class R
Certificate (or by  the acceptance  by a beneficial  owner of the  beneficial interest represented  by  this Certificate)  unless  the Trustee  shall  have received from the transferee an alternative representation acceptable in form
and  substance to  the Master  Servicer and  the Depositor.   Notwithstanding
anything  else to the  contrary herein, any  purported transfer of  a Class R
Certificate to or  on behalf of an  employee benefit plan subject  to Section
406 of ERISA or a plan subject to Section 4975 of the Code without an Opinion of Counsel satisfactory to  the Trustee and the Master Servicer  as described above shall be void and of no effect.

Each Holder  of this Class R Certificate will be  deemed to have agreed to be bound by the restrictions of Section 5.02 of the Agreement, including but not limited to  the restrictions that  (i) each  person holding or  acquiring any
Ownership  Interest  in  this  Class   R  Certificate  must  be  a  Permitted
Transferee, (ii) no  Ownership Interest in  this Class R  Certificate may  be transferred  without delivery to the  Trustee of (a)  a transfer affidavit of the proposed  transferee and  (b) a transfer  certificate of  the transferor, each of such documents  to be in the form  described in the Agreement,  (iii)
each  person  holding or  acquiring any  Ownership Interest  in this  Class R
Certificate  must agree  to  require a  transfer affidavit  and to  deliver a transfer certificate  to the Trustee  as required pursuant to  the Agreement,
(iv) each person holding or acquiring  an Ownership Interest in this Class  R
Certificate must agree not to transfer an Ownership Interest in this  Class R
Certificate if it has actual knowledge that  the proposed transferee is not a
Permitted  Transferee and  (v) any  attempted  or purported  transfer of  any
Ownership  Interest  in  this  Class  R  Certificate  in  violation  of  such restrictions will be absolutely null and void  and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This  Certificate  shall  not  be  entitled to  any  benefit  under  the
Agreement  or   be  valid   for  any  purpose   unless  the   certificate  of
authentication hereon has been manually  executed by an authorized officer of the Trustee.

                          *            *           *


     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 not in its individual
                                 capacity, but solely as
                                 Trustee



                                 By:  _________________________
                                      Name:
                                      Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Class R
Certificates referred to in
the within-named Agreement

     ____________________,
     not in its individual
     capacity, but solely
     as Trustee





By:
    -----------------------
    Authorized Signatory



                                  EXHIBIT E

                      (Form of Reverse of Certificates)

                                 CWABS, INC.
                   Asset-Backed Certificates, Series 1997-1

     This  Certificate is  one of  a  duly authorized  issue of  Certificates designated as CWABS,  Inc., Asset-Backed Certificates, Series  1997-1, issued in six  Classes (Class  A-1 Certificates, Class  A-2 Certificates,  Class A-3
Certificates,  Class A-4  Certificates, Class  A-5 Certificates  and Class  R
Certificates,   herein   collectively   called   the   "Certificates"),   and
representing a beneficial ownership interest, as described in  the Agreement, in  (i) the Mortgage Loans, (ii) the  distributions thereon after the Cut-off
Date (to the extent described herein), (iii) the Certificate Account and such assets as are deposited therein from time to time and any investments thereof and (iv) the  Distribution Account and  such assets as are  deposited therein from time to time  and any investments thereof, together, in  each case, with any and all income, proceeds and payments with respect thereto.

     The Certificateholder,  by its  acceptance of  this Certificate,  agrees that it will look solely to the funds on deposit in the Distribution  Account
for  payment  hereunder  and   that  the  Trustee   is  not  liable  to   the
Certificateholders  for  any amount  payable  under this  Certificate  or the
Agreement  or, except as expressly provided in  the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     The Agreement  permits, with  certain exceptions  therein provided,  the amendment thereof and  the modification of the rights  and obligations of the
Trustee and the rights of  the Certificateholders under the Agreement  at any time by the Depositor,  the Master Servicer, the Seller and  the Trustee with the consent  of the  Certificate Insurer  and the  Holders of  a Majority  in
Interest of  each Class of  Regular Certificates affected by  such amendment.
Any such consent  by the Holder of  this Certificate shall be  conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate  issued upon the transfer hereof or  in exchange hereof or in lieu  hereof  whether or  not  notation of  such  consent is  made  upon this
Certificate.   The Agreement also  permits the amendment thereof,  in certain limited  circumstances, without  the  consent of  the Holders  of any  of the
Certificates.

     As provided in the Agreement  and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register of the  Trustee upon surrender of this  Certificate for registration of transfer at the Corporate Trust Office or the office or  agency maintained by the  Trustee in New York, New York, accompanied by a written instrument of transfer in  form satisfactory to  the Trustee and the  Certificate Registrar duly executed by the holder hereof  or such holder's attorney duly authorized in  writing, and thereupon one or more  new Certificates of the same Class in
authorized  denominations  and  evidencing   the  same  aggregate  Percentage
Interest  in the Trust  Fund will be  issued to the  designated transferee or transferees.

     The  Certificates are issuable  only as registered  Certificates without
coupons  in denominations specified  in the  Agreement.   As provided  in the
Agreement and subject to certain  limitations therein set forth, Certificates are  exchangeable  for new  Certificates  of  the  same Class  in  authorized denominations  and  evidencing  the same  aggregate  Percentage  Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Master Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date  on which the Pool Stated Principal  Balance is less than or equal to 10% of the aggregate Cut-off Date Principal Balances of the Mortgage Loans, the Master Servicer (and the Certificate Insurer, if  the
initial  Master Servicer  is no  longer the  Master  Servicer) will  have the option to repurchase, in  whole, from the Trust  Fund all remaining  Mortgage
Loans  and all property acquired in respect  of the Mortgage Loans.  Any such repurchase will be made at a price equal to the sum of (i) 100% of the Stated
Principal  Balance  of each  Mortgage  Loan (other  than  in  respect of  REO
Property) plus accrued interest thereon  at the applicable Mortgage Rate (or, if such repurchase  is effected by the Master Servicer, at the applicable Net
Mortgage Rate),  (ii) the  appraised value  of any  REO Property  (up to  the
Stated Principal Balance of the related Mortgage  Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the
Trustee, (iii) any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances,  made prior to the exercise of  such option and
(iv) any Reimbursement Amounts owed to the Certificate Insurer.  In the event
that   no   such   optional   termination   occurs,   the   obligations   and
responsibilities created  by the Agreement  will terminate upon the  later of the maturity or  other liquidation (or  any advance with respect  thereto) of the last Mortgage Loan remaining in the Trust Fund  or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant  to the Agreement.  In no  event, however,  will  the  trust  created  by the  Agreement  continue  beyond  the expiration of 21 years from the death of the last survivor of the descendants living  at  the date  of the  Agreement of  the certain  person named  in the
Agreement.

     Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.


                                  ASSIGNMENT
                                  ----------


     FOR  VALUE RECEIVED,  the  undersigned  hereby  sell(s),  assign(s)  and transfer(s) unto _______________________________
______________________________________________________________
______________________________________________________________
______________________________________________________________
(Please  print or  typewrite name  and address including  postal zip  code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I  (We) further direct the Trustee to issue  a new Certificate of a like denomination  and  Class,  to  the  above named  assignee  and  deliver  such
Certificate to the following address:
_______________________________________________________________.


Dated:
                         ______________________________________
                         Signature by or on behalf of assignor






                          DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions  shall  be  made,  by  wire  transfer  or  otherwise,   in
immediately available funds to _______________________________
________________________________________________________________,
for the account of _____________________________________________,
account  number   _______________,  or,  if   mailed  by  check,   to  ______
________________________________________________________________.  Applicable
statements should be mailed to _______________________
________________________________________________________________.

     This information is provided by ___________________________, the assignee named above, or ___________________________________, as its agent.




STATE OF            )
                    )  ss.:
COUNTY OF           )


          On the __ day of _________, 19__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                              ------------------------------
                                     Notary Public

(Notarial Seal)



                                 EXHIBIT F-1

                            MORTGAGE LOAN SCHEDULE




                                 EXHIBIT F-2

                        SPECIAL MORTGAGE LOAN SCHEDULE




                                  EXHIBIT G

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                    (date)


(Depositor)

(Master Servicer)

(Certificate Insurer)


_____________________


          Re:  Pooling and Servicing Agreement dated as of
               February 27, 1997 among CWABS, Inc., as Depositor, Countrywide
               Home Loans, Inc., as Seller  and Master Servicer, and The Bank
               of New York, as Trustee, Asset-Backed Certificates, Series
               1997-1
               --------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached list of exceptions) it has received:

     (i)    the  original  Mortgage  Note, endorsed  by  the  Seller  or  the originator of  such Mortgage  Loan, without recourse  in the  following form:
"Pay to the order of                   , without recourse"; and
                     ------------------

    (ii)  a duly executed assignment of the Mortgage in the form permitted by
Section 2.01 of the Pooling and Servicing Agreement referred to above.

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

     The  Trustee  has  made  no  independent  examination  of  any documents contained in  each Mortgage File  beyond the review specifically  required in the above-referenced Pooling  and Servicing Agreement.  The  Trustee makes no
representations   as  to:     (i)   the   validity,  legality,   sufficiency,
enforceability  or genuineness  of any  of  the documents  contained in  each
Mortgage File of  any of the Mortgage  Loans identified on the  Mortgage Loan
Schedule  or   (ii)  the  collectibility,   insurability,  effectiveness   or
suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing
Agreement.

                         The Bank of New York,
                           as Trustee


                         By:
                            -----------------------------
                            Name:
                            Title:




                                 EXHIBIT G-1

                   FORM OF INTERIM CERTIFICATION OF TRUSTEE

                                    (date)


(Depositor)

(Master Servicer)

(Certificate Insurer)


_____________________


          Re:  Pooling and Servicing Agreement dated as of
               February 27, 1997 among CWABS, Inc., as Depositor, Countrywide
               Home Loans, Inc., as Seller  and Master Servicer, and The Bank
               of New York, as Trustee, Asset-Backed Certificates, Series
               1997-1
               --------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as listed in the following paragraph, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached list of exceptions) it has received:

     (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form:
"Pay to the order of __________________________ without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

    (ii)  the original recorded Mortgage;

   (iii)  a duly executed assignment of the Mortgage in the form permitted by
Section 2.01 of the Pooling and Servicing Agreement referred to above;

    (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

     (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

    (vi) the original or duplicate original lender's title policy and all riders thereto or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

     If the Trustee has not received the original recorded Mortgage or an original recorded assignment of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv) above, as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v), (vi),  (viii), (xiii) and (xiv) of the  definition of the "Mortgage Loan
Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The  Trustee  has  made no  independent  examination  of any  documents contained in  each Mortgage File  beyond the review specifically  required in the above-referenced Pooling  and Servicing Agreement.  The  Trustee makes no
representations   as  to:     (i)   the   validity,  legality,   sufficiency,
enforceability  or genuineness  of any  of  the documents  contained in  each
Mortgage File of  any of the Mortgage  Loans identified on the  Mortgage Loan
Schedule  or   (ii)  the   collectibility,  insurability,   effectiveness  or
suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing
Agreement.

                         The Bank of New York,
                           as Trustee


                         By:
                            -----------------------------
                            Name:
                            Title:




                                  EXHIBIT H


                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    (date)


(Depositor)

(Master Servicer)

(Seller)

(Certificate Insurer)
_____________________


Re:  Pooling  and Servicing  Agreement dated  as of  February 27,  1997 among
     CWABS, Inc., as  Depositor, Countrywide Home Loans, Inc.,  as Seller and
     Master Servicer, and The Bank of New York, as Trustee, Asset-Backed
     Certificates, Series 1997-1
     ------------------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception
Report) it has received:

       (i)  the  original Mortgage  Note,  endorsed  by  the  Seller  or  the originator of  such Mortgage  Loan, without recourse  in the  following form:
"Pay  to  the  order   of  _________________  without  recourse",   with  all
intervening endorsements that  show a complete chain of  endorsement from the originator to the Seller;

      (ii)  the original recorded Mortgage;

     (iii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01 of the Pooling and Servicing Agreement referred to above;

      (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

       (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any, with evidence of recording thereon if recordation thereof is permissible under applicable law; and

      (vi) the original or duplicate original lender's title policy and all riders thereto or any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

     If the public recording office in which a Mortgage or assignment thereof is recorded has retained the original of such Mortgage or assignment, the Trustee has received, in lieu thereof, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office.

     Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv),
(v),  (vi), (viii), (xiii),  (xiv), (xv) and  (xvi) of the  definition of the
"Mortgage  Loan  Schedule" in  Section  1.01  of  the Pooling  and  Servicing
Agreement accurately reflects information set forth in the Mortgage File.

      The  Trustee has  made  no  independent  examination of  any  documents contained in  each Mortgage File  beyond the review specifically  required in the above-referenced Pooling  and Servicing Agreement.  The  Trustee makes no
representations   as  to:     (i)   the   validity,  legality,   sufficiency,
enforceability  or genuineness  of any  of  the documents  contained in  each
Mortgage File of  any of the Mortgage  Loans identified on the  Mortgage Loan
Schedule   or  (ii)  the   collectibility,  insurability,   effectiveness  or
suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing
Agreement.

                         The Bank of New York,
                           as Trustee


                         By:
                             ----------------------------
                             Name:
                             Title:




                                  EXHIBIT I

                              TRANSFER AFFIDAVIT



STATE OF            )
                    ) ss.:
COUNTY OF           )


     The undersigned, being first duly sworn, deposes and says as follows:

     1.   The  undersigned is  an officer  of  _______________, the  proposed
Transferee  of  an   Ownership  Interest  in  a  Class   R  Certificate  (the
"Certificate") issued pursuant to the  Pooling and Servicing Agreement, dated as of  February 27,  1997 (the  "Agreement"), by  and among  CWABS, Inc.,  as depositor  (the "Depositor"),  Countrywide  Home Loans,  Inc., as  Seller and
Master Servicer  and The  Bank of New  York, as  Trustee.   Capitalized terms
used, but not defined herein or in Exhibit  1 hereto, shall have the meanings
ascribed to  such terms in the Agreement.   The Transferee has authorized the
undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or
(ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     4.   The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding  the Certificate if at any time during the taxable  year of the  pass-through entity a  Person that is not  a
Permitted Transferee is the record holder of an interest in such entity.  The
Transferee understands that such tax will not  be imposed for any period with respect to  which the record  holder furnishes to the  pass-through entity an affidavit  that  such  record  holder  is  a  Permitted  Transferee  and  the pass-through entity  does not  have actual knowledge  that such  affidavit is
false.   (For  this purpose,  a  "pass-through entity"  includes a  regulated investment company,  a real estate investment  trust or common trust  fund, a partnership, trust or estate, and certain cooperatives and,  except as may be provided in Treasury  Regulations, persons holding interests  in pass-through entities as a nominee for another Person.)

     5.   The Transferee  has reviewed the  provisions of Section  5.02(c) of the  Agreement (attached  hereto  as  Exhibit 2  and  incorporated herein  by reference) and  understands the legal  consequences of the acquisition  of an
Ownership  Interest in  the Certificate  including,  without limitation,  the restrictions on subsequent Transfers and the provisions regarding voiding the
Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and  to abide by the provisions  of Section 5.02(c) of  the Agreement and the
restrictions  noted  on  the  face   of  the  Certificate.    The  Transferee
understands and agrees that any breach of any of the representations included herein shall render  the Transfer to the Transferee  contemplated hereby null and void.

     6.   The  Transferee agrees  to require  a Transfer  Affidavit from  any
Person to whom the Transferee attempts to Transfer its  Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the
Transferee is  acting as nominee, trustee  or agent, and  the Transferee will not Transfer its  Ownership Interest  or cause any  Ownership Interest to  be
Transferred  to any  Person  that the  Transferee knows  is  not a  Permitted
Transferee.   In connection  with any  such Transfer  by the  Transferee, the
Transferee agrees  to deliver to  the Trustee a certificate  substantially in the form set forth as Exhibit M to the Agreement (a "Transferor Certificate")
to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class R Certificates.

     8.   The Transferee's taxpayer identification number is _____.

     9.     The  Transferee is  a  U.S. Person  as  defined in  Code  Section
7701(a)(3D).

    10. The Transferee is aware that the Class R Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.
In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

                          *           *           *

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 19__.

                              (NAME OF TRANSFEREE)


                              By:____________________________
                                 Name:
                                 Title:

(Corporate Seal)

ATTEST:


_________________________
(Assistant) Secretary

     Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ____ day of _______, 19__.



                                   ______________________________
                                           NOTARY PUBLIC

                                   My Commission expires the ___ day of _______________, 19__.


                                                                    EXHIBIT 1


                             Certain Definitions
                            -------------------


     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee":   Any Person  other than (i) the  United States,
any State or political subdivision  thereof, or any agency or instrumentality
of  any   of  the  foregoing,   (ii)  a  foreign   government,  International
Organization or  any agency  or instrumentality of  either of  the foregoing,
(iii) an organization (except certain farmers' cooperatives described in Code
Section  521) that  is exempt  from  tax imposed  by Chapter  1  of the  Code
(including the  tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect  to  any Class  R  Certificate,  (iv)  rural electric  and  telephone cooperatives described  in Code Section  1381(a)(2)(c), (v) a Person  that is not a  citizen or resident of the  United States, a corporation, partnership, or other  entity created  or organized  in or  under the laws  of the  United
States  or any  political subdivision  thereof, or  an estate or  trust whose income from sources without the United States  is  includable in gross income for United  States federal income  tax purposes regardless of  its connection with the conduct of a trade or business within the United States and (vi) any other Person so  designated by the Trustee  based upon an Opinion  of Counsel that the Transfer of  an Ownership Interest in a Class  R Certificate to such
Person may  cause the Trust Fund  to fail to qualify  as a REMIC at  any time
that certain  Certificates  are  Outstanding.   The  terms  "United  States,"
"State" and "International Organization" shall have the meanings set forth in
Code Section 7701 or successor provisions.  A corporation will not be treated as an  instrumentality of  the United  States or  of any  State or  political subdivision thereof if  all of its activities  are subject to tax,  and, with the exception  of the  FHLMC, a  majority of  its board of  directors is  not selected by such governmental unit.

     "Person":    Any  individual, corporation,  partnership,  joint venture, bank,  joint  stock  company,  trust  (including  any  beneficiary  thereof),
unincorporated   organization  or  government  or  any  agency  or  political subdivision thereof.

     "Transfer":  Any  direct or indirect  transfer or sale of  any Ownership
Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

     "Transferee":   Any Person  who is acquiring  by Transfer  any Ownership
Interest in a Certificate.



                                                                    EXHIBIT 2


                       Section 5.02(c) of the Agreement
                       --------------------------------



          (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii)    No  Ownership Interest  in  a  Class  R  Certificate may  be
     registered  on  the  Closing Date  or  thereafter  transferred,  and the
     Trustee  shall not  register the  Transfer  of any  Class R  Certificate unless, in  addition to the certificates required to be delivered to the
     Trustee under  subparagraph  (b)  above,  the Trustee  shall  have  been furnished with an affidavit (a "Transfer Affidavit") of the initial
                                     ------------------
     owner or the proposed transferee in the form attached hereto as Exhibit I.


        (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership
     Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section
     5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this
     Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer
     Affidavit, Transferor Certificate and either the Rule 144A Letter or the
     Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time.
     Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Master Servicer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller, the Certificate Insurer or the Master Servicer to the effect that the elimination of such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder, the Certificate
Insurer or  another Person.  Each Person holding  or acquiring  any Ownership
Interest in a Class R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted
Transferee.




                                  EXHIBIT J

                      FORM OF TRANSFEROR CERTIFICATE FOR
                             CLASS R CERTIFICATES



                                                  Date:

CWABS, Inc.,
     as Depositor
155 North Lake Avenue
Pasadena, California 91101

The Bank of New York,
     as Trustee
101 Barclay Street, 12E
New York, New York  10286

          Re:  CWABS, Inc. Asset-Backed
               Certificates, Series 1997-1
               ---------------------------------

Ladies and Gentlemen:

          In connection with our disposition of the Class __ Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of Section 5 of the Act and (c) if we are disposing of a Class R
Certificate,  we  have  no  knowledge  the  Transferee  is  not  a  Permitted
Transferee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of February 27, 1997, among CWABS, Inc., as Depositor, Countrywide
Home Loans, Inc., as Seller and Master Servicer, and The Bank of New York, as
Trustee.

                                   Very truly yours,

                                   _____________________________
                                   Name of Transferor

                                   By: _________________________
                                       Name:
                                       Title:




                                  EXHIBIT K


                FORM OF INVESTMENT LETTER (NON-RULE 144A) FOR
                             CLASS R CERTIFICATES


                                                  Date:



CWABS, Inc.,
     as Depositor
155 North Lake Avenue
Pasadena, California 91101

The Bank of New York,
     as Trustee
101 Barclay Street, 12E
New York, New York  10286

          Re:  CWABS, Inc. Asset-Backed


               Certificates, Series 1997-1
               ---------------------------------

Ladies and Gentlemen:

          In connection with our acquisition  of the Class __ Certificates in
the Denomination of                 (the "Certificates"), we certify that (a)
                    ---------------
we  understand that  the  Certificates  are not  being  registered under  the
Securities Act of 1933, as amended (the "Act"), or any state  securities laws and  are being  transferred to us  in a  transaction that is  exempt from the registration  requirements of  the  Act and  any  such laws,  (b)  we are  an
"accredited investor,"  as defined  in Regulation D  under the Act,  and have such knowledge and  experience in financial and business matters  that we are
capable  of   evaluating  the  merits   and  risks  of  investments   in  the
Certificates, (c) we have had the opportunity to ask questions of and receive answers from  the Depositor concerning  the purchase of the  Certificates and all  matters relating thereto or any  additional information deemed necessary to our decision  to purchase the Certificates, (d)  either (i) we are  not an employee  benefit plan  that is  subject  to the  Employee Retirement  Income
Security Act  of 1974, as amended, nor a plan  subject to Section 4975 of the
Internal Revenue Code of  1986 (each of the foregoing, a "Plan"),  nor are we acting  on behalf  of any  Plan or  (ii) if  we are  an insurance  company, a representation  that we  are an  insurance company  which is  purchasing such
Certificates with funds  contained in an "insurance  company general account"
(as such term  is defined  in Section  V(e) of  Prohibited Transaction  Class
Exemption 95-60  ("PTCE 95-60")) and  that the purchase  and holding  of such
Certificates  are  covered  under  PTCE  95-60,  (e)  we  are  acquiring  the
Certificates  for investment for our own  account and not with  a view to any distribution of such Certificates  (but without prejudice to our right at all times to  sell or otherwise  dispose of  the Certificates in  accordance with clause (g) below),  (f) we have not offered  or sold any Certificates  to, or solicited  offers to  buy any  Certificates  from, any  person, or  otherwise approached or negotiated with  any person with respect thereto,  or taken any other action that  would result in a violation  of Section 5 of  the Act, and
(g)  we will  not sell,  transfer or  otherwise dispose  of any  Certificates unless (1) such  sale, transfer or other  disposition is made pursuant  to an effective  registration  statement under  the  Act  or  is exempt  from  such registration requirements, and  if requested, we will at  our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from  the Act,  (2)  the  purchaser or  transferee  of  such Certificate  has executed and delivered to you a certificate to  substantially the same effect as  this certificate,  and  (3)  the purchaser  or  transferee has  otherwise complied  with any  conditions  for transfer  set  forth in  the  Pooling and
Servicing Agreement  dated as of  February 27, 1997 (the  "Agreement"), among
CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master
Servicer, and The Bank  of New York, as Trustee.  All  capitalized terms used herein but not defined herein shall have the meanings assigned to them in the
Agreement.

                                   Very truly yours,

                                   ___________________________
                                   Name of Transferee

                                   By: _______________________
                                       Name:
                                       Title:





                                  EXHIBIT L

                         FORM OF RULE 144A LETTER FOR
                             CLASS R CERTIFICATES



                                                  Date:

CWABS, Inc.,
     as Depositor
155 North Lake Avenue
Pasadena, California 91101

The Bank of New York,
     as Trustee
101 Barclay Street, 12E
New York, New York  10286

          Re:  CWABS, Inc. Asset-Backed
               Certificates, Series 1997-1
               ---------------------------------

Ladies and Gentlemen:

          In  connection   with  our   proposed  purchase   of  the   Class R
Certificates (the "Certificates") we certify  that (a) we understand that the
Certificates are not  being registered under  the Securities Act of  1933, as amended (the "Act"), or  any state securities laws and  are being transferred to us in a transaction that  is exempt from the registration requirements  of the Act  and any  such laws,  (b) we  have such knowledge  and experience  in financial and business matters  that we are capable of evaluating  the merits and risks of investments in the Certificates, (c) we have had the opportunity to  ask questions of  and receive answers  from the Depositor  concerning the purchase  of  the  Certificates  and  all matters  relating  thereto  or  any additional  information deemed  necessary  to our  decision  to purchase  the
Certificates, (d) or either  (i) we are not an employee  benefit plan that is subject to the Employee Retirement  Income Security Act of 1974, as  amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we  acting on behalf of any Plan or (ii)
if we are  an insurance company,  a representation that  we are an  insurance company  which is  purchasing such  Certificates with  funds contained  in an
"insurance company general account" (as such term  is defined in Section V(e)
of Prohibited Transaction Class Exemption  95-60 ("PTCE 95-60")) and that the purchase and holding  of such Certificates are covered  under PTCE 95-60, (e)
we have  not, nor  has  anyone acting  on  our behalf  offered,  transferred, pledged, sold or otherwise  disposed of the Certificates, any interest in the
Certificates or any  other similar security to, or solicited any offer to buy or  accept a transfer,  pledge or other disposition  of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or  negotiated with respect  to the Certificates, any  interest in the  Certificates or  any other  similar  security with,  any  person in  any manner, or made  any general solicitation by means of  general advertising or in any  other manner,  or taken  any other  action, that  would constitute  a distribution  of the  Certificates under  the  Securities Act  or that  would render the disposition  of the Certificates a  violation of Section 5  of the
Securities Act  or require registration  pursuant thereto, nor will  act, nor has authorized  or will  authorize any  person to  act, in  such manner  with respect to the Certificates, and (f) we are a "qualified institutional buyer"
as  that term  is defined  in Rule  144A under  the Securities  Act  and have completed either of the forms of certification to that effect attached hereto as Annex 1 or  Annex 2.  We are  aware that the sale  to us is being made  in reliance on Rule 144A.  We are acquiring the Certificates for our own account or  for resale  pursuant  to  Rule 144A  and  further,  understand that  such
Certificates  may  be resold,  pledged or  transferred only  (i) to  a person reasonably believed to be a  qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on  Rule 144A, or (ii) pursuant to  another exemption from registration under the Securities Act.  All capitalized terms used herein but not defined herein shall have  the  meanings assigned  to  them  in the  Pooling  and  Servicing
Agreement dated  as of  February 27, 1996, among  CWABS, Inc.,  as Depositor,
Countrywide Home Loans, Inc., as Seller and Master Servicer, and The  Bank of
New York, as Trustee.


                                   ______________________________
                                   Name of Buyer


                                   By: __________________________
                                       Name:
                                       Title:

                                                       ANNEX 1 TO EXHIBIT L
                                                       --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

--------------------

     /F1/ Buyer  must own  and/or invest  on a  discretionary basis  at least
          $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         (For Transferees Other Than Registered Investment Companies)


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1.   As indicated  below, the undersigned  is the  President, Chief
Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________/F1/ in securities
(except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ___  Corporation, etc.  The Buyer is a corporation (other than a
               ----------------
bank, savings and loan association or similar  institution), Massachusetts or similar  business trust, partnership, or charitable organization described in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          ___  Bank.  The Buyer (a) is a national bank or banking institution
               ----
organized under the laws of any State, territory or the District of Columbia, the  business of which is substantially confined to banking and is supervised by the State  or territorial banking commission  or similar official or  is a foreign bank  or equivalent institution, and (b) has  an audited net worth of
at  least  $25,000,000  as  demonstrated  in  its  latest  annual   financial
statements, a copy of which is attached hereto.
            ----------------------------------

          ___  Savings and Loan.  The Buyer (a) is a savings and loan
               ----------------
association,  building  and  loan association,  cooperative  bank,  homestead association or  similar institution,  which is supervised  and examined  by a
State or Federal  authority having supervision over any  such institutions or is a foreign savings and loan  association or equivalent institution and  (b)
has an  audited net  worth of  at least  $25,000,000 as  demonstrated in  its latest annual financial statements, a copy of which is attached hereto.

          ___  Broker-dealer.  The Buyer is a dealer registered pursuant to
               -------------
Section 15 of the Securities Exchange Act of 1934.

          ___  Insurance Company.  The Buyer is an insurance company whose
               -----------------
primary  and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by  insurance companies and which is subject to supervision by the insurance commissioner  or a similar official or agency of a State, territory or the District of Columbia.

          ___  State or Local Plan.  The Buyer is a plan established and
               -------------------
maintained  by  a  State,  its  political  subdivisions,  or  any  agency  or instrumentality of the  State or its political subdivisions,  for the benefit of its employees.

          ___  ERISA Plan.  The Buyer is an employee benefit plan within the
               ----------
meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___  Investment Advisor.  The Buyer is an investment advisor
               ------------------
registered under the Investment Advisors Act of 1940.

          ___  Small Business Investment Company.  The Buyer is a small
               ---------------------------------
business   investment   company   licensed  by   the   U.S.   Small  Business
Administration under Section  301(c) or (d) of the  Small Business Investment
Act of 1958.

          ___  Business Development Company.  The Buyer is a business
               ----------------------------
development  company  as defined  in  Section  202(a)(22) of  the  Investment
Advisors Act of 1940.

          ___  Trust Fund.  The Buyer is a trust fund whose trustee is a bank
               ----------
or trust company and whose participants are exclusively State or  Local Plans or  ERISA Plans  as defined  above,  and no  participant of  the Buyer  is an individual retirement account or an H.R. 10 (Keogh) plan.

          3.  The term "securities" as used herein does not include (i)
                        ----------                 ----------------
securities of  issuers that  are affiliated with  the Buyer,  (ii) securities that are part of an unsold allotment  to or subscription by the Buyer, if the
Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv)
loan participations,  (v) repurchase  agreements, (vi)  securities owned  but subject  to a  repurchase agreement  and  (vii) currency,  interest rate  and commodity swaps.

          4.  For purposes of  determining the aggregate amount of securities owned and/or  invested on a discretionary basis by  the Buyer, the Buyer used the cost  of such securities  to the  Buyer and  did not include  any of  the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities  holdings in its financial statements  on the basis of their market value, and (ii) no current  information with respect to the cost
of  those securities  has been published.   If  clause (ii) in  the preceding
sentence  applies, the  securities  may be  valued at  market.   Further,  in
determining such  aggregate amount,  the Buyer  may have included  securities owned  by  subsidiaries of  the  Buyer, but  only  if  such subsidiaries  are
consolidated   with  the  Buyer  in  its  financial  statements  prepared  in
accordance  with  generally   accepted  accounting  principles  and   if  the
investments of  such subsidiaries  are managed  under the  Buyer's direction.
However, such securities were not included if  the Buyer is a majority-owned, consolidated  subsidiary of another enterprise and  the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule
144A.

          6.  Until  the date of  purchase of the  Rule 144A Securities,  the
Buyer will notify each of  the parties to which this certification is made of any changes in the information and conclusions herein.  Until such  notice is
given,  the  Buyer's   purchase  of  the   Certificates  will  constitute   a
reaffirmation  of this  certification as of  the date  of such purchase.   In
addition,  if the Buyer is a bank or  savings and loan is provided above, the
Buyer agrees  that it will furnish  to such parties updated  annual financial statements promptly after they become available.


                                   _____________________________
                                           Name of Buyer


                                   By: _________________________
                                       Name:
                                       Title:

                                   Date: _______________________


                                                       ANNEX 2 TO EXHIBIT L
                                                       --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

          (For Transferees That are Registered Investment Companies)


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1.   As indicated  below, the undersigned  is the  President, Chief
Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's
Family  of Investment  Companies, owned  at least $100,000,000  in securities
(other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.
If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3.  The term "Family of Investment Companies" as used herein means
                        ------------------------------
two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of  being majority  owned  subsidiaries of  the same  parent  or because  one investment adviser is a majority owned subsidiary of the other).

          4.  The term "securities" as used herein does not include (i)
                        ----------
securities of issuers that are affiliated  with the Buyer or are part of  the
Buyer's  Family  of  Investment  Companies,  (ii)   bank  deposit  notes  and
certificates  of  deposit,   (iii)  loan   participations,  (iv)   repurchase
agreements, (v)  securities owned but  subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

          5.   The Buyer is familiar with Rule  144A and understands that the parties  listed  in  the  Rule  144A Transferee  Certificate  to  which  this certification relates are relying and will continue to rely on the statements made herein because  one or more sales  to the Buyer  will be in reliance  on
Rule 144A.   In addition, the  Buyer will only  purchase for the  Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                   ______________________________
                                   Name of Buyer or Adviser


                                   By: __________________________
                                       Name:
                                       Title:

                                   IF AN ADVISER:


                                   ______________________________
                                   Name of Buyer


                                   Date: ________________________




                                  EXHIBIT M

                             REQUEST FOR RELEASE


                                (for Trustee)

Loan Information
----------------

     Name of Mortgagor:            ______________________________

     Master Servicer
     Loan No.:                     ______________________________

Trustee
-------

     Name:                         ______________________________

     Address:                      ______________________________

                                   ______________________________

     Trustee
     Mortgage File No.:            ______________________________

     The undersigned Master Servicer hereby acknowledges that it has received from _______________________________________,  as Trustee for  the Holders of
Asset-Backed Certificates,  Series 1997-1,  the documents  referred to  below
(the  "Documents").   All capitalized  terms  not otherwise  defined in  this
Request for  Release shall have  the meanings given  them in the  Pooling and
Servicing Agreement dated as of February 27, 1997 (the "Pooling and Servicing
Agreement") among CWABS, Inc., as Depositor, Countrywide Home Loans, Inc., as
Seller and Master Servicer, and the Trustee.

( ) Mortgage Note dated ___________, 19__, in the original principal sum of $________, made by __________________, payable to, or endorsed to the order of, the Trustee.

( )  Mortgage    recorded   on    _________________    as   instrument    no.
     ________________  in  the County  Recorder's  Office  of  the County  of
     ________________,   State   of   _______________   in   book/reel/docket
     _______________ of official records at page/image _____________.

( )  Deed   of  Trust  recorded   on  _________________  as   instrument  no.
     ________________  in  the  County Recorder's  Office  of  the  County of
     ________________,   State   of   _______________   in   book/reel/docket
     _______________ of official records at page/image _____________.

( )  Assignment  of Mortgage  or Deed  of Trust  to the Trustee,  recorded on
     _________________  as instrument no. __________ in the County Recorder's
     Office  of  the  County  of  __________,  State  of  _______________  in
     book/reel/docket  _______________  of  official  records  at  page/image
     _____________.

( )  Other  documents,   including  any  amendments,   assignments  or  other
     assumptions of the Mortgage Note or Mortgage.

     ( )  ______________________________________________

     ( )  ______________________________________________

     ( )  ______________________________________________

     ( )  ______________________________________________

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master
     Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                   (Master Servicer)

                                   By  _______________________

                                   Its _______________________

Date: _________________, 19__




                                  EXHIBIT N

                             REQUEST FOR RELEASE
            (Mortgage Loans Paid in Full, Repurchased or Replaced)

                   OFFICER'S CERTIFICATE AND TRUST RECEIPT
                          ASSET-BACKED CERTIFICATES,
                                Series 1997-1



__________________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE  Master Servicer, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER
SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND
SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

(ALL PAYMENTS  OF PRINCIPAL  AND INTEREST  HAVE BEEN  MADE.)  (THE  (PURCHASE
PRICE)  (MORTGAGE LOAN  REPURCHASE PRICE)  FOR SUCH  MORTGAGE LOANS  HAS BEEN
PAID.)  (THE MORTGAGE LOANS  HAVE BEEN LIQUIDATED AND THE RELATED  (INSURANCE
PROCEEDS) (LIQUIDATION PROCEEDS) HAVE BEEN DEPOSITED PURSUANT TO SECTION 3.13
OF  THE POOLING AND SERVICING  AGREEMENT.)  (A  REPLACEMENT MORTGAGE LOAN HAS
BEEN DELIVERED TO  THE TRUSTEE IN THE MANNER AND OTHERWISE IN ACCORDANCE WITH
THE CONDITIONS  SET  FORTH IN  SECTIONS  2.02 AND  2.03  OF THE  POOLING  AND
SERVICING AGREEMENT.)

LOAN NUMBER:_______________        BORROWER'S NAME:_____________

COUNTY:____________________

(For Substitution  or Repurchase  Only:  The  Master Servicer  certifies that
(an) (no) opinion is required by Section 2.05 (and is attached hereto).)


I  HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS,
THAT  ARE REQUIRED  TO BE  DEPOSITED IN  THE CERTIFICATE ACCOUNT  PURSUANT TO
SECTION 3.05  OF THE POOLING  AND SERVICING AGREEMENT,  HAVE BEEN OR  WILL BE
CREDITED.

____________   _____________________         DATED:____________

/ /  VICE PRESIDENT

/ /  ASSISTANT VICE PRESIDENT





                                  EXHIBIT O

                         FORM OF DEPOSITORY AGREEMENT





                                  EXHIBIT P

                      FORM OF MORTGAGE NOTE AND MORTGAGE

